UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21774

First Trust Exchange-Traded Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)	The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
For the Period Ended December 31, 2023

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE® Arca® Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line® Dividend Index Fund (FVD)
First Trust Growth Strength ETF (FTGS)
First Trust Indxx Aerospace & Defense ETF (MISL)
First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)

First Trust Exchange-Traded Fund
Annual Report
December 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2023. Please note that the First Trust Bloomberg Inflation Sensitive Equity ETF was incepted on March 13, 2023, so information contained in this letter and the report prior to that Fund’s inception date will not apply to that Fund.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund
Annual Report
December 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Economy/Investing
The direction of central bank policy, inflation, and the threat that an economic recession might befall the U.S. economy dominated global headlines throughout much of 2023. In the U.S., the Federal Reserve (the “Fed”) increased the Federal Funds target rate (upper bound) from 4.50% to 5.50% over the first three quarters of the year before pausing in September. As a result, inflation, as measured by the trailing 12-month change in the rate of the Consumer Price Index, moderated from 6.5% on December 31, 2022 to 3.4% as of December 31, 2023. While the correlation between higher interest rates and declining inflation is welcome news, the metric remains elevated well-above the Fed’s stated goal of 2.0%, fueling continued debate regarding the Fed’s ability to orchestrate a “soft landing” in the U.S. economy.
Higher interest rates appear to be hindering global growth. In their October 2023 “World Economic Outlook”, the International Monetary Fund (“IMF”) projected that real gross domestic product (“GDP”) would decline from 3.5%, where it stood in 2022, to 2.9% in 2024. For comparison, global growth averaged 3.8% from 2000-2019. On a percentage basis, advanced economies are expected to fare worse than emerging markets and developing economies. The IMF is projecting a 1.4% growth rate for advanced economies in 2024, down from 2.6% in 2022. For comparison, GDP among emerging markets and developing economies is expected to fall to 4.0% in 2024, down from 4.1% in 2022.
U.S. Stocks and Bonds
All three of the major U.S. stock indices posted substantial gains in 2023. The S&P 500® Index (the “Index”), the S&P MidCap 400® Index and the S&P SmallCap 600® Index posted total returns of 26.29%, 16.44%, and 16.05%, respectively, according to Bloomberg. Nine of the eleven major sectors that comprise the Index posted positive total returns for the year. The Index’s top performing sector was the Information Technology sector, up 57.84%, while the worst performing sector was the Utilities sector, which fell by 7.08% on a total return basis during the year. After a forecasted contraction in 2023, earnings estimates are expected to recover in 2024. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2023 and 2024 stood at -3.11% and 10.73%, respectively, as of January 12, 2024.
The yield on the benchmark 10-Year Treasury Note (“T-Note”) closed trading on December 29, 2023, at 3.88%, unchanged from where it stood on December 30, 2022, according to data from Bloomberg. The 3.88% yield stood 157 basis points (“bps”) above its 2.31% average for the 10-year period ended December 29, 2023. Despite ending the year unchanged, the yield on the 10-Year T-Note was quite volatile in 2023, falling to an intra-year low of 3.31% on April 6, peaking at 4.99% on October 19, then retreating again to 3.88% at year-end. Most bond investors likely know that bond prices and yields typically move in opposite directions. Between October 19, 2023 (the peak on the yield of the 10-Year T-Note), and December 29, 2023, the total return of the Bloomberg U.S. Aggregate Bond Index stood at 9.28%, reflecting a decline of 111 bps in the yield of the 10-Year T-Note over the period. All the major U.S. bond indices we track posted positive total returns in 2023. The top performing major debt group was corporate high yield bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of 13.44% over the period. The worst performing debt group that we track was intermediate U.S. Treasuries. The Bloomberg U.S. Intermediate Treasury Index posted a total return of 4.28% over the period.
Foreign Stocks and Bonds
The U.S. Dollar depreciated by 2.11% against a basket of major currencies in 2023, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY closed 2023 at a reading of 101.33, significantly above its 20-year average of 88.91. The weaker U.S. Dollar likely had a positive influence on the returns of unhedged foreign securities held by U.S. investors.
The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.63% (USD), while the Bloomberg Global Aggregate Index of higher quality debt rose 5.72% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 9.83% (USD), while the MSCI World ex USA Index rose by 17.94% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust Dow Jones Select MicroCap Index Fund (FDM)
The First Trust Dow Jones Select MicroCap Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones Select MicroCap IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “Index Provider”). According to the Index Provider, the Index is designed to measure the performance of micro-cap stocks issued by U.S. companies that are comparatively liquid and have strong fundamentals relative to the micro-cap segment as a whole. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca”). The first day of secondary market trading in shares of the Fund was September 30, 2005.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (9/27/05) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (9/27/05) to 12/31/23
Fund Performance
NAV	13.01%	10.40%	8.11%	7.55%	64.04%	118.07%	277.89%
Market Price	13.21%	10.46%	8.17%	7.56%	64.43%	119.30%	278.17%
Index Performance
Dow Jones Select MicroCap IndexSM	13.72%	11.26%	8.84%	8.29%	70.49%	133.18%	328.14%
Russell 2000® Index	16.93%	9.97%	7.16%	7.80%	60.85%	99.59%	294.14%
Russell 3000® Index	25.96%	15.16%	11.48%	9.79%	102.54%	196.41%	450.50%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 13.01% during the 12-month period covered by this report. During the same period, the Russell 2000® Index (the “Benchmark”) generated a return of 16.93%. During the period covered by this report, the greatest allocation in the Fund went to securities in the Financials sector. This sector’s average weight in the Fund was 28.3% and contributed 0.8% to the Fund’s overall return. The greatest contribution to the Fund’s return was 5.7% from the allocation to the Consumer Discretionary sector and the greatest source of drag for the Fund was the -1.3% contribution to the Fund’s return which came from investments in the Health Care sector.

Dow Jones Select MicroCap IndexSM (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones Select MicroCap Index Fund (FDM) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	28.3%
Industrials	20.3
Energy	11.3
Consumer Discretionary	10.3
Information Technology	9.0
Materials	8.2
Health Care	3.8
Communication Services	3.0
Utilities	2.4
Real Estate	2.1
Consumer Staples	1.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Crescent Energy, Inc., Class A	1.7%
ScanSource, Inc.	1.6
ACM Research, Inc., Class A	1.5
SunCoke Energy, Inc.	1.4
VSE Corp.	1.4
Powell Industries, Inc.	1.3
Barrett Business Services, Inc.	1.2
Viad Corp.	1.2
Ambac Financial Group, Inc.	1.2
Haynes International, Inc.	1.2
Total	13.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$29,641
$23,318
$21,807
$19,959
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Dow Jones Select MicroCap Index Fund
Dow Jones Select MicroCap Index℠
Russell 2000® Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
The First Trust Morningstar Dividend Leaders Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Morningstar® Dividend Leaders IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Morningstar, Inc. (the “Index Provider”). Effective December 12, 2023, the Index Provider also serves as the calculation agent. According to the Index Provider, the Index is designed to measure the performance of the 100 highest-yielding stocks that have a consistent record of dividend payment and have the ability to sustain their dividend payments. The securities comprising the Morningstar® US Market IndexSM serve as the Fund’s selection universe. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (3/9/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (3/9/06) to 12/31/23
Fund Performance
NAV	2.90%	10.24%	9.16%	7.45%	62.83%	140.34%	259.94%
Market Price	2.90%	10.25%	9.16%	7.45%	62.90%	140.33%	259.83%
Index Performance
Morningstar® Dividend Leaders IndexSM	3.42%	10.83%	9.72%	7.99%	67.25%	152.86%	293.58%
S&P 500® Index	26.29%	15.69%	12.03%	9.87%	107.21%	211.49%	434.64%
Russell 1000® Value Index	11.46%	10.91%	8.40%	7.45%	67.79%	123.99%	259.66%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 2.90% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 26.29%. The greatest allocations in the Fund were a 20.5% allocation in the Financials sector, which contributed 3.7% to the Fund’s overall return and a 19.1% allocation in the Energy sector, which had a contribution of -0.2% to the Fund’s return. The investments in the Financials sector were the greatest source of return for the Fund during the period covered by this report. The most negative contribution to the Fund’s return came from investments in the Health Care sector, which caused a -2.1% drag in the Fund.

Morningstar® and Morningstar® Dividend Leaders IndexSM are registered trademarks and service marks of Morningstar, Inc. (“Morningstar”) and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar and Morningstar makes no representation regarding the advisability of investing in the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Morningstar Dividend Leaders Index Fund (FDL) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	24.0%
Energy	16.9
Health Care	15.4
Consumer Staples	12.7
Utilities	9.2
Communication Services	8.3
Information Technology	4.7
Consumer Discretionary	3.4
Industrials	2.9
Materials	2.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Chevron Corp.	8.5%
AbbVie, Inc.	8.4
Verizon Communications, Inc.	8.3
Pfizer, Inc.	7.0
Philip Morris International, Inc.	6.3
Altria Group, Inc.	5.1
International Business Machines Corp.	4.7
Citigroup, Inc.	3.3
3M Co.	2.7
U.S. Bancorp	2.5
Total	56.8%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$31,149
$25,286
$24,034
$22,399
First Trust Morningstar Dividend Leaders Index Fund
Morningstar® Dividend Leaders Index℠
S&P 500® Index
Russell 1000® Value Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust US Equity Opportunities ETF (FPX)
The First Trust US Equity Opportunities ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the IPOX®-100 U.S. Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by IPOX Schuster LLC (the “Index Provider”). According to the Index Provider, the Index seeks to measure the performance of the equity securities of the 100 typically largest and most liquid initial public offerings (“IPOs”) (including spin-offs and equity carve-outs) of U.S. companies. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/12/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/12/06) to 12/31/23
Fund Performance
NAV	22.01%	9.63%	8.45%	10.05%	58.34%	125.16%	446.19%
Market Price	22.22%	9.64%	8.45%	10.06%	58.43%	125.11%	446.33%
Index Performance
IPOX®-100 U.S. Index	22.65%	10.14%	9.00%	10.66%	62.06%	136.72%	502.34%
S&P 500® Index	26.29%	15.69%	12.03%	9.84%	107.21%	211.49%	427.34%
Russell 3000® Index	25.96%	15.16%	11.48%	9.62%	102.54%	196.41%	409.55%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 22.01% during the 12-month period covered by this report. During the same period, the Russell 3000® Index (the “Benchmark”) generated a return of 25.96%. The two sectors with the greatest allocation, and the most positive contributions to the Fund’s overall return, during the period covered by this report were the Information Technology sector and the Industrial sector. The Fund allocated 24.7% to investments in the Information Technology sector, which contributed 8.6% to the Fund’s overall return. The Fund also allocated 23.2% to the Industrials sector which contributed 10.1% to the Fund’s return. No sector had a significantly negative contribution to the Fund’s return. The most negative contribution to return was -0.2% from the allocation to the Health Care sector.

IPOX® and IPOX®-100 U.S. Index are registered international trademarks and service marks of IPOX® Schuster LLC (“IPOX”) and have been licensed for use by First Trust. The Fund is not sponsored, endorsed, sold or promoted by IPOX, and IPOX makes no representation regarding the advisability of trading in such Fund. IPOX® is an international trademark of IPOX Schuster LLC. Index of Initial Public Offerings (IPOX) and IPOX Derivatives Patent No. US 7,698,197.

Fund Performance Overview (Unaudited) (Continued)
First Trust US Equity Opportunities ETF (FPX) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	30.7%
Information Technology	26.6
Consumer Discretionary	15.1
Health Care	10.1
Financials	9.2
Consumer Staples	2.4
Utilities	2.1
Communication Services	1.8
Energy	0.9
Real Estate	0.7
Materials	0.4
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Carrier Global Corp.	7.8%
Samsara, Inc., Class A	6.9
Uber Technologies, Inc.	6.6
Airbnb, Inc., Class A	6.4
Regeneron Pharmaceuticals, Inc.	5.8
Snowflake, Inc., Class A	3.5
Symbotic, Inc.	3.5
Otis Worldwide Corp.	3.2
DoorDash, Inc., Class A	3.0
Block, Inc.	2.4
Total	49.1%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$31,149
$29,641
$23,672
$22,516
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust US Equity Opportunities ETF
IPOX®-100 U.S. Index
S&P 500® Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust NYSE® Arca® Biotechnology Index Fund (FBT)
The First Trust NYSE® Arca® Biotechnology Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NYSE® Arca® Biotechnology Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by ICE Data Indices, LLC (the “Index Provider”). According to the Index Provider, the Index is an equal-dollar weighted index designed to measure the performance of a cross section of small, mid and large capitalization companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (6/19/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (6/19/06) to 12/31/23
Fund Performance
NAV	2.26%	4.92%	8.64%	12.60%	27.16%	128.96%	700.76%
Market Price	2.31%	4.92%	8.64%	12.60%	27.15%	128.96%	700.75%
Index Performance
NYSE® Arca® Biotechnology Index	2.86%	5.43%	9.13%	13.18%	30.25%	139.56%	776.78%
S&P Composite 1500® Health Care Index	1.92%	11.24%	11.32%	11.21%	70.33%	192.23%	544.37%
Nasdaq® Biotechnology Index	4.59%	8.26%	6.89%	11.27%	48.72%	94.78%	550.74%
S&P 500® Index	26.29%	15.69%	12.03%	10.16%	107.21%	211.49%	445.83%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 2.26% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Health Care Index (the “Benchmark”) returned 1.92%. The Fund was highly concentrated in the Biotechnology industry, which received an 80.4% allocation in the Fund during the period covered by this report. The Biotechnology investments in the Fund contributed 4.0% to the Fund’s overall return, by far the most significant driver of Fund return. The Fund’s only other significant allocation was a 19.5% allocation to the Life Sciences Tools & Services industry, which contributed -1.0% to the Fund’s return during the period.

Source ICE Data Indices, LLC, is used with permission. “NYSE®” is a service/trade mark of ICE Data Indices, LLC or its affiliates. This trademark has been licensed, along with the NYSE® Arca® Biotechnology Index (the “Index”) for use by First Trust Portfolios L.P. in connection with the First Trust NYSE® Arca® Biotechnology Index Fund (the “Product”). Neither First Trust Portfolios L.P., First Trust Exchange-Traded Fund (the “Trust”) nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Fund Performance Overview (Unaudited) (Continued)
First Trust NYSE® Arca® Biotechnology Index Fund (FBT) (Continued)

Industry Allocation	% of Total Long-Term Investments
Biotechnology	78.8%
Life Sciences Tools & Services	21.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Ultragenyx Pharmaceutical, Inc.	4.2%
Grifols S.A., ADR	4.2
ACADIA Pharmaceuticals, Inc.	4.1
Charles River Laboratories International, Inc.	3.7
IQVIA Holdings, Inc.	3.7
Moderna, Inc.	3.6
Bio-Techne Corp.	3.5
Neurocrine Biosciences, Inc.	3.5
Mettler-Toledo International, Inc.	3.5
Alnylam Pharmaceuticals, Inc.	3.5
Total	37.5%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$31,149
$29,223
$23,956
$22,896
$19,478
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust NYSE® Arca® Biotechnology Index Fund
NYSE® Arca® Biotechnology Index
Nasdaq® Biotechnology Index
S&P 500® Index
S&P Composite 1500® Health Care Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones Internet Index Fund (FDN)
The First Trust Dow Jones Internet Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones Internet Composite IndexSM (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “Index Provider”). According to the Index Provider, the Index is designed to measure the performance of the largest and most actively traded securities issued by U.S. companies in the Internet industry. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (6/19/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (6/19/06) to 12/31/23
Fund Performance
NAV	51.44%	9.84%	12.04%	13.61%	59.88%	211.66%	836.53%
Market Price	51.49%	9.84%	12.04%	13.61%	59.86%	211.65%	836.63%
Index Performance
Dow Jones Internet Composite IndexSM	52.23%	10.45%	12.62%	14.22%	64.36%	228.26%	929.43%
S&P Composite 1500® Information Technology Index	56.53%	26.48%	20.32%	15.81%	223.73%	536.03%	1,211.51%
S&P 500® Index	26.29%	15.69%	12.03%	10.16%	107.21%	211.49%	445.83%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 51.44% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Information Technology Index (the “Benchmark”) generated a return of 56.53%. The largest allocation was to the Information Technology sector with 43.4% average weight which generated an 18.6% contribution to the Fund’s return. The largest contribution to the Fund’s return came from the Communication Services sector, which had an average weight of 28.9% and contributed 21.4% to the Fund’s return. The only negatively contributing sector to the Fund’s return was the Financials sector, which contributed -0.8% to the Fund’s return during the period.

Dow Jones Internet Composite IndexSM (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow Jones Internet Index Fund (FDN) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	43.1%
Communication Services	30.5
Consumer Discretionary	20.3
Financials	3.1
Health Care	3.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Amazon.com, Inc.	9.3%
Meta Platforms, Inc., Class A	7.7
Alphabet, Inc., Class A	5.3
Salesforce, Inc.	5.1
Netflix, Inc.	4.7
Cisco Systems, Inc.	4.6
Alphabet, Inc., Class C	4.5
Snowflake, Inc., Class A	3.1
PayPal Holdings, Inc.	3.1
Arista Networks, Inc.	3.0
Total	50.4%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$75,000
$50,000
$25,000
$0
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$63,603
$32,826
$31,166
$31,149
First Trust Dow Jones Internet Index Fund
Dow Jones Internet Composite Index℠
S&P 500® Index
S&P Composite 1500® Information Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Capital Strength ETF (FTCS)
The First Trust Capital Strength ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The Capital StrengthTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on Nasdaq, Inc. The first day of secondary market trading in shares of the Fund was July 11, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (7/6/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (7/6/06) to 12/31/23
Fund Performance
NAV	8.57%	12.06%	10.57%	9.83%	76.70%	173.12%	415.65%
Market Price	8.57%	12.05%	10.55%	9.83%	76.65%	172.74%	415.71%
Index Performance
The Capital StrengthTM Index(1)	9.21%	12.75%	11.27%	N/A	82.20%	190.85%	N/A
S&P 500® Index	26.29%	15.69%	12.03%	10.01%	107.21%	211.49%	430.75%

(1)
On June 4, 2013, the Fund’s underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLTTM to The Capital StrengthTM
Index. On June 18, 2010, the Fund’s underlying index changed from the Deutsche Bank CROCI® US+ IndexTM to the Credit Suisse U.S. Value
Index, Powered by HOLTTM. Therefore, the Fund’s performance and historical returns shown for the periods prior to June 4, 2013, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Since the Fund’s new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 8.57% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 26.29%. The Fund allocated 26.7% to the Health Care sector, which was the largest sector weight in the Fund. The second highest weight in the Fund was in the Industrials sector, which had an average weight of 23.5%. These sectors contributed 0.0% and 1.3% to the Fund’s return, respectively. The Information Technology sector contributed 3.3% to the Fund’s return, which was the largest positive contributor. The Communication Services sectors contributed -0.2% to the Fund’s return, which was the largest detractor to the Fund’s return during the period.

Nasdaq® and The Capital StrengthTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Capital Strength ETF (FTCS) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	23.7%
Health Care	19.2
Consumer Staples	17.7
Financials	14.5
Information Technology	12.9
Consumer Discretionary	8.6
Materials	1.8
Energy	1.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Gartner, Inc.	2.4%
Moody’s Corp.	2.3
Garmin Ltd.	2.3
Amphenol Corp., Class A	2.3
PACCAR, Inc.	2.3
Ameriprise Financial, Inc.	2.2
Home Depot (The), Inc.	2.2
Ross Stores, Inc.	2.2
TE Connectivity Ltd.	2.2
Costco Wholesale Corp.	2.2
Total	22.6%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$31,149
$29,085
$27,312
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Capital Strength ETF
S&P 500® Index
The Capital Strength™ Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Value Line® Dividend Index Fund (FVD)
The First Trust Value Line® Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Value Line® Dividend Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed by Value Line Publishing, LLC (the “Index Provider”) and calculated by ICE Data Indices, LLC as the calculation agent on behalf of the Index Provider. According to the Index Provider, the Index seeks to measure the performance of the securities ranked #1 or #2 according to Value Line Publishing, LLC’s proprietary Value Line® SafetyTM Ranking System that are also still expected to provide above-average dividend yield. The Index is rebalanced and reconstituted monthly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (8/19/03) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (8/19/03) to 12/31/23
Fund Performance
NAV	4.10%	9.29%	9.08%	9.20%	55.88%	138.40%	500.04%
Market Price	4.08%	9.28%	9.06%	9.19%	55.85%	138.12%	499.89%
Index Performance
Value Line® Dividend Index(1)	4.85%	10.16%	9.95%	N/A	62.26%	158.14%	N/A
S&P 500® Index	26.29%	15.69%	12.03%	10.11%	107.21%	211.49%	610.57%
S&P 500® Value Index	22.23%	14.11%	10.01%	9.01%	93.49%	159.66%	479.04%
Dow Jones U.S. Select Dividend IndexSM(1)	1.53%	10.05%	9.26%	N/A	61.40%	142.54%	N/A

On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line® Dividend
Fund (the “Predecessor FVD Fund,” a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value (“NAV”) include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2023) were 270.97% and 272.65% at NAV and Market Price, respectively. That compares to an Index return of 324.18% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2023) were 8.00% and 8.02% at NAV and Market Price, respectively. That compares to an Index return of 8.85% for the same period.

NAV and Market Price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively. Prior to
December 15, 2006, NAV and Market Price returns assumed that all distributions were reinvested at prices obtained by the Dividend
Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Price return was the AMEX (now known as the NYSE
American) closing market price of the Predecessor FVD Fund.

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 4.10% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 26.29%. The Fund allocated 22.2% to the Utilities sector, which was the largest sector weight in the Fund. This allocation contributed -2.1% to the Fund’s return, which was the most negative contribution to return of any sector. The Industrials sector contributed the most positive contribution to the Fund’s return of any sector, contributing 3.1%. The Financials sector also notably contributed positively towards the Fund’s return, contributing 2.1% during the period.

Value Line® and Value Line® Dividend Index are trademarks or registered trademarks of Value Line, Inc. (“Value Line”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in products utilizing such strategy.

Fund Performance Overview (Unaudited) (Continued)
First Trust Value Line® Dividend Index Fund (FVD) (Continued)

Sector Allocation	% of Total Long-Term Investments
Utilities	20.9%
Industrials	19.7
Consumer Staples	14.9
Financials	11.1
Health Care	10.6
Information Technology	8.0
Consumer Discretionary	5.6
Materials	4.9
Communication Services	1.9
Real Estate	1.8
Energy	0.6
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Novartis AG, ADR	0.6%
T-Mobile US, Inc.	0.6
Tractor Supply Co.	0.6
Toyota Motor Corp., ADR	0.6
Broadridge Financial Solutions, Inc.	0.6
Travelers (The) Cos., Inc.	0.6
Chubb Ltd.	0.6
Hershey (The) Co.	0.6
Lancaster Colony Corp.	0.6
Amgen, Inc.	0.6
Total	6.0%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$31,149
$25,966
$25,814
$24,254
$23,840
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Value Line® Dividend Index Fund
Value Line® Dividend Index
S&P 500® Index
S&P 500® Value Index
Dow Jones U.S. Select Dividend Index℠

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Growth Strength ETF (FTGS)
The First Trust Growth Strength ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The Growth StrengthTM Index (the “Index”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index seeks to provide exposure to (without limitation) a mix of domestic common stocks and real estate investment trusts (“REITs”) with filters for liquidity, return on equity, long-term debt, revenue and cash flow growth. Companies that do not meet requirements for minimum metrics on those criteria are filtered out of, or excluded from, the Index, according to the Index Provider. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on Nasdaq, Inc. The first day of secondary market trading in shares of the Fund was October 26, 2022.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 12/31/23	Inception (10/25/22) to 12/31/23	Inception (10/25/22) to 12/31/23
Fund Performance
NAV	33.54%	28.97%	35.14%
Market Price	33.43%	29.09%	35.29%
Index Performance
The Growth StrengthTM Index	34.47%	29.66%	35.99%
S&P 500® Index	26.29%	21.65%	26.10%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 33.54% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 26.29%. The Fund allocated 33.1% to the Information Technology sector during the period, which was more than the weight given to any other sector. Investments in this sector contributed 18.3% to the Fund’s return, the greatest contribution to the Fund’s return of any sector. The Consumer Discretionary sector also contributed significantly to the Fund’s performance, contributing 7.5%. During the period, no sector contributed negatively to the Fund’s return.

Nasdaq® and The Growth StrengthTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Growth Strength ETF (FTGS) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	33.7%
Consumer Discretionary	21.5
Health Care	13.1
Financials	8.1
Energy	8.0
Industrials	8.0
Materials	5.8
Communication Services	1.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
D.R. Horton, Inc.	2.6%
Dexcom, Inc.	2.5
Lennar Corp., Class A	2.5
Blackstone, Inc.	2.4
Deckers Outdoor Corp.	2.3
Enphase Energy, Inc.	2.3
QUALCOMM, Inc.	2.3
EPAM Systems, Inc.	2.3
Lam Research Corp.	2.2
Broadcom, Inc.	2.2
Total	23.6%

Performance of a $10,000 Initial Investment
October 25, 2022 - December 31, 2023

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
10/25/22
12/31/22
6/30/23
12/31/23
$13,599
$13,514
$12,610
First Trust Growth Strength ETF
The Growth Strength™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Aerospace & Defense ETF (MISL)
The First Trust Indxx Aerospace & Defense ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx US Aerospace & Defense Index (the “Index”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Index is developed, maintained and sponsored by Indxx, Inc. (the “Index Provider”).
According to the Index Provider, the Index’s starting universe consists of U.S. companies engaged in business activities associated with the following aerospace and defense sub-themes, as identified by the Index Provider: (1) Hypersonic: Companies involved in developing Hypersonic warfare weapons technology for defense related applications; (2) Directed Energy: Companies involved in developing weapons like high power microwaves, laser technology products and electromagnetic weapons for defense related applications; (3) Space Technologies: Companies involved in developing rockets, satellites and launch vehicles; (4) Unmanned Aerial Vehicle/Advanced Air Mobility: Companies that develop military aircrafts guided by remote control or programmed autonomously and companies involved in developing an air transportation system that moves cargo and people for defense related applications; or (5) Autonomous, Cybersecurity and C5ISR Systems: Companies involved in providing autonomous, cybersecurity, and C5ISR solutions for improving national security, enhancing public safety and designing better combat results. These sub-themes also include the commercial (non-government/defense) application of such activities. According to the Index Provider, the starting universe also includes Traditional Aerospace & Defense companies that manufacture construction materials, electronics, and telecommunications equipment used in the manufacture of aircraft for both defense and commercial aviation. From the starting universe, only companies that derive at least 50% of revenues from aerospace and defense activities in one or more of the sub-themes identified above will be eligible for inclusion in the Index, according to the Index Provider. These companies have their principal business strategies and/or growth prospects inextricably linked to aerospace and defense. According to the Index Provider, from the list of eligible companies, a total of 50 companies ranked from highest to lowest market capitalization will be selected. In the event there are less than 50 companies that meet the 50% revenue test, all eligible companies will be selected (i.e., there may be fewer than 50 companies in the Index). The selected securities are assigned weights based on their market capitalization. The Index is rebalanced quarterly and reconstituted semi-annually, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was October 26, 2022.

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 12/31/23	Inception (10/25/22) to 12/31/23	Inception (10/25/22) to 12/31/23
Fund Performance
NAV	14.88%	19.38%	23.32%
Market Price	14.78%	19.37%	23.32%
Index Performance
Indxx US Aerospace & Defense Index	15.57%	20.03%	24.13%
S&P 500® Index	26.29%	21.65%	26.10%
S&P Composite 1500® Aerospace & Defense Index	8.69%	15.60%	18.72%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 14.88% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 26.29%. During the period, the Fund allocated 86.3% to the Aerospace & Defense sub-industry, which was more than the weight given to any other sub-industry. Investments in the Aerospace & Defense sub-industry contributed 14.4% to the Fund’s return, the greatest contribution to return of any sector. The Research & Consulting Services sub-industry was the other significant contributor to the Fund’s return. This sub-industry had an average weight of 13.0% and contributed 1.0% to the Fund’s return during the period. No sub-industry contributed negatively to the Fund’s total return during the period.

Indxx and Indxx US Aerospace & Defense Index (“Index”) are trademarks of Indxx, Inc. (“Indxx”) and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by Indxx, and Indxx makes no representation regarding the advisability of trading in such product. The Index is determined, composed and calculated by Indxx without regard to First Trust or the Fund.

Fund Performance Overview (Unaudited) (Continued)
First Trust Indxx Aerospace & Defense ETF (MISL) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	99.5%
Communication Services	0.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Boeing (The) Co.	10.0%
RTX Corp.	8.2
General Dynamics Corp.	7.6
Lockheed Martin Corp.	7.3
Northrop Grumman Corp.	6.8
Howmet Aerospace, Inc.	4.3
L3Harris Technologies, Inc.	4.2
TransDigm Group, Inc.	4.2
Leidos Holdings, Inc.	4.1
Huntington Ingalls Industries, Inc.	4.0
Total	60.7%

Performance of a $10,000 Initial Investment
October 25, 2022 - December 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
10/25/22
12/31/22
6/30/23
12/31/23
$12,610
$12,413
$12,332
$11,872
First Trust Indxx Aerospace & Defense ETF
Indxx US Aerospace & Defense Index
S&P 500® Index
S&P Composite 1500® Aerospace & Defense Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)
The First Trust Bloomberg Inflation Sensitive Equity ETF (the “Fund”) seeks investment results that correspond generally to the price and yield, before fees and expenses, of an equity index called the Bloomberg Inflation Sensitive Equity Index (the “Index”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks that comprise the Index. The Index is developed, maintained and sponsored by Bloomberg Index Services Limited (the “Index Provider”). The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the total return performance of the Index, which includes dividends paid by the common stocks in the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund’s shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was March 14, 2023.

Performance
Cumulative Total Returns
Inception (3/13/23) to 12/31/23
Fund Performance
NAV	13.06%
Market Price	13.06%
Index Performance
Bloomberg Inflation Sensitive Equity Index	13.66%
S&P 500® Index	25.32%
(See Notes to Fund Performance Overview on page 24.)
Performance Review
The Fund generated a NAV return of 13.06% during the period from the Fund’s inception date of March 13, 2023 through December 31, 2023. During the same period, the S&P 500® Index (“Benchmark”) generated a return of 25.32%. The Energy sector received the greatest allocation of any sector in the Fund, with an allocation of 30.1%, and contributed 4.8% to the Fund’s return. Investments in the Industrials sector contributed 5.5% to the Fund’s return, the greatest of any sector in the Fund. During the same period, no sector contributed negatively to the Fund’s total return.

“Bloomberg®” and Bloomberg Inflation Sensitive Equity Index licensed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”) and have been licensed for use for certain purposes by First Trust Advisors L.P. (the “Licensee”). Bloomberg is not affiliated with the Licensee, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices or the Financial Products.

Fund Performance Overview (Unaudited) (Continued)
First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF) (Continued)

Sector Allocation	% of Total Long-Term Investments
Energy	38.6%
Industrials	25.6
Materials	19.2
Real Estate	14.4
Information Technology	2.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Weatherford International PLC	2.8%
Simon Property Group, Inc.	2.3
Carlisle Cos., Inc.	2.3
Cleveland-Cliffs, Inc.	2.3
General Dynamics Corp.	2.3
Caterpillar, Inc.	2.2
Parker-Hannifin Corp.	2.2
Diamondback Energy, Inc.	2.2
PACCAR, Inc.	2.2
Amphenol Corp., Class A	2.2
Total	23.0%

Performance of a $10,000 Initial Investment
March 13, 2023 - December 31, 2023

$13,000
$12,000
$11,000
$10,000
$9,000
3/13/23
6/30/23
12/31/23
$12,532
$11,366
$11,306
First Trust Bloomberg Inflation Sensitive Equity ETF
Bloomberg Inflation Sensitive Equity Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE® Arca® Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line® Dividend Index Fund, First Trust Growth Strength ETF, First Trust Indxx Aerospace & Defense ETF or First Trust Bloomberg Inflation Sensitive Equity ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Dow Jones Select MicroCap Index Fund (FDM)
Actual	$1,000.00	$1,102.60	0.60%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
First Trust Morningstar Dividend Leaders Index Fund (FDL)
Actual	$1,000.00	$1,080.80	0.45%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
First Trust US Equity Opportunities ETF (FPX)
Actual	$1,000.00	$1,087.60	0.58%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	0.58%	$2.96
First Trust NYSE® Arca® Biotechnology Index Fund (FBT)
Actual	$1,000.00	$1,035.40	0.56%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
First Trust Dow Jones Internet Index Fund (FDN)
Actual	$1,000.00	$1,144.10	0.50%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
First Trust Capital Strength ETF (FTCS)
Actual	$1,000.00	$1,074.40	0.54%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	0.54%	$2.75

First Trust Exchange-Traded Fund
Understanding Your Fund Expenses (Continued)
December 31, 2023 (Unaudited)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Value Line® Dividend Index Fund (FVD)
Actual	$1,000.00	$1,024.00	0.56%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
First Trust Growth Strength ETF (FTGS)
Actual	$1,000.00	$1,162.40	0.60%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
First Trust Indxx Aerospace & Defense ETF (MISL)
Actual	$1,000.00	$1,099.50	0.60%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)
Actual	$1,000.00	$1,081.60	0.60%	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

(a)	These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust Dow Jones Select MicroCap Index Fund (FDM)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.8%
37,303	Ducommun, Inc. (a)	$1,941,994
14,402	National Presto Industries, Inc.	1,156,193
		3,098,187
	Air Freight & Logistics — 0.4%
98,041	Radiant Logistics, Inc. (a)	650,992
	Banks — 21.4%
48,799	Amalgamated Financial Corp.	1,314,645
41,649	Bar Harbor Bankshares	1,222,815
29,835	BayCom Corp.	703,808
64,771	Business First Bancshares, Inc.	1,596,605
36,889	Capital City Bank Group, Inc.	1,085,643
29,609	Coastal Financial Corp. (a)	1,314,936
25,091	Codorus Valley Bancorp, Inc.	644,839
117,859	CrossFirst Bankshares, Inc. (a)	1,600,525
18,487	Esquire Financial Holdings, Inc.	923,610
29,073	First Financial Corp.	1,251,011
32,247	Five Star Bancorp	844,226
19,286	FS Bancorp, Inc.	712,811
23,986	Great Southern Bancorp, Inc.	1,423,569
35,727	HBT Financial, Inc.	754,197
167,902	Heritage Commerce Corp.	1,665,588
42,992	HomeTrust Bancshares, Inc.	1,157,345
57,269	Independent Bank Corp.	1,490,139
177,355	Kearny Financial Corp.	1,590,874
17,164	MainStreet Bancshares, Inc. (b)	425,839
40,514	Mercantile Bank Corp.	1,635,955
39,241	MidWestOne Financial Group, Inc.	1,055,975
32,202	MVB Financial Corp.	726,477
18,198	Northeast Bank	1,004,348
39,797	Northeast Community Bancorp, Inc.	705,999
15,183	Northrim BanCorp, Inc.	868,619
18,232	Oak Valley Bancorp (b)	546,048
110,548	Old Second Bancorp, Inc.	1,706,861
11,790	Orange County Bancorp, Inc. (b)	710,230
13,389	Plumas Bancorp	553,635
36,361	Sierra Bancorp	819,941
32,611	South Plains Financial, Inc.	944,415
26,167	Southern Missouri Bancorp, Inc.	1,397,056
22,273	Timberland Bancorp, Inc.	700,709
81,089	Univest Financial Corp.	1,786,391
		36,885,684
	Biotechnology — 1.0%
92,875	Cullinan Oncology, Inc. (a)	946,396
85,839	Voyager Therapeutics, Inc. (a)	724,481
		1,670,877
Shares	Description	Value

	Capital Markets — 1.4%
83,701	Bridge Investment Group Holdings, Inc., Class A	$818,596
7,909	Diamond Hill Investment Group, Inc.	1,309,651
84,739	Heritage Global, Inc. (a)	235,575
		2,363,822
	Chemicals — 1.0%
73,475	American Vanguard Corp.	806,021
20,217	Core Molding Technologies, Inc. (a)	374,621
25,671	Intrepid Potash, Inc. (a)	613,280
		1,793,922
	Commercial Services & Supplies — 4.4%
80,360	CECO Environmental Corp. (a)	1,629,701
61,568	Liquidity Services, Inc. (a)	1,059,585
84,032	Quad Graphics, Inc. (a)	455,454
57,486	Viad Corp. (a)	2,080,993
36,782	VSE Corp.	2,376,485
		7,602,218
	Communications Equipment — 0.7%
32,193	Aviat Networks, Inc. (a)	1,051,423
33,451	Cambium Networks Corp. (a)	200,706
		1,252,129
	Construction & Engineering — 1.2%
27,213	Limbach Holdings, Inc. (a)	1,237,375
27,519	Northwest Pipe Co. (a)	832,725
		2,070,100
	Consumer Finance — 1.4%
12,828	Atlanticus Holdings Corp. (a)	496,059
143,178	EZCORP, Inc., Class A (a)	1,251,376
24,594	Regional Management Corp.	616,817
		2,364,252
	Containers & Packaging — 1.1%
101,155	Myers Industries, Inc.	1,977,580
	Diversified Consumer Services — 1.0%
36,640	Carriage Services, Inc.	916,366
78,420	Lincoln Educational Services Corp. (a)	787,337
		1,703,703
	Diversified REITs — 0.5%
43,418	One Liberty Properties, Inc.	951,288
	Diversified Telecommunication Services — 1.1%
54,447	IDT Corp., Class B (a)	1,856,098
See Notes to Financial Statements

First Trust Dow Jones Select MicroCap Index Fund (FDM)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Electric Utilities — 1.0%
59,657	Genie Energy Ltd., Class B	$1,678,151
	Electrical Equipment — 2.6%
38,757	Allient, Inc.	1,170,849
74,707	LSI Industries, Inc.	1,051,875
25,098	Powell Industries, Inc.	2,218,663
		4,441,387
	Electronic Equipment, Instruments & Components — 4.7%
27,461	Bel Fuse, Inc., Class B	1,833,571
10,950	Climb Global Solutions, Inc.	600,389
68,275	Kimball Electronics, Inc. (a)	1,840,011
68,610	ScanSource, Inc. (a)	2,717,642
34,378	Vishay Precision Group, Inc. (a)	1,171,258
		8,162,871
	Energy Equipment & Services — 2.8%
54,307	DMC Global, Inc. (a)	1,022,058
26,330	Forum Energy Technologies, Inc. (a)	583,736
37,422	KLX Energy Services Holdings, Inc. (a)	421,372
63,238	Mammoth Energy Services, Inc. (a)	282,041
38,240	Ranger Energy Services, Inc.	391,195
79,836	Solaris Oilfield Infrastructure, Inc., Class A	635,495
321,715	TETRA Technologies, Inc. (a)	1,454,152
		4,790,049
	Entertainment — 0.5%
144,867	Vivid Seats, Inc., Class A (a)	915,559
	Financial Services — 1.9%
64,347	NewtekOne, Inc. (b)	887,989
15,190	Ocwen Financial Corp. (a)	467,244
257,364	UWM Holdings Corp. (b)	1,840,153
		3,195,386
	Ground Transportation — 0.6%
117,566	Daseke, Inc. (a)	952,285
	Health Care Equipment & Supplies — 1.0%
201,936	OraSure Technologies, Inc. (a)	1,655,875
	Health Care Providers & Services — 0.6%
349,618	Community Health Systems, Inc. (a)	1,094,304
Shares	Description	Value

	Hotels, Restaurants & Leisure — 4.7%
25,359	Bluegreen Vacations Holding Corp.	$1,904,968
145,879	Denny’s Corp. (a)	1,587,163
74,256	El Pollo Loco Holdings, Inc. (a)	654,938
67,309	Inspired Entertainment, Inc. (a)	665,013
7,624	Nathan’s Famous, Inc.	594,748
67,892	ONE Group Hospitality (The), Inc. (a)	415,499
66,157	Potbelly Corp. (a)	689,356
23,760	RCI Hospitality Holdings, Inc.	1,574,338
		8,086,023
	Household Durables — 0.5%
30,120	Landsea Homes Corp. (a)	395,777
19,439	Legacy Housing Corp. (a)	490,251
		886,028
	Household Products — 1.3%
26,181	Central Garden & Pet Co. (a)	1,311,930
14,040	Oil-Dri Corp. of America	941,803
		2,253,733
	Insurance — 1.9%
124,197	Ambac Financial Group, Inc. (a)	2,046,767
73,013	Greenlight Capital Re Ltd., Class A (a)	833,808
53,644	Kingsway Financial Services, Inc. (a) (b)	450,610
		3,331,185
	Interactive Media & Services — 0.1%
18,430	Travelzoo (a)	175,638
	IT Services — 1.1%
68,114	Hackett Group (The), Inc.	1,550,956
83,271	Information Services Group, Inc.	392,206
		1,943,162
	Leisure Products — 1.3%
18,214	Johnson Outdoors, Inc., Class A	972,992
33,151	Marine Products Corp.	377,922
41,255	MasterCraft Boat Holdings, Inc. (a)	934,013
		2,284,927
	Machinery — 2.7%
63,161	Douglas Dynamics, Inc.	1,874,618
28,483	Gencor Industries, Inc. (a)	459,716
29,020	Mayville Engineering Co., Inc. (a)	418,468
31,454	Miller Industries, Inc.	1,330,190
22,659	Park-Ohio Holdings Corp.	610,887
		4,693,879
See Notes to Financial Statements

First Trust Dow Jones Select MicroCap Index Fund (FDM)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Marine Transportation — 1.6%
116,899	Genco Shipping & Trading Ltd.	$1,939,355
94,493	Pangaea Logistics Solutions Ltd.	778,622
		2,717,977
	Media — 0.6%
166,409	Entravision Communications Corp., Class A	693,926
33,084	Townsquare Media, Inc., Class A	349,367
		1,043,293
	Metals & Mining — 5.1%
129,240	Gatos Silver, Inc. (a)	845,230
34,988	Haynes International, Inc.	1,996,065
26,923	Olympic Steel, Inc.	1,795,764
97,722	Ramaco Resources, Inc., Class A (b)	1,678,864
230,164	SunCoke Energy, Inc.	2,471,961
		8,787,884
	Mortgage REITs — 0.3%
43,851	AFC Gamma, Inc.	527,528
	Oil, Gas & Consumable Fuels — 8.5%
98,845	Amplify Energy Corp. (a)	586,151
185,062	Berry Corp.	1,300,986
35,400	Centrus Energy Corp., Class A (a)	1,926,114
226,455	Crescent Energy, Inc., Class A	2,991,470
83,599	Evolution Petroleum Corp.	485,710
72,157	FutureFuel Corp.	438,715
67,396	Hallador Energy Co. (a)	595,781
147,170	Overseas Shipholding Group, Inc., Class A	775,586
41,848	REX American Resources Corp. (a)	1,979,410
118,271	Ring Energy, Inc. (a)	172,676
86,638	SandRidge Energy, Inc.	1,184,341
288,980	VAALCO Energy, Inc.	1,297,520
265,841	W&T Offshore, Inc.	866,642
		14,601,102
	Paper & Forest Products — 1.0%
45,516	Clearwater Paper Corp. (a)	1,644,038
	Pharmaceuticals — 1.2%
260,153	Assertio Holdings, Inc. (a)	278,364
172,755	Omeros Corp. (a) (b)	564,909
55,889	Phibro Animal Health Corp., Class A	647,194
107,450	SIGA Technologies, Inc.	601,720
		2,092,187
Shares	Description	Value

	Professional Services — 2.6%
18,184	Barrett Business Services, Inc.	$2,105,707
19,242	CRA International, Inc.	1,902,072
15,281	RCM Technologies, Inc. (a)	443,760
		4,451,539
	Real Estate Management & Development — 0.6%
39,470	RMR Group (The), Inc., Class A	1,114,238
	Retail REITs — 0.9%
129,448	Whitestone REIT	1,590,916
	Semiconductors & Semiconductor Equipment — 1.7%
128,312	ACM Research, Inc., Class A (a)	2,507,217
31,414	inTEST Corp. (a)	427,230
		2,934,447
	Software — 0.1%
17,163	CoreCard Corp. (a)	237,364
	Specialty Retail — 2.8%
112,501	Arhaus, Inc. (a)	1,333,137
61,699	Big 5 Sporting Goods Corp. (b)	391,172
35,941	Build-A-Bear Workshop, Inc.	826,284
36,654	Haverty Furniture Cos., Inc.	1,301,217
28,407	OneWater Marine, Inc., Class A (a)	959,872
		4,811,682
	Technology Hardware, Storage & Peripherals — 0.6%
46,673	CompoSecure, Inc. (a) (b)	252,034
188,008	Eastman Kodak Co. (a)	733,231
		985,265
	Trading Companies & Distributors — 2.5%
36,451	DXP Enterprises, Inc. (a)	1,228,399
107,535	Hudson Technologies, Inc. (a)	1,450,647
55,920	Titan Machinery, Inc. (a)	1,614,970
		4,294,016
	Water Utilities — 1.5%
25,821	Artesian Resources Corp., Class A	1,070,280
41,110	Consolidated Water Co., Ltd.	1,463,516
		2,533,796
	Wireless Telecommunication Services — 0.6%
54,908	Spok Holdings, Inc.	849,976
392,573	Tingo Group, Inc. (a) (c)	270,875
		1,120,851
	Total Common Stocks	172,269,417
	(Cost $159,429,845)
See Notes to Financial Statements

First Trust Dow Jones Select MicroCap Index Fund (FDM)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 3.3%
5,614,589	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (d) (e)	$5,614,589
	(Cost $5,614,589)

	Total Investments — 103.2%	177,884,006
	(Cost $165,044,434)
	Net Other Assets and Liabilities — (3.2)%	(5,501,830)
	Net Assets — 100.0%	$172,382,176

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $5,388,319 and the total value of the collateral held by the Fund is $5,614,589.

(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)	Rate shown reflects yield as of December 31, 2023.
(e)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Wireless Telecommunication Services	$ 1,120,851	$ 849,976	$ 270,875	$ —
Other Industry Categories*	171,148,566	171,148,566	—	—
Money Market Funds	5,614,589	5,614,589	—	—
Total Investments	$177,884,006	$177,613,131	$270,875	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$5,388,319
Non-cash Collateral(2)	(5,388,319)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust Morningstar Dividend Leaders Index Fund (FDL)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.7%
	Automobiles — 2.0%
6,622,647	Ford Motor Co.	$80,730,067
	Banks — 18.1%
209,167	Associated Banc-Corp.	4,474,082
108,593	Bank OZK	5,411,189
190,826	Cadence Bank	5,646,541
74,850	Cathay General Bancorp	3,336,065
2,543,968	Citigroup, Inc.	130,861,714
782,063	Citizens Financial Group, Inc.	25,917,568
373,336	Columbia Banking System, Inc.	9,960,604
235,773	Comerica, Inc.	13,158,491
121,246	East West Bancorp, Inc.	8,723,650
882,071	Fifth Third Bancorp	30,422,629
193,852	First Hawaiian, Inc.	4,431,457
743,260	First Horizon Corp.	10,524,562
184,551	First Interstate BancSystem, Inc., Class A	5,674,943
397,617	FNB Corp.	5,475,186
121,145	Glacier Bancorp, Inc.	5,005,711
2,201,245	Huntington Bancshares, Inc.	27,999,836
46,499	Independent Bank Corp.	3,060,099
1,777,617	KeyCorp	25,597,685
197,946	M&T Bank Corp.	27,134,438
1,518,773	New York Community Bancorp, Inc.	15,537,048
300,661	Old National Bancorp	5,078,164
531,258	PNC Financial Services Group (The), Inc.	82,265,301
1,566,824	Regions Financial Corp.	30,365,049
187,309	Synovus Financial Corp.	7,052,184
2,519,440	Truist Financial Corp.	93,017,725
2,293,169	U.S. Bancorp	99,248,354
166,373	United Bankshares, Inc.	6,247,306
124,044	United Community Banks, Inc.	3,629,527
587,878	Valley National Bancorp	6,384,355
169,606	Webster Financial Corp.	8,609,201
196,050	Zions Bancorp N.A.	8,600,714
		718,851,378
	Biotechnology — 8.4%
2,144,784	AbbVie, Inc.	332,377,176
	Capital Markets — 2.2%
242,824	Carlyle Group (The), Inc.	9,880,509
28,222	Cohen & Steers, Inc.	2,137,252
414,366	Franklin Resources, Inc.	12,343,963
233,683	Janus Henderson Group PLC	7,045,542
230,581	Northern Trust Corp.	19,456,425
325,703	T. Rowe Price Group, Inc.	35,074,956
		85,938,647
	Chemicals — 2.1%
134,254	Eastman Chemical Co.	12,058,694
Shares	Description	Value

	Chemicals (Continued)
328,154	International Flavors & Fragrances, Inc.	$26,570,629
420,058	LyondellBasell Industries N.V., Class A	39,939,115
52,453	Scotts Miracle-Gro (The) Co.	3,343,879
		81,912,317
	Construction & Engineering — 0.1%
154,839	MDU Resources Group, Inc.	3,065,812
	Consumer Finance — 0.3%
330,034	Ally Financial, Inc.	11,524,787
	Consumer Staples Distribution & Retail — 1.3%
1,929,571	Walgreens Boots Alliance, Inc.	50,381,099
	Containers & Packaging — 0.3%
3,712	Greif, Inc., Class B	245,029
78,205	Packaging Corp. of America	12,740,377
		12,985,406
	Diversified Telecommunication Services — 8.3%
8,724,921	Verizon Communications, Inc.	328,929,522
	Electric Utilities — 8.3%
75,933	ALLETE, Inc.	4,644,062
116,126	Avangrid, Inc.	3,763,644
1,010,404	Duke Energy Corp.	98,049,604
506,078	Edison International	36,179,516
281,892	Entergy Corp.	28,524,651
327,708	Evergy, Inc.	17,106,358
677,053	FirstEnergy Corp.	24,820,763
215,014	NRG Energy, Inc.	11,116,224
282,369	OGE Energy Corp.	9,863,149
157,328	Pinnacle West Capital Corp.	11,302,444
1,219,900	Southern (The) Co.	85,539,388
		330,909,803
	Financial Services — 0.3%
869,368	Western Union (The) Co.	10,362,867
	Gas Utilities — 0.5%
64,621	Southwest Gas Holdings, Inc.	4,093,740
71,929	Spire, Inc.	4,484,054
417,438	UGI Corp.	10,268,975
		18,846,769
	Household Durables — 0.4%
84,540	MDC Holdings, Inc.	4,670,835
105,383	Whirlpool Corp.	12,832,488
		17,503,323
	Industrial Conglomerates — 2.7%
968,408	3M Co.	105,866,363
See Notes to Financial Statements

First Trust Morningstar Dividend Leaders Index Fund (FDL)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance — 3.1%
300,216	Fidelity National Financial, Inc.	$15,317,020
378,757	Lincoln National Corp.	10,215,076
610,642	MetLife, Inc.	40,381,756
553,085	Prudential Financial, Inc.	57,360,445
		123,274,297
	IT Services — 4.7%
1,136,279	International Business Machines Corp.	185,838,430
	Leisure Products — 0.3%
230,516	Hasbro, Inc.	11,770,147
	Metals & Mining — 0.0%
13,780	Arch Resources, Inc.	2,286,653
	Multi-Utilities — 0.3%
121,043	Avista Corp.	4,326,077
94,718	Black Hills Corp.	5,110,036
85,312	Northwestern Energy Group, Inc.	4,341,528
		13,777,641
	Oil, Gas & Consumable Fuels — 16.8%
2,258,228	Chevron Corp.	336,837,288
67,467	CVR Energy, Inc.	2,044,250
870,409	Devon Energy Corp.	39,429,528
138,254	HF Sinclair Corp.	7,682,775
975,156	ONEOK, Inc.	68,475,454
443,149	Phillips 66	59,000,858
403,543	Pioneer Natural Resources Co.	90,748,750
1,822,105	Williams (The) Cos., Inc.	63,463,917
		667,682,820
	Pharmaceuticals — 7.0%
9,661,448	Pfizer, Inc.	278,153,088
	Professional Services — 0.1%
57,015	ManpowerGroup, Inc.	4,530,982
	Specialty Retail — 0.6%
31,238	Advance Auto Parts, Inc.	1,906,455
273,600	Best Buy Co., Inc.	21,417,408
		23,323,863
	Textiles, Apparel & Luxury Goods — 0.1%
44,963	Carter’s, Inc.	3,367,279
Shares	Description	Value

	Tobacco — 11.4%
5,035,174	Altria Group, Inc.	$203,118,919
2,659,031	Philip Morris International, Inc.	250,161,637
		453,280,556

	Total Investments — 99.7%	3,957,471,092
	(Cost $3,982,375,224)
	Net Other Assets and Liabilities — 0.3%	13,326,914
	Net Assets — 100.0%	$3,970,798,006

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,957,471,092	$ 3,957,471,092	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust US Equity Opportunities ETF (FPX)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 0.9%
339,949	Leonardo DRS, Inc. (a)	$6,812,578
	Air Freight & Logistics — 0.2%
30,825	GXO Logistics, Inc. (a)	1,885,257
	Automobile Components — 0.6%
104,451	Mobileye Global, Inc., Class A (a)	4,524,817
	Automobiles — 0.8%
248,180	Rivian Automotive, Inc., Class A (a)	5,822,303
	Beverages — 0.1%
29,415	Vita Coco (The) Co., Inc. (a)	754,495
	Biotechnology — 8.1%
15,354	Apellis Pharmaceuticals, Inc. (a)	919,090
25,233	Arcellx, Inc. (a)	1,400,432
45,081	Bridgebio Pharma, Inc. (a)	1,819,920
37,488	Immunovant, Inc. (a)	1,579,369
9,776	Karuna Therapeutics, Inc. (a)	3,094,202
23,554	Legend Biotech Corp., ADR (a)	1,417,244
16,230	Nuvalent, Inc., Class A (a)	1,194,366
49,406	Regeneron Pharmaceuticals, Inc. (a)	43,392,796
104,163	Roivant Sciences Ltd. (a)	1,169,750
73,974	Vaxcyte, Inc. (a)	4,645,567
		60,632,736
	Building Products — 9.7%
114,823	AZEK (The) Co., Inc. (a)	4,391,980
31,964	Builders FirstSource, Inc. (a)	5,336,070
1,011,040	Carrier Global Corp.	58,084,248
166,132	Hayward Holdings, Inc. (a)	2,259,395
164,244	Masterbrand, Inc. (a)	2,439,024
		72,510,717
	Capital Markets — 2.9%
19,245	AssetMark Financial Holdings, Inc. (a)	576,388
202,297	Blue Owl Capital Corp.	2,985,904
30,998	Coinbase Global, Inc., Class A (a)	5,391,172
224,096	Robinhood Markets, Inc., Class A (a)	2,854,983
234,684	TPG, Inc.	10,131,308
		21,939,755
	Commercial Services & Supplies — 1.1%
41,835	ACV Auctions, Inc., Class A (a)	633,800
63,828	Veralto Corp.	5,250,491
101,628	Vestis Corp.	2,148,416
		8,032,707
Shares	Description	Value

	Construction Materials — 0.4%
43,975	Knife River Corp. (a)	$2,910,265
	Diversified Consumer Services — 2.2%
39,531	Coursera, Inc. (a)	765,715
70,767	Duolingo, Inc. (a)	16,053,494
		16,819,209
	Electric Utilities — 2.1%
132,422	Constellation Energy Corp.	15,478,808
	Electrical Equipment — 2.1%
9,670	Atkore, Inc. (a)	1,547,200
46,099	Fluence Energy, Inc. (a)	1,099,461
74,961	NEXTracker, Inc., Class A (a)	3,511,923
197,691	Vertiv Holdings Co., Class A	9,495,099
		15,653,683
	Electronic Equipment, Instruments & Components — 1.4%
25,326	Insight Enterprises, Inc. (a)	4,487,514
171,966	Vontier Corp.	5,941,425
		10,428,939
	Entertainment — 1.8%
98,903	Endeavor Group Holdings, Inc., Class A	2,346,968
80,817	ROBLOX Corp., Class A (a)	3,694,953
631,922	Warner Bros. Discovery, Inc. (a)	7,191,273
		13,233,194
	Financial Services — 5.0%
58,643	Affirm Holdings, Inc. (a)	2,881,717
230,745	Block, Inc. (a)	17,848,126
163,522	Corebridge Financial, Inc.	3,541,886
82,770	Enact Holdings, Inc.	2,391,225
20,601	Jackson Financial, Inc., Class A	1,054,771
513,681	Rocket Cos., Inc., Class A (a) (b)	7,438,101
32,043	Shift4 Payments, Inc., Class A (a)	2,382,077
		37,537,903
	Ground Transportation — 6.7%
30,320	RXO, Inc. (a)	705,243
799,900	Uber Technologies, Inc. (a)	49,249,843
		49,955,086
	Health Care Equipment & Supplies — 1.4%
117,970	GE HealthCare Technologies, Inc.	9,121,440
12,646	Glaukos Corp. (a)	1,005,231
		10,126,671
See Notes to Financial Statements

First Trust US Equity Opportunities ETF (FPX)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services — 0.6%
66,702	HealthEquity, Inc. (a)	$4,422,343
	Hotels, Restaurants & Leisure — 11.4%
352,872	Airbnb, Inc., Class A (a)	48,039,994
227,019	DoorDash, Inc., Class A (a)	22,449,909
423,063	DraftKings, Inc., Class A (a)	14,912,971
		85,402,874
	Insurance — 1.3%
97,563	F&G Annuities & Life, Inc.	4,487,898
70,526	Fidelity National Financial, Inc.	3,598,237
33,720	Ryan Specialty Holdings, Inc. (a)	1,450,634
		9,536,769
	IT Services — 4.6%
52,206	Cloudflare, Inc., Class A (a)	4,346,672
118,925	Kyndryl Holdings, Inc. (a)	2,471,261
132,267	Snowflake, Inc., Class A (a)	26,321,133
35,234	Squarespace, Inc., Class A (a)	1,163,074
		34,302,140
	Machinery — 8.2%
44,169	Crane Co.	5,218,126
78,092	Esab Corp.	6,764,329
265,135	Otis Worldwide Corp.	23,721,628
504,800	Symbotic, Inc. (a) (b)	25,911,384
		61,615,467
	Oil, Gas & Consumable Fuels — 0.9%
24,300	Civitas Resources, Inc.	1,661,634
8,035	CONSOL Energy, Inc.	807,759
25,129	DT Midstream, Inc.	1,377,069
200,512	Permian Resources Corp.	2,726,963
		6,573,425
	Personal Care Products — 2.3%
118,891	BellRing Brands, Inc. (a)	6,590,128
496,246	Kenvue, Inc.	10,684,177
		17,274,305
	Pharmaceuticals — 0.1%
11,813	Structure Therapeutics, Inc., ADR (a)	481,498
	Professional Services — 0.3%
40,771	Parsons Corp. (a)	2,556,749
	Retail REITs — 0.7%
139,043	Phillips Edison & Co., Inc.	5,072,289
Shares	Description	Value

	Semiconductors & Semiconductor Equipment — 3.5%
83,435	Credo Technology Group Holding Ltd. (a)	$1,624,479
143,218	GLOBALFOUNDRIES, Inc. (a) (b)	8,679,011
190,853	ON Semiconductor Corp. (a)	15,941,951
		26,245,441
	Software — 17.0%
87,018	AppLovin Corp., Class A (a)	3,467,667
787,667	Aurora Innovation, Inc. (a)	3,442,105
211,195	Bentley Systems, Inc., Class B	11,020,155
129,365	Braze, Inc., Class A (a)	6,873,162
63,193	Clearwater Analytics Holdings, Inc., Class A (a)	1,265,756
34,227	Crowdstrike Holdings, Inc., Class A (a)	8,738,838
76,520	Freshworks, Inc., Class A (a)	1,797,455
191,651	Gitlab, Inc., Class A (a)	12,066,347
113,163	Informatica, Inc., Class A (a)	3,212,697
37,496	Instructure Holdings, Inc. (a)	1,012,767
58,602	Intapp, Inc. (a)	2,228,048
67,036	Klaviyo, Inc., Class A (a)	1,862,260
281,940	Palantir Technologies, Inc., Class A (a)	4,840,910
37,185	Procore Technologies, Inc. (a)	2,573,946
1,539,831	Samsara, Inc., Class A (a)	51,399,559
77,398	SentinelOne, Inc., Class A (a)	2,123,801
110,019	UiPath, Inc., Class A (a)	2,732,872
49,238	Unity Software, Inc. (a)	2,013,342
158,577	Vertex, Inc., Class A (a)	4,272,064
		126,943,751
	Technology Hardware, Storage & Peripherals — 0.1%
53,047	IonQ, Inc. (a)	657,252
	Trading Companies & Distributors — 1.4%
252,143	Core & Main, Inc., Class A (a)	10,189,099
	Total Common Stocks	746,332,525
	(Cost $628,898,764)

See Notes to Financial Statements

First Trust US Equity Opportunities ETF (FPX)
Portfolio of Investments (Continued)
December 31, 2023
Principal Value	Description	Value
REPURCHASE AGREEMENTS — 3.0%
$10,765,272	Bank of America Corp., 5.32% (c), dated 12/29/23, due 01/02/24, with a maturity value of $10,773,226. Collateralized by U.S. Treasury Securities, interest rates of 0.00% to 3.13%, due 08/31/27 to 05/15/48. The value of the collateral including accrued interest is $10,980,577. (d)	$10,765,272
11,204,669	JPMorgan Chase & Co., 5.33% (c), dated 12/29/23, due 01/02/24, with a maturity value of $11,212,964. Collateralized by U.S. Treasury Securities, interest rates of 2.50% to 5.00%, due 02/15/29 to 08/15/53. The value of the collateral including accrued interest is $11,428,763. (d)	11,204,669
	Total Repurchase Agreements	21,969,941
	(Cost $21,969,941)

	Total Investments — 102.9%	768,302,466
	(Cost $650,868,705)
	Net Other Assets and Liabilities — (2.9)%	(21,392,031)
	Net Assets — 100.0%	$746,910,435

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $20,663,128 and the total value of the collateral held by the Fund is $21,969,941.

(c)	Rate shown reflects yield as of December 31, 2023.
(d)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 746,332,525	$ 746,332,525	$ —	$ —
Repurchase Agreements	21,969,941	—	21,969,941	—
Total Investments	$768,302,466	$746,332,525	$21,969,941	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$20,663,128
Non-cash Collateral(2)	(20,663,128)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust US Equity Opportunities ETF (FPX)
Portfolio of Investments (Continued)
December 31, 2023
The Fund’s investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements
Total gross amount presented on the Statements of Assets and Liabilities(3)	$21,969,941
Non-cash Collateral(4)	(21,969,941)
Net Amount	$—

(3)	The amount is included in “Investments, at value” on the Statements of Assets and Liabilities.
(4)	At December 31, 2023, the value of the collateral received from each seller exceeded the value of the repurchase agreements.
See Notes to Financial Statements

First Trust NYSE® Arca® Biotechnology Index Fund (FBT)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Biotechnology — 78.8%
1,702,627	ACADIA Pharmaceuticals, Inc. (a)	$53,309,251
1,764,743	Agios Pharmaceuticals, Inc. (a)	39,300,827
1,419,086	Alkermes PLC (a)	39,365,446
233,205	Alnylam Pharmaceuticals, Inc. (a)	44,637,769
135,326	Amgen, Inc.	38,976,594
79,420	Argenx SE, ADR (a)	30,213,751
218,759	BeiGene Ltd., ADR (a)	39,455,373
146,554	Biogen, Inc. (a)	37,923,779
459,508	BioMarin Pharmaceutical, Inc. (a)	44,305,761
415,028	BioNTech SE, ADR (a) (b)	43,802,055
587,241	Exact Sciences Corp. (a)	43,444,089
1,787,314	Exelixis, Inc. (a)	42,877,663
1,264,417	Genmab A/S, ADR (a) (b)	40,259,037
484,964	Gilead Sciences, Inc.	39,286,934
4,663,808	Grifols S.A., ADR (a)	53,913,620
684,386	Incyte Corp. (a)	42,972,597
817,379	Ionis Pharmaceuticals, Inc. (a)	41,351,204
469,281	Moderna, Inc. (a)	46,669,995
341,635	Neurocrine Biosciences, Inc. (a)	45,013,828
46,669	Regeneron Pharmaceuticals, Inc. (a)	40,988,916
339,300	Sarepta Therapeutics, Inc. (a)	32,718,699
1,139,197	Ultragenyx Pharmaceutical, Inc. (a)	54,476,400
167,370	United Therapeutics Corp. (a)	36,802,989
104,267	Vertex Pharmaceuticals, Inc. (a)	42,425,200
		1,014,491,777
	Life Sciences Tools & Services — 21.2%
588,890	Bio-Techne Corp.	45,438,752
203,496	Charles River Laboratories International, Inc. (a)	48,106,455
315,364	Illumina, Inc. (a)	43,911,283
204,655	IQVIA Holdings, Inc. (a)	47,353,074
36,982	Mettler-Toledo International, Inc. (a)	44,857,687
1,005,335	QIAGEN N.V. (a)	43,661,699
		273,328,950
	Total Common Stocks	1,287,820,727
	(Cost $1,188,555,755)
Shares	Description	Value
MONEY MARKET FUNDS — 0.1%
1,262,244	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (c) (d)	$1,262,244
	(Cost $1,262,244)

	Total Investments — 100.1%	1,289,082,971
	(Cost $1,189,817,999)
	Net Other Assets and Liabilities — (0.1)%	(1,329,448)
	Net Assets — 100.0%	$1,287,753,523

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $1,233,882 and the total value of the collateral held by the Fund is $1,262,244.

(c)	Rate shown reflects yield as of December 31, 2023.
(d)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,287,820,727	$ 1,287,820,727	$ —	$ —
Money Market Funds	1,262,244	1,262,244	—	—
Total Investments	$1,289,082,971	$1,289,082,971	$—	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust NYSE® Arca® Biotechnology Index Fund (FBT)
Portfolio of Investments (Continued)
December 31, 2023
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$1,233,882
Non-cash Collateral(2)	(1,233,882)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust Dow Jones Internet Index Fund (FDN)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Broadline Retail — 12.5%
3,657,695	Amazon.com, Inc. (a)	$555,750,178
2,626,885	eBay, Inc.	114,584,724
943,747	Etsy, Inc. (a)	76,490,694
		746,825,596
	Communications Equipment — 10.5%
761,809	Arista Networks, Inc. (a)	179,413,638
1,406,154	Ciena Corp. (a)	63,290,991
5,402,746	Cisco Systems, Inc.	272,946,728
12,977,409	CommScope Holding Co., Inc. (a)	36,596,293
2,561,925	Juniper Networks, Inc.	75,525,549
		627,773,199
	Entertainment — 6.7%
580,122	Netflix, Inc. (a)	282,449,800
2,603,860	ROBLOX Corp., Class A (a)	119,048,479
		401,498,279
	Financial Services — 3.1%
2,965,398	PayPal Holdings, Inc. (a)	182,105,091
	Health Care Technology — 3.0%
2,393,583	Teladoc Health, Inc. (a)	51,581,714
666,650	Veeva Systems, Inc., Class A (a)	128,343,458
		179,925,172
	Hotels, Restaurants & Leisure — 6.6%
1,252,718	Airbnb, Inc., Class A (a)	170,545,028
1,298,240	DoorDash, Inc., Class A (a)	128,382,954
2,695,623	DraftKings, Inc., Class A (a)	95,020,711
		393,948,693
	Interactive Media & Services — 23.8%
2,279,655	Alphabet, Inc., Class A (a)	318,445,007
1,918,620	Alphabet, Inc., Class C (a)	270,391,117
2,217,137	Match Group, Inc. (a)	80,925,501
1,300,826	Meta Platforms, Inc., Class A (a)	460,440,371
3,116,807	Pinterest, Inc., Class A (a)	115,446,531
6,283,622	Snap, Inc., Class A (a)	106,381,720
3,480,500	ZoomInfo Technologies, Inc. (a)	64,354,445
		1,416,384,692
	IT Services — 10.8%
859,426	Akamai Technologies, Inc. (a)	101,713,067
1,456,189	Cloudflare, Inc., Class A (a)	121,242,296
2,235,143	Fastly, Inc., Class A (a)	39,785,545
882,011	GoDaddy, Inc., Class A (a)	93,634,288
1,110,715	Okta, Inc. (a)	100,553,029
933,314	Snowflake, Inc., Class A (a)	185,729,486
		642,657,711
Shares	Description	Value

	Software — 21.8%
664,224	Atlassian Corp., Class A (a)	$157,992,321
1,978,097	Box, Inc., Class A (a)	50,659,064
2,437,121	Confluent, Inc., Class A (a)	57,028,631
1,182,235	Datadog, Inc., Class A (a)	143,499,684
1,592,745	DocuSign, Inc. (a)	94,688,690
2,380,310	Dropbox, Inc., Class A (a)	70,171,539
1,783,665	Nutanix, Inc., Class A (a)	85,062,984
1,144,670	Salesforce, Inc. (a)	301,208,464
1,366,072	Smartsheet, Inc., Class A (a)	65,325,563
616,346	Workday, Inc., Class A (a)	170,148,477
1,415,421	Zoom Video Communications, Inc., Class A (a)	101,782,924
		1,297,568,341
	Specialty Retail — 1.2%
1,331,222	Carvana Co. (a)	70,474,893
	Total Common Stocks	5,959,161,667
	(Cost $6,466,209,746)
MONEY MARKET FUNDS — 0.1%
2,925,653	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (b)	2,925,653
	(Cost $2,925,653)

	Total Investments — 100.1%	5,962,087,320
	(Cost $6,469,135,399)
	Net Other Assets and Liabilities — (0.1)%	(3,177,698)
	Net Assets — 100.0%	$5,958,909,622

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of December 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 5,959,161,667	$ 5,959,161,667	$ —	$ —
Money Market Funds	2,925,653	2,925,653	—	—
Total Investments	$5,962,087,320	$5,962,087,320	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Capital Strength ETF (FTCS)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 5.7%
680,432	General Dynamics Corp.	$176,687,778
359,906	Lockheed Martin Corp.	163,123,795
329,131	Northrop Grumman Corp.	154,079,386
		493,890,959
	Air Freight & Logistics — 3.9%
1,387,676	Expeditors International of Washington, Inc.	176,512,387
1,051,991	United Parcel Service, Inc., Class B	165,404,545
		341,916,932
	Beverages — 6.0%
2,929,451	Coca-Cola (The) Co.	172,632,547
3,198,482	Monster Beverage Corp. (a)	184,264,548
999,127	PepsiCo, Inc.	169,691,730
		526,588,825
	Biotechnology — 9.7%
1,093,212	AbbVie, Inc.	169,415,064
620,938	Biogen, Inc. (a)	160,680,126
2,054,760	Gilead Sciences, Inc.	166,456,108
197,733	Regeneron Pharmaceuticals, Inc. (a)	173,666,916
441,774	Vertex Pharmaceuticals, Inc. (a)	179,753,423
		849,971,637
	Capital Markets — 4.5%
512,062	Ameriprise Financial, Inc.	194,496,510
516,345	Moody’s Corp.	201,663,703
		396,160,213
	Chemicals — 1.8%
573,858	Air Products and Chemicals, Inc.	157,122,320
	Commercial Services & Supplies — 2.1%
3,658,963	Copart, Inc. (a)	179,289,187
	Communications Equipment — 1.7%
3,020,220	Cisco Systems, Inc.	152,581,514
	Consumer Staples Distribution & Retail — 4.0%
289,116	Costco Wholesale Corp.	190,839,689
1,006,930	Walmart, Inc.	158,742,515
		349,582,204
	Electrical Equipment — 1.9%
1,747,679	Emerson Electric Co.	170,101,597
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 4.5%
2,001,755	Amphenol Corp., Class A	$198,433,973
1,359,356	TE Connectivity Ltd.	190,989,518
		389,423,491
	Financial Services — 4.1%
415,860	Mastercard, Inc., Class A	177,368,449
684,980	Visa, Inc., Class A	178,334,543
		355,702,992
	Food Products — 3.9%
2,194,376	Archer-Daniels-Midland Co.	158,477,835
2,493,920	Mondelez International, Inc., Class A	180,634,625
		339,112,460
	Ground Transportation — 2.1%
5,197,017	CSX Corp.	180,180,579
	Health Care Equipment & Supplies — 2.1%
601,680	Stryker Corp.	180,179,093
	Health Care Providers & Services — 3.8%
846,939	Cencora, Inc.	173,944,332
303,323	UnitedHealth Group, Inc.	159,690,460
		333,634,792
	Household Durables — 2.3%
1,547,835	Garmin Ltd.	198,958,711
	Household Products — 3.8%
2,181,794	Colgate-Palmolive Co.	173,910,800
1,079,772	Procter & Gamble (The) Co.	158,229,789
		332,140,589
	Industrial Conglomerates — 2.1%
881,647	Honeywell International, Inc.	184,890,192
	Insurance — 5.8%
2,060,585	Aflac, Inc.	169,998,262
851,814	Marsh & McLennan Cos., Inc.	161,393,199
2,536,924	W.R. Berkley Corp.	179,411,265
		510,802,726
	IT Services — 4.5%
538,251	Accenture PLC, Class A	188,877,659
458,366	Gartner, Inc. (a)	206,773,486
		395,651,145
	Machinery — 2.3%
2,025,656	PACCAR, Inc.	197,805,309
	Oil, Gas & Consumable Fuels — 1.6%
958,221	Chevron Corp.	142,928,244
See Notes to Financial Statements

First Trust Capital Strength ETF (FTCS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals — 3.5%
2,831,387	Bristol-Myers Squibb Co.	$145,278,467
1,044,839	Johnson & Johnson	163,768,065
		309,046,532
	Professional Services — 3.6%
661,452	Automatic Data Processing, Inc.	154,098,472
1,378,104	Paychex, Inc.	164,145,968
		318,244,440
	Specialty Retail — 6.3%
558,154	Home Depot (The), Inc.	193,428,269
1,382,154	Ross Stores, Inc.	191,276,292
1,794,166	TJX (The) Cos., Inc.	168,310,712
		553,015,273
	Technology Hardware, Storage & Peripherals — 2.2%
2,151,839	NetApp, Inc.	189,706,126

	Total Investments — 99.8%	8,728,628,082
	(Cost $7,816,825,321)
	Net Other Assets and Liabilities — 0.2%	15,356,557
	Net Assets — 100.0%	$8,743,984,639

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 8,728,628,082	$ 8,728,628,082	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Value Line® Dividend Index Fund (FVD)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 3.1%
259,102	General Dynamics Corp.	$67,281,016
316,536	L3Harris Technologies, Inc.	66,668,812
147,460	Lockheed Martin Corp.	66,834,771
142,918	Northrop Grumman Corp.	66,905,633
789,822	RTX Corp.	66,455,623
		334,145,855
	Air Freight & Logistics — 1.2%
760,851	C.H. Robinson Worldwide, Inc.	65,729,918
420,076	United Parcel Service, Inc., Class B	66,048,549
		131,778,467
	Automobile Components — 0.6%
2,024,535	Gentex Corp.	66,121,313
	Automobiles — 0.6%
369,109	Toyota Motor Corp., ADR	67,687,208
	Banks — 3.1%
670,754	Bank of Montreal	66,364,401
1,360,058	Canadian Imperial Bank of Commerce	65,473,192
394,232	JPMorgan Chase & Co.	67,058,863
651,148	Royal Bank of Canada	65,850,597
1,025,085	Toronto-Dominion (The) Bank	66,240,993
		330,988,046
	Beverages — 3.1%
1,150,711	Brown-Forman Corp., Class B	65,705,598
1,133,615	Coca-Cola (The) Co.	66,803,932
455,405	Diageo PLC, ADR	66,334,292
2,008,607	Keurig Dr Pepper, Inc.	66,926,785
393,134	PepsiCo, Inc.	66,769,879
		332,540,486
	Biotechnology — 1.9%
429,338	AbbVie, Inc.	66,534,510
233,832	Amgen, Inc.	67,348,293
830,326	Gilead Sciences, Inc.	67,264,709
		201,147,512
	Building Products — 1.2%
811,048	A.O. Smith Corp.	66,862,797
1,151,909	Johnson Controls International PLC	66,396,035
		133,258,832
	Capital Markets — 2.5%
309,052	CME Group, Inc.	65,086,351
173,961	Goldman Sachs Group (The), Inc.	67,108,935
1,151,909	Nasdaq, Inc.	66,971,989
610,768	T. Rowe Price Group, Inc.	65,773,606
		264,940,881
Shares	Description	Value

	Chemicals — 2.4%
241,511	Air Products and Chemicals, Inc.	$66,125,712
119,240	NewMarket Corp.	65,084,769
443,479	PPG Industries, Inc.	66,322,284
697,463	Stepan Co.	65,945,127
		263,477,892
	Commercial Services & Supplies — 1.2%
1,120,980	Brady Corp., Class A	65,790,316
373,956	Waste Management, Inc.	66,975,520
		132,765,836
	Communications Equipment — 1.2%
1,320,296	Cisco Systems, Inc.	66,701,354
2,243,475	Juniper Networks, Inc.	66,137,643
		132,838,997
	Consumer Staples Distribution & Retail — 1.2%
1,468,032	Kroger (The) Co.	67,103,743
424,424	Walmart, Inc.	66,910,443
		134,014,186
	Containers & Packaging — 2.4%
328,800	Avery Dennison Corp.	66,470,208
404,809	Packaging Corp. of America	65,947,434
1,449,443	Silgan Holdings, Inc.	65,587,296
1,181,640	Sonoco Products Co.	66,018,227
		264,023,165
	Electric Utilities — 11.1%
1,076,095	ALLETE, Inc.	65,813,970
1,303,446	Alliant Energy Corp.	66,866,780
822,301	American Electric Power Co., Inc.	66,787,287
686,287	Duke Energy Corp.	66,597,290
661,531	Entergy Corp.	66,940,322
1,281,802	Evergy, Inc.	66,910,064
1,080,476	Eversource Energy	66,686,979
1,868,403	Exelon Corp.	67,075,668
1,621,109	Fortis, Inc.	66,676,213
677,392	IDACORP, Inc.	66,601,181
1,102,548	NextEra Energy, Inc.	66,968,766
1,897,783	OGE Energy Corp.	66,289,560
751,638	Otter Tail Corp.	63,866,681
930,407	Pinnacle West Capital Corp.	66,840,439
1,582,087	PNM Resources, Inc.	65,814,819
1,534,190	Portland General Electric Co.	66,491,795
955,857	Southern (The) Co.	67,024,693
1,066,416	Xcel Energy, Inc.	66,021,815
		1,196,274,322
See Notes to Financial Statements

First Trust Value Line® Dividend Index Fund (FVD)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Electrical Equipment — 1.2%
680,728	Emerson Electric Co.	$66,255,256
201,844	Hubbell, Inc.	66,392,547
		132,647,803
	Electronic Equipment, Instruments & Components — 0.6%
469,713	TE Connectivity Ltd.	65,994,676
	Food Products — 6.8%
917,040	Archer-Daniels-Midland Co.	66,228,629
2,950,418	Flowers Foods, Inc.	66,413,909
1,026,036	General Mills, Inc.	66,835,985
361,968	Hershey (The) Co.	67,485,314
2,086,906	Hormel Foods Corp.	67,010,552
607,974	Ingredion, Inc.	65,983,418
394,256	J & J Snack Foods Corp.	65,895,948
529,846	J.M. Smucker (The) Co.	66,961,937
405,527	Lancaster Colony Corp.	67,475,638
973,952	McCormick & Co., Inc.	66,637,796
925,736	Mondelez International, Inc., Class A	67,051,058
		733,980,184
	Gas Utilities — 3.1%
573,220	Atmos Energy Corp.	66,436,198
622,628	Chesapeake Utilities Corp.	65,768,196
1,480,472	New Jersey Resources Corp.	65,999,442
1,024,135	ONE Gas, Inc.	65,257,882
1,048,725	Spire, Inc.	65,377,516
		328,839,234
	Ground Transportation — 1.9%
528,748	Canadian National Railway Co.	66,426,611
280,884	Norfolk Southern Corp.	66,395,360
270,635	Union Pacific Corp.	66,473,369
		199,295,340
	Health Care Equipment & Supplies — 2.5%
607,751	Abbott Laboratories	66,895,152
1,720,695	Baxter International, Inc.	66,522,069
272,849	Becton Dickinson & Co.	66,528,772
806,615	Medtronic PLC	66,448,944
		266,394,937
	Health Care Providers & Services — 1.9%
840,310	CVS Health Corp.	66,350,877
485,408	Quest Diagnostics, Inc.	66,928,055
127,655	UnitedHealth Group, Inc.	67,206,528
		200,485,460
Shares	Description	Value

	Hotels, Restaurants & Leisure — 1.9%
226,676	McDonald’s Corp.	$67,211,701
693,890	Starbucks Corp.	66,620,379
509,632	Yum! Brands, Inc.	66,588,517
		200,420,597
	Household Durables — 0.6%
514,968	Garmin Ltd.	66,193,987
	Household Products — 3.1%
467,660	Clorox (The) Co.	66,683,639
839,882	Colgate-Palmolive Co.	66,946,994
552,787	Kimberly-Clark Corp.	67,169,148
454,873	Procter & Gamble (The) Co.	66,657,090
2,455,046	Reynolds Consumer Products, Inc.	65,893,435
		333,350,306
	Industrial Conglomerates — 0.6%
319,093	Honeywell International, Inc.	66,916,993
	Insurance — 5.6%
812,341	Aflac, Inc.	67,018,132
480,770	Allstate (The) Corp.	67,298,184
399,159	Assurant, Inc.	67,254,300
298,936	Chubb Ltd.	67,559,536
200,604	Erie Indemnity Co., Class A	67,186,292
546,330	Hanover Insurance Group (The), Inc.	66,335,389
354,051	Marsh & McLennan Cos., Inc.	67,082,043
1,297,079	Sun Life Financial, Inc.	67,266,517
354,826	Travelers (The) Cos., Inc.	67,590,805
		604,591,198
	IT Services — 2.5%
187,831	Accenture PLC, Class A	65,911,776
749,599	Amdocs Ltd.	65,882,256
879,611	Cognizant Technology Solutions Corp., Class A	66,437,019
3,598,074	Infosys Ltd., ADR	66,132,600
		264,363,651
	Machinery — 3.1%
224,552	Caterpillar, Inc.	66,393,290
277,192	Cummins, Inc.	66,406,888
1,013,040	Donaldson Co., Inc.	66,202,164
251,713	Illinois Tool Works, Inc.	65,933,703
228,981	Snap-on, Inc.	66,138,872
		331,074,917
	Media — 0.6%
1,511,139	Comcast Corp., Class A	66,263,445
	Multi-Utilities — 5.5%
924,962	Ameren Corp.	66,911,751
1,845,038	Avista Corp.	65,941,658
1,223,674	Black Hills Corp.	66,017,212
See Notes to Financial Statements

First Trust Value Line® Dividend Index Fund (FVD)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
735,396	Consolidated Edison, Inc.	$66,898,974
602,562	DTE Energy Co.	66,438,486
1,292,783	Northwestern Energy Group, Inc.	65,789,727
1,093,287	Public Service Enterprise Group, Inc.	66,854,500
891,543	Sempra	66,625,009
793,690	WEC Energy Group, Inc.	66,804,887
		598,282,204
	Oil, Gas & Consumable Fuels — 0.6%
1,206,549	DT Midstream, Inc.	66,118,885
	Personal Care Products — 0.6%
1,379,274	Unilever PLC, ADR	66,867,204
	Pharmaceuticals — 4.4%
998,262	AstraZeneca PLC, ADR	67,232,946
1,290,270	Bristol-Myers Squibb Co.	66,203,754
425,161	Johnson & Johnson	66,639,735
616,784	Merck & Co., Inc.	67,241,791
673,610	Novartis AG, ADR	68,014,402
2,336,657	Pfizer, Inc.	67,272,355
1,352,574	Sanofi, ADR	67,263,505
		469,868,488
	Professional Services — 4.3%
285,474	Automatic Data Processing, Inc.	66,506,878
521,032	Booz Allen Hamilton Holding Corp.	66,645,203
328,601	Broadridge Financial Solutions, Inc.	67,609,656
1,235,287	CSG Systems International, Inc.	65,729,621
1,917,517	Genpact Ltd.	66,557,015
552,374	Paychex, Inc.	65,793,267
757,382	Robert Half, Inc.	66,589,026
		465,430,666
	Semiconductors & Semiconductor Equipment — 1.8%
333,809	Analog Devices, Inc.	66,281,115
635,562	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	66,098,448
388,644	Texas Instruments, Inc.	66,248,256
		198,627,819
	Software — 1.8%
1,564,197	Open Text Corp.	65,727,558
625,147	Oracle Corp.	65,909,248
433,376	SAP SE, ADR	66,995,596
		198,632,402
Shares	Description	Value

	Specialized REITs — 1.9%
306,995	American Tower Corp.	$66,274,081
574,308	Crown Castle, Inc.	66,154,538
219,905	Public Storage	67,071,025
		199,499,644
	Specialty Retail — 1.9%
190,045	Home Depot (The), Inc.	65,860,095
297,929	Lowe’s Cos., Inc.	66,304,099
315,020	Tractor Supply Co.	67,738,750
		199,902,944
	Trading Companies & Distributors — 1.8%
1,014,275	Fastenal Co.	65,694,592
645,888	MSC Industrial Direct Co., Inc., Class A	65,402,619
155,196	Watsco, Inc.	66,496,830
		197,594,041
	Water Utilities — 1.2%
811,842	American States Water Co.	65,288,333
974,522	Middlesex Water Co.	63,948,134
		129,236,467
	Wireless Telecommunication Services — 1.2%
1,423,641	Rogers Communications, Inc., Class B	66,640,635
423,289	T-Mobile US, Inc.	67,865,926
		134,506,561

	Total Investments — 99.8%	10,771,383,051
	(Cost $9,867,772,435)
	Net Other Assets and Liabilities — 0.2%	22,479,910
	Net Assets — 100.0%	$10,793,862,961

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 10,771,383,051	$ 10,771,383,051	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Growth Strength ETF (FTGS)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Air Freight & Logistics — 1.9%
9,688	Expeditors International of Washington, Inc.	$1,232,314
	Automobiles — 2.0%
5,265	Tesla, Inc. (a)	1,308,247
	Biotechnology — 3.8%
1,381	Regeneron Pharmaceuticals, Inc. (a)	1,212,919
3,080	Vertex Pharmaceuticals, Inc. (a)	1,253,221
		2,466,140
	Capital Markets — 2.4%
11,821	Blackstone, Inc.	1,547,605
	Chemicals — 1.6%
13,450	CF Industries Holdings, Inc.	1,069,275
	Commercial Services & Supplies — 1.9%
25,546	Copart, Inc. (a)	1,251,754
	Communications Equipment — 2.2%
5,997	Arista Networks, Inc. (a)	1,412,353
	Electronic Equipment, Instruments & Components — 2.1%
13,976	Amphenol Corp., Class A	1,385,441
	Financial Services — 3.8%
2,903	Mastercard, Inc., Class A	1,238,158
4,782	Visa, Inc., Class A	1,244,994
		2,483,152
	Health Care Equipment & Supplies — 2.5%
12,983	Dexcom, Inc. (a)	1,611,060
	Health Care Providers & Services — 6.8%
5,913	Cencora, Inc.	1,214,412
2,142	Humana, Inc.	980,629
3,199	Molina Healthcare, Inc. (a)	1,155,831
2,117	UnitedHealth Group, Inc.	1,114,537
		4,465,409
	Hotels, Restaurants & Leisure — 4.3%
405	Booking Holdings, Inc. (a)	1,436,624
609	Chipotle Mexican Grill, Inc. (a)	1,392,759
		2,829,383
	Household Durables — 7.2%
11,088	D.R. Horton, Inc.	1,685,154
10,754	Lennar Corp., Class A	1,602,776
203	NVR, Inc. (a)	1,421,092
		4,709,022
Shares	Description	Value

	Insurance — 1.9%
17,668	W.R. Berkley Corp.	$1,249,481
	Interactive Media & Services — 1.8%
8,231	Alphabet, Inc., Class A (a)	1,149,788
	IT Services — 2.3%
4,997	EPAM Systems, Inc. (a)	1,485,808
	Machinery — 4.1%
4,479	Caterpillar, Inc.	1,324,306
14,130	PACCAR, Inc.	1,379,794
		2,704,100
	Metals & Mining — 4.2%
7,895	Nucor Corp.	1,374,046
11,280	Steel Dynamics, Inc.	1,332,168
		2,706,214
	Oil, Gas & Consumable Fuels — 8.0%
6,690	Chevron Corp.	997,880
8,997	ConocoPhillips	1,044,282
8,485	EOG Resources, Inc.	1,026,261
26,354	EQT Corp.	1,018,846
8,508	Valero Energy Corp.	1,106,040
		5,193,309
	Semiconductors & Semiconductor Equipment — 17.0%
8,322	Applied Materials, Inc.	1,348,747
1,302	Broadcom, Inc.	1,453,357
11,286	Enphase Energy, Inc. (a)	1,491,332
2,408	KLA Corp.	1,399,770
1,859	Lam Research Corp.	1,456,080
2,694	NVIDIA Corp.	1,334,123
13,157	ON Semiconductor Corp. (a)	1,099,004
10,274	QUALCOMM, Inc.	1,485,929
		11,068,342
	Software — 10.1%
2,063	Adobe, Inc. (a)	1,230,786
5,506	Autodesk, Inc. (a)	1,340,601
4,591	Palo Alto Networks, Inc. (a)	1,353,794
2,057	ServiceNow, Inc. (a)	1,453,250
2,387	Synopsys, Inc. (a)	1,229,090
		6,607,521
	Specialty Retail — 3.9%
9,650	Ross Stores, Inc.	1,335,464
12,526	TJX (The) Cos., Inc.	1,175,064
		2,510,528
See Notes to Financial Statements

First Trust Growth Strength ETF (FTGS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods — 4.1%
2,243	Deckers Outdoor Corp. (a)	$1,499,289
10,871	NIKE, Inc., Class B	1,180,264
		2,679,553

	Total Investments — 99.9%	65,125,799
	(Cost $57,689,666)
	Net Other Assets and Liabilities — 0.1%	81,187
	Net Assets — 100.0%	$65,206,986

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 65,125,799	$ 65,125,799	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Indxx Aerospace & Defense ETF (MISL)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 84.6%
5,683	AAR Corp. (a)	$354,619
4,233	AeroVironment, Inc. (a)	533,527
5,237	Astronics Corp. (a)	91,229
16,164	Boeing (The) Co. (a)	4,213,308
6,168	Curtiss-Wright Corp.	1,374,169
2,346	Ducommun, Inc. (a)	122,133
12,297	General Dynamics Corp.	3,193,162
9,059	HEICO Corp.	1,620,383
13,600	Hexcel Corp.	1,003,000
33,681	Howmet Aerospace, Inc.	1,822,816
6,419	Huntington Ingalls Industries, Inc.	1,666,629
4,543	Kaman Corp.	108,805
20,759	Kratos Defense & Security Solutions, Inc. (a)	421,200
8,432	L3Harris Technologies, Inc.	1,775,948
42,186	Leonardo DRS, Inc. (a)	845,407
6,777	Lockheed Martin Corp.	3,071,608
9,549	Mercury Systems, Inc. (a)	349,207
5,144	Moog, Inc., Class A	744,748
6,098	Northrop Grumman Corp.	2,854,718
77,823	Rocket Lab USA, Inc. (a)	430,361
40,804	RTX Corp.	3,433,249
16,953	Spirit AeroSystems Holdings, Inc., Class A (a)	538,766
19,089	Textron, Inc.	1,535,137
1,743	TransDigm Group, Inc.	1,763,219
12,352	Triumph Group, Inc. (a)	204,796
59,115	Virgin Galactic Holdings, Inc. (a)	144,832
9,728	Woodward, Inc.	1,324,273
		35,541,249
	Diversified Telecommunication Services — 0.5%
35,049	AST SpaceMobile, Inc. (a)	211,345
	Professional Services — 14.8%
3,648	CACI International, Inc., Class A (a)	1,181,441
21,724	KBR, Inc.	1,203,727
15,749	Leidos Holdings, Inc.	1,704,672
Shares	Description	Value

	Professional Services (Continued)
16,888	Parsons Corp. (a)	$1,059,046
8,524	Science Applications International Corp.	1,059,704
		6,208,590

	Total Investments — 99.9%	41,961,184
	(Cost $38,928,166)
	Net Other Assets and Liabilities — 0.1%	27,679
	Net Assets — 100.0%	$41,988,863

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 41,961,184	$ 41,961,184	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 4.3%
95	General Dynamics Corp.	$24,669
105	L3Harris Technologies, Inc.	22,115
		46,784
	Building Products — 4.4%
80	Carlisle Cos., Inc.	24,995
157	Owens Corning	23,272
		48,267
	Chemicals — 11.1%
92	Albemarle Corp.	13,292
295	CF Industries Holdings, Inc.	23,453
385	Dow, Inc.	21,113
223	LyondellBasell Industries N.V., Class A	21,203
585	Mosaic (The) Co.	20,902
399	Olin Corp.	21,526
		121,489
	Electrical Equipment — 2.0%
227	Emerson Electric Co.	22,094
	Electronic Equipment, Instruments & Components — 2.2%
241	Amphenol Corp., Class A	23,890
	Energy Equipment & Services — 6.6%
660	ChampionX Corp.	19,278
621	Halliburton Co.	22,449
308	Weatherford International PLC (a)	30,132
		71,859
	Hotel & Resort REITs — 2.2%
1,217	Host Hotels & Resorts, Inc.	23,695
	Industrial Conglomerates — 2.2%
186	General Electric Co.	23,739
	Machinery — 12.6%
83	Caterpillar, Inc.	24,541
139	Dover Corp.	21,380
274	Fortive Corp.	20,175
245	PACCAR, Inc.	23,924
53	Parker-Hannifin Corp.	24,417
187	Westinghouse Air Brake Technologies Corp.	23,730
		138,167
	Metals & Mining — 8.1%
1,222	Cleveland-Cliffs, Inc. (a)	24,953
389	Commercial Metals Co.	19,466
Shares	Description	Value

	Metals & Mining (Continued)
125	Nucor Corp.	$21,755
188	Steel Dynamics, Inc.	22,203
		88,377
	Oil, Gas & Consumable Fuels — 31.9%
889	Antero Resources Corp. (a)	20,163
599	APA Corp.	21,492
295	Civitas Resources, Inc.	20,172
198	ConocoPhillips	22,982
424	Devon Energy Corp.	19,207
156	Diamondback Energy, Inc.	24,193
179	EOG Resources, Inc.	21,650
151	Hess Corp.	21,768
890	Marathon Oil Corp.	21,502
391	Matador Resources Co.	22,232
535	Murphy Oil Corp.	22,823
538	Ovintiv, Inc.	23,629
500	PBF Energy, Inc., Class A	21,980
99	Pioneer Natural Resources Co.	22,263
697	Range Resources Corp.	21,217
3,408	Southwestern Energy Co. (a)	22,322
		349,595
	Real Estate Management & Development — 2.1%
254	CBRE Group, Inc., Class A (a)	23,645
	Retail REITs — 2.3%
177	Simon Property Group, Inc.	25,247
	Specialized REITs — 7.7%
423	Gaming and Leisure Properties, Inc.	20,875
206	Lamar Advertising Co., Class A	21,894
652	VICI Properties, Inc.	20,786
611	Weyerhaeuser Co.	21,244
		84,799

	Total Investments — 99.7%	1,091,647
	(Cost $1,042,592)
	Net Other Assets and Liabilities — 0.3%	3,830
	Net Assets — 100.0%	$1,095,477

(a)	Non-income producing security.
See Notes to Financial Statements

First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,091,647	$ 1,091,647	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Assets and Liabilities
December 31, 2023

	First Trust Dow Jones Select MicroCap Index Fund (FDM)	First Trust Morningstar Dividend Leaders Index Fund (FDL)	First Trust US Equity Opportunities ETF (FPX)	First Trust NYSE® Arca® Biotechnology Index Fund (FBT)
ASSETS:
Investments, at value	$177,884,006	$3,957,471,092	$768,302,466	$1,289,082,971
Cash	122,378	3,010,563	846,353	749,114
Receivables:
Dividends	146,380	13,052,680	286,376	—
Securities lending income	9,558	—	60,584	564
Reclaims	268	—	10,993	69,294
Investment securities sold	—	23,250,686	4,784,614	101,565
Capital shares sold	—	—	—	—
Prepaid expenses	1,126	33,629	3,530	7,368
Total Assets	178,163,716	3,996,818,650	774,294,916	1,290,010,876

LIABILITIES:
Payables:
Collateral for securities on loan	5,614,589	—	21,969,941	1,262,244
Investment advisory fees	52,244	1,005,450	250,676	419,654
Licensing fees	39,299	851,528	162,532	242,243
Audit and tax fees	25,092	24,998	25,104	24,987
Shareholder reporting fees	15,036	191,454	46,438	77,779
Trustees’ fees	50	—	38	40
Investment securities purchased	—	—	—	2,036
Capital shares redeemed	—	23,330,243	4,787,808	—
Other liabilities	35,230	616,971	141,944	228,370
Total Liabilities	5,781,540	26,020,644	27,384,481	2,257,353
NET ASSETS	$172,382,176	$3,970,798,006	$746,910,435	$1,287,753,523

NET ASSETS consist of:
Paid-in capital	$220,962,622	$4,530,553,374	$1,300,307,789	$1,863,230,748
Par value	28,050	1,107,000	78,000	81,500
Accumulated distributable earnings (loss)	(48,608,496)	(560,862,368)	(553,475,354)	(575,558,725)
NET ASSETS	$172,382,176	$3,970,798,006	$746,910,435	$1,287,753,523
NET ASSET VALUE, per share	$61.46	$35.87	$95.76	$158.01
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,805,000	110,700,002	7,800,002	8,150,002
Investments, at cost	$165,044,434	$3,982,375,224	$650,868,705	$1,189,817,999
Securities on loan, at value	$5,388,319	$—	$20,663,128	$1,233,882
See Notes to Financial Statements

First Trust Dow Jones Internet Index Fund (FDN)	First Trust Capital Strength ETF (FTCS)	First Trust Value Line® Dividend Index Fund (FVD)	First Trust Growth Strength ETF (FTGS)	First Trust Indxx Aerospace & Defense ETF (MISL)	First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)

$5,962,087,320	$8,728,628,082	$10,771,383,051	$65,125,799	$41,961,184	$1,091,647
—	3,925,887	8,367,803	49,419	47,344	2,520

8,392	16,453,934	18,435,365	63,293	4,494	1,858
—	—	—	—	—	—
—	—	2,703,615	—	—	—
499,942	7,987,480	770,219,371	—	—	—
9,325,239	—	—	—	—	—
24,851	61,558	82,311	—	—	—
5,971,945,744	8,757,056,941	11,571,191,516	65,238,511	42,013,022	1,096,025

—	—	—	—	—	—
1,931,388	3,563,788	4,369,404	31,525	24,159	548
786,267	—	2,689,268	—	—	—
24,940	25,010	25,420	—	—	—
200,795	343,226	472,964	—	—	—
—	—	—	—	—	—
9,325,990	—	768,331,868	—	—	—
—	8,003,529	—	—	—	—
766,742	1,136,749	1,439,631	—	—	—
13,036,122	13,072,302	777,328,555	31,525	24,159	548
$5,958,909,622	$8,743,984,639	$10,793,862,961	$65,206,986	$41,988,863	$1,095,477

$7,568,386,203	$8,729,690,101	$10,687,370,270	$58,028,418	$39,029,339	$1,064,372
319,500	1,092,500	2,661,909	24,000	16,500	500
(1,609,796,081)	13,202,038	103,830,782	7,154,568	2,943,024	30,605
$5,958,909,622	$8,743,984,639	$10,793,862,961	$65,206,986	$41,988,863	$1,095,477
$186.51	$80.04	$40.55	$27.17	$25.45	$21.91
31,950,002	109,250,002	266,190,884	2,400,002	1,650,002	50,002
$6,469,135,399	$7,816,825,321	$9,867,772,435	$57,689,666	$38,928,166	$1,042,592
$—	$—	$—	$—	$—	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Operations
For the Period Ended December 31, 2023

	First Trust Dow Jones Select MicroCap Index Fund (FDM)	First Trust Morningstar Dividend Leaders Index Fund (FDL)	First Trust US Equity Opportunities ETF (FPX)
INVESTMENT INCOME:
Dividends	$3,759,734	$226,491,067	$4,888,799
Securities lending income (net of fees)	159,168	—	1,478,673
Foreign withholding tax	(828)	—	—
Total investment income	3,918,074	226,491,067	6,367,472

EXPENSES:
Investment advisory fees	761,755	13,534,809	3,058,739
Licensing fees	91,411	4,124,644	764,685
Accounting and administration fees	82,273	1,718,967	386,519
Shareholder reporting fees	33,056	496,641	79,244
Audit and tax fees	29,987	28,996	29,144
Custodian fees	15,029	19,070	22,644
Listing fees	7,812	17,500	7,812
Transfer agent fees	7,618	139,117	38,234
Trustees’ fees and expenses	7,207	11,008	7,664
Legal fees	3,747	129,268	19,654
Excise tax	—	—	—
Other expenses	3,507	64,491	15,297
Total expenses	1,043,402	20,284,511	4,429,636
Less fees waived by the investment advisor	(129,295)	—	—
Net expenses	914,107	20,284,511	4,429,636
NET INVESTMENT INCOME (LOSS)	3,003,967	206,206,556	1,937,836

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,087,492)	(191,819,298)	(56,331,802)
In-kind redemptions	2,663,375	272,029,876	43,287,800
Foreign currency transactions	—	—	—
Net realized gain (loss)	(4,424,117)	80,210,578	(13,044,002)
Net change in unrealized appreciation (depreciation) on:
Investments	22,992,909	(249,758,782)	156,996,014
Foreign currency translation	—	—	—
Net change in unrealized appreciation (depreciation)	22,992,909	(249,758,782)	156,996,014
NET REALIZED AND UNREALIZED GAIN (LOSS)	18,568,792	(169,548,204)	143,952,012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,572,759	$36,658,352	$145,889,848

(a)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust NYSE® Arca® Biotechnology Index Fund (FBT)	First Trust Dow Jones Internet Index Fund (FDN)	First Trust Capital Strength ETF (FTCS)	First Trust Value Line® Dividend Index Fund (FVD)	First Trust Growth Strength ETF (FTGS)

$3,455,323	$11,684,261	$180,325,773	$354,095,149	$260,447
20,816	7,190	—	—	—
—	—	—	(7,683,988)	(138)
3,476,139	11,691,451	180,325,773	346,411,161	260,309

5,533,029	19,150,285	41,764,570	55,735,407	104,534 (a)
1,106,606	2,820,310	99,999	9,314,987	—
656,945	1,785,358	2,669,205	3,359,895	—
160,035	335,906	758,630	1,022,013	—
28,672	23,968	24,920	23,831	—
58,595	373,493	221,429	72,232	—
7,812	9,750	4,601	35,000	—
59,581	146,367	240,620	317,280	—
8,248	11,027	13,825	16,437	—
36,499	102,750	215,266	302,907	—
—	—	—	—	150
22,778	70,589	131,486	191,001	—
7,678,800	24,829,803	46,144,551	70,390,990	104,684
—	—	—	—	—
7,678,800	24,829,803	46,144,551	70,390,990	104,684
(4,202,661)	(13,138,352)	134,181,222	276,020,171	155,625

(37,708,196)	(576,826,562)	(54,013,718)	(83,491,182)	(318,805)
63,449,546	657,641,880	264,196,509	469,772,222	763,945
—	—	—	(4,302)	—
25,741,350	80,815,318	210,182,791	386,276,738	445,140

(607,012)	1,755,649,051	372,122,905	(260,437,697)	7,428,679
—	—	—	329	—
(607,012)	1,755,649,051	372,122,905	(260,437,368)	7,428,679
25,134,338	1,836,464,369	582,305,696	125,839,370	7,873,819
$20,931,677	$1,823,326,017	$716,486,918	$401,859,541	$8,029,444
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Operations (Continued)
For the Period Ended December 31, 2023

	First Trust Indxx Aerospace & Defense ETF (MISL)	First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF) (b)
INVESTMENT INCOME:
Dividends	$395,135	$21,516
Securities lending income (net of fees)	—	—
Foreign withholding tax	—	—
Total investment income	395,135	21,516

EXPENSES:
Investment advisory fees	162,286 (a)	5,013 (a)
Licensing fees	—	—
Accounting and administration fees	—	—
Shareholder reporting fees	—	—
Audit and tax fees	—	—
Custodian fees	—	—
Listing fees	—	—
Transfer agent fees	—	—
Trustees’ fees and expenses	—	—
Legal fees	—	—
Excise tax	—	—
Other expenses	—	—
Total expenses	162,286	5,013
Less fees waived by the investment advisor	—	—
Net expenses	162,286	5,013
NET INVESTMENT INCOME (LOSS)	232,849	16,503

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(181,052)	(18,844)
In-kind redemptions	3,009,536	78,632
Foreign currency transactions	—	—
Net realized gain (loss)	2,828,484	59,788
Net change in unrealized appreciation (depreciation) on:
Investments	2,942,661	49,055
Foreign currency translation	—	—
Net change in unrealized appreciation (depreciation)	2,942,661	49,055
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,771,145	108,843
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,003,994	$125,346

(a)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
(b)	Inception date is March 13, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund
Statements of Changes in Net Assets

	First Trust Dow Jones Select MicroCap Index Fund (FDM)		First Trust Morningstar Dividend Leaders Index Fund (FDL)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$3,003,967	$2,691,970	$206,206,556	$122,503,215
Net realized gain (loss)	(4,424,117)	8,379,423	80,210,578	35,160,034
Net change in unrealized appreciation (depreciation)	22,992,909	(34,793,960)	(249,758,782)	(5,208,289)
Net increase (decrease) in net assets resulting from operations	21,572,759	(23,722,567)	36,658,352	152,454,960

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,022,144)	(2,696,103)	(206,188,898)	(122,518,973)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	23,930,860	113,413,517	1,747,025,494	3,837,574,234
Cost of shares redeemed	(14,540,849)	(131,289,899)	(2,408,514,348)	(828,602,429)
Net increase (decrease) in net assets resulting from shareholder transactions	9,390,011	(17,876,382)	(661,488,854)	3,008,971,805
Total increase (decrease) in net assets	27,940,626	(44,295,052)	(831,019,400)	3,038,907,792

NET ASSETS:
Beginning of period	144,441,550	188,736,602	4,801,817,406	1,762,909,614
End of period	$172,382,176	$144,441,550	$3,970,798,006	$4,801,817,406

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,605,000	2,955,000	131,400,002	49,600,002
Shares sold	450,000	1,900,000	49,150,000	105,600,000
Shares redeemed	(250,000)	(2,250,000)	(69,850,000)	(23,800,000)
Shares outstanding, end of period	2,805,000	2,605,000	110,700,002	131,400,002
See Notes to Financial Statements

First Trust US Equity Opportunities ETF (FPX)		First Trust NYSE® Arca® Biotechnology Index Fund (FBT)		First Trust Dow Jones Internet Index Fund (FDN)
Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022

$1,937,836	$9,971,724	$(4,202,661)	$(3,533,844)	$(13,138,352)	$(13,722,408)
(13,044,002)	(201,088,840)	25,741,350	(231,261,606)	80,815,318	400,961,949
156,996,014	(386,182,483)	(607,012)	140,025,277	1,755,649,051	(4,159,637,254)
145,889,848	(577,299,599)	20,931,677	(94,770,173)	1,823,326,017	(3,772,397,713)

(2,404,856)	(9,427,777)	—	—	—	—

27,613,553	49,560,039	45,817,917	126,254,644	5,248,074,135	2,488,710,947
(227,281,860)	(515,443,931)	(262,351,148)	(256,885,942)	(4,665,330,390)	(5,131,046,629)
(199,668,307)	(465,883,892)	(216,533,231)	(130,631,298)	582,743,745	(2,642,335,682)
(56,183,315)	(1,052,611,268)	(195,601,554)	(225,401,471)	2,406,069,762	(6,414,733,395)

803,093,750	1,855,705,018	1,483,355,077	1,708,756,548	3,552,839,860	9,967,573,255
$746,910,435	$803,093,750	$1,287,753,523	$1,483,355,077	$5,958,909,622	$3,552,839,860

10,200,002	15,150,002	9,600,002	10,550,002	28,850,002	44,100,002
300,000	500,000	300,000	850,000	32,000,000	17,850,000
(2,700,000)	(5,450,000)	(1,750,000)	(1,800,000)	(28,900,000)	(33,100,000)
7,800,002	10,200,002	8,150,002	9,600,002	31,950,002	28,850,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets (Continued)

	First Trust Capital Strength ETF (FTCS)		First Trust Value Line® Dividend Index Fund (FVD)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$134,181,222	$101,795,857	$276,020,171	$251,184,769
Net realized gain (loss)	210,182,791	(117,550,809)	386,276,738	494,800,079
Net change in unrealized appreciation (depreciation)	372,122,905	(1,009,131,344)	(260,437,368)	(1,448,623,545)
Net increase (decrease) in net assets resulting from operations	716,486,918	(1,024,886,296)	401,859,541	(702,638,697)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(133,727,407)	(104,442,497)	(274,259,890)	(255,493,903)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,899,324,126	3,134,829,083	666,352,515	2,857,719,852
Cost of shares redeemed	(2,430,246,599)	(2,805,284,887)	(2,442,760,000)	(2,411,103,178)
Net increase (decrease) in net assets resulting from shareholder transactions	(530,922,473)	329,544,196	(1,776,407,485)	446,616,674
Total increase (decrease) in net assets	51,837,038	(799,784,597)	(1,648,807,834)	(511,515,926)

NET ASSETS:
Beginning of period	8,692,147,601	9,491,932,198	12,442,670,795	12,954,186,721
End of period	$8,743,984,639	$8,692,147,601	$10,793,862,961	$12,442,670,795

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	116,100,002	112,300,002	311,940,884	301,240,884
Shares sold	25,600,000	40,300,000	16,650,000	70,050,000
Shares redeemed	(32,450,000)	(36,500,000)	(62,400,000)	(59,350,000)
Shares outstanding, end of period	109,250,002	116,100,002	266,190,884	311,940,884

(a)	Inception date is October 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is March 13, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Growth Strength ETF (FTGS)		First Trust Indxx Aerospace & Defense ETF (MISL)		First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)
Year Ended 12/31/2023	Period Ended 12/31/2022 (a)	Year Ended 12/31/2023	Period Ended 12/31/2022 (a)	Period Ended 12/31/2023 (b)

$155,625	$2,146	$232,849	$1,699	$16,503
445,140	2,655	2,828,484	101	59,788
7,428,679	7,454	2,942,661	90,357	49,055
8,029,444	12,255	6,003,994	92,157	125,346

(160,091)	(2,140)	(247,120)	(1,690)	(16,931)

62,191,053	1,014,356	54,631,858	2,139,654	2,041,251
(5,877,891)	—	(20,629,990)	—	(1,054,189)
56,313,162	1,014,356	34,001,868	2,139,654	987,062
64,182,515	1,024,471	39,758,742	2,230,121	1,095,477

1,024,471	—	2,230,121	—	—
$65,206,986	$1,024,471	$41,988,863	$2,230,121	$1,095,477

50,002	—	100,002	—	—
2,600,000	50,002	2,400,000	100,002	100,002
(250,000)	—	(850,000)	—	(50,000)
2,400,002	50,002	1,650,002	100,002	50,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights
For a share outstanding throughout each period
First Trust Dow Jones Select MicroCap Index Fund (FDM)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$55.45	$63.87	$47.94	$51.09	$40.76
Income from investment operations:
Net investment income (loss)	1.10 (a)	1.00	0.64	0.80	0.66
Net realized and unrealized gain (loss)	6.02	(8.42)	15.98	(3.15)	10.37
Total from investment operations	7.12	(7.42)	16.62	(2.35)	11.03
Distributions paid to shareholders from:
Net investment income	(1.11)	(1.00)	(0.69)	(0.80)	(0.70)
Net asset value, end of period	$61.46	$55.45	$63.87	$47.94	$51.09
Total return (b)	13.01%	(11.56)%	34.71%	(4.25)%	27.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$172,382	$144,442	$188,737	$122,482	$156,067
Ratio of total expenses to average net assets	0.68%	0.69%	0.69%	0.71%	0.70%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.97%	1.72%	1.10%	1.88%	1.42%
Portfolio turnover rate (c)	72%	84%	95%	95%	64%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Morningstar Dividend Leaders Index Fund (FDL)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.54	$35.54	$29.59	$32.58	$27.24
Income from investment operations:
Net investment income (loss)	1.59 (a)	1.30	1.29	1.32	1.22
Net realized and unrealized gain (loss)	(0.62)	1.01	5.95	(2.98)	5.34
Total from investment operations	0.97	2.31	7.24	(1.66)	6.56
Distributions paid to shareholders from:
Net investment income	(1.64)	(1.31)	(1.29)	(1.33)	(1.22)
Net asset value, end of period	$35.87	$36.54	$35.54	$29.59	$32.58
Total return (b)	2.90%	6.71%	24.76%	(4.42)%	24.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,970,798	$4,801,817	$1,762,910	$1,399,483	$1,841,000
Ratio of total expenses to average net assets	0.44%	0.45%	0.46%	0.46%	0.46%
Ratio of net expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income (loss) to average net assets	4.52%	4.15%	3.90%	4.73%	4.06%
Portfolio turnover rate (c)	46%	60%	59%	63%	39%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust US Equity Opportunities ETF (FPX)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$78.73	$122.49	$118.32	$80.41	$62.07
Income from investment operations:
Net investment income (loss)	0.22 (a)	0.90	0.08	0.24	0.58
Net realized and unrealized gain (loss)	17.07	(43.81)	4.26	38.01	18.30
Total from investment operations	17.29	(42.91)	4.34	38.25	18.88
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.85)	(0.17)	(0.34)	(0.54)
Net asset value, end of period	$95.76	$78.73	$122.49	$118.32	$80.41
Total return (b)	22.01%	(35.05)%	3.67%	47.76%	30.45%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$746,910	$803,094	$1,855,705	$1,946,373	$1,330,835
Ratio of total expenses to average net assets	0.58%	0.58%	0.57%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets	0.25%	0.86%	0.07%	0.26%	0.79%
Portfolio turnover rate (c)	123%	115%	85%	75%	81%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust NYSE® Arca® Biotechnology Index Fund (FBT)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$154.52	$161.97	$168.08	$148.84	$124.26
Income from investment operations:
Net investment income (loss)	(0.46) (a)	(0.37)	(0.42)	(0.45)	(0.51)
Net realized and unrealized gain (loss)	3.95	(7.08)	(5.69)	19.69	25.09
Total from investment operations	3.49	(7.45)	(6.11)	19.24	24.58
Net asset value, end of period	$158.01	$154.52	$161.97	$168.08	$148.84
Total return (b)	2.26%	(4.60)%	(3.64)%	12.93%	19.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,287,754	$1,483,355	$1,708,757	$2,042,173	$1,800,927
Ratio of total expenses to average net assets	0.56%	0.56%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.25)%	(0.23)%	(0.28)%	(0.25)%
Portfolio turnover rate (c)	30%	39%	39%	26%	31%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dow Jones Internet Index Fund (FDN)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$123.15	$226.02	$212.37	$139.12	$116.66
Income from investment operations:
Net investment income (loss)	(0.42) (a)	(0.48)	(0.73)	(0.34)	(0.14)
Net realized and unrealized gain (loss)	63.78	(102.39)	14.38	73.59	22.60
Total from investment operations	63.36	(102.87)	13.65	73.25	22.46
Net asset value, end of period	$186.51	$123.15	$226.02	$212.37	$139.12
Total return (b)	51.44%	(45.51)%	6.43%	52.65%	19.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,958,910	$3,552,840	$9,967,573	$11,075,029	$7,853,367
Ratio of total expenses to average net assets	0.51%	0.52%	0.51%	0.51%	0.52%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.26)%	(0.30)%	(0.20)%	(0.10)%
Portfolio turnover rate (c)	24%	24%	19%	39%	28%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Capital Strength ETF (FTCS)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$74.87	$84.52	$67.55	$60.37	$48.29
Income from investment operations:
Net investment income (loss)	1.16 (a)	0.90	0.91	0.63	0.76
Net realized and unrealized gain (loss)	5.19	(9.63)	16.95	7.18	12.08
Total from investment operations	6.35	(8.73)	17.86	7.81	12.84
Distributions paid to shareholders from:
Net investment income	(1.18)	(0.92)	(0.89)	(0.63)	(0.76)
Net asset value, end of period	$80.04	$74.87	$84.52	$67.55	$60.37
Total return (b)	8.57%	(10.28)%	26.61%	13.07%	26.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,743,985	$8,692,148	$9,491,932	$7,021,909	$3,392,623
Ratio of total expenses to average net assets	0.54%	0.55%	0.55%	0.56%	0.58%
Ratio of net investment income (loss) to average net assets	1.56%	1.21%	1.23%	1.10%	1.46%
Portfolio turnover rate (c)	104%	135%	117%	133%	125%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Value Line® Dividend Index Fund (FVD)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$39.89	$43.00	$35.10	$36.03	$29.07
Income from investment operations:
Net investment income (loss)	0.93 (a)	0.82	0.74	0.79	0.73
Net realized and unrealized gain (loss)	0.68	(3.10)	7.91	(0.91)	6.96
Total from investment operations	1.61	(2.28)	8.65	(0.12)	7.69
Distributions paid to shareholders from:
Net investment income	(0.95)	(0.83)	(0.75)	(0.81)	(0.73)
Net asset value, end of period	$40.55	$39.89	$43.00	$35.10	$36.03
Total return (b)	4.10%	(5.24)%	24.86%	(0.04)%	26.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,793,863	$12,442,671	$12,954,187	$10,149,204	$9,665,219
Ratio of total expenses to average net assets	0.60%	0.65%	0.67%	0.70%	0.71%
Ratio of net expenses to average net assets	0.60%	0.65%	0.67%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	2.36%	2.04%	1.91%	2.47%	2.36%
Portfolio turnover rate (c)	57%	53%	47%	86%	53%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Growth Strength ETF (FTGS)

	Year Ended 12/31/2023	Period Ended 12/31/2022 (a)

Net asset value, beginning of period	$20.49	$20.29
Income from investment operations:
Net investment income (loss)	0.22 (b)	0.04
Net realized and unrealized gain (loss)	6.63	0.20
Total from investment operations	6.85	0.24
Distributions paid to shareholders from:
Net investment income	(0.17)	(0.04)
Net realized gain	(0.00) (c)	—
Total distributions	(0.17)	(0.04)
Net asset value, end of period	$27.17	$20.49
Total return (d)	33.54%	1.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$65,207	$1,024
Ratio of total expenses to average net assets	0.60%	0.60% (e)
Ratio of net investment income (loss) to average net assets	0.89%	1.11% (e)
Portfolio turnover rate (f)	66%	25%

(a)	Inception date is October 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Indxx Aerospace & Defense ETF (MISL)

	Year Ended 12/31/2023	Period Ended 12/31/2022 (a)

Net asset value, beginning of period	$22.30	$20.79
Income from investment operations:
Net investment income (loss)	0.20 (b)	0.02
Net realized and unrealized gain (loss)	3.11	1.51
Total from investment operations	3.31	1.53
Distributions paid to shareholders from:
Net investment income	(0.14)	(0.02)
Net realized gain	(0.02)	—
Total distributions	(0.16)	(0.02)
Net asset value, end of period	$25.45	$22.30
Total return (c)	14.88%	7.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,989	$2,230
Ratio of total expenses to average net assets	0.60%	0.60% (d)
Ratio of net investment income (loss) to average net assets	0.86%	0.53% (d)
Portfolio turnover rate (e)	12%	2%

(a)	Inception date is October 25, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Bloomberg Inflation Sensitive Equity ETF (FTIF)

Period Ended 12/31/2023 (a)

Net asset value, beginning of period	$19.69
Income from investment operations:
Net investment income (loss) (b)	0.33
Net realized and unrealized gain (loss)	2.23
Total from investment operations	2.56
Distributions paid to shareholders from:
Net investment income	(0.34)
Net asset value, end of period	$21.91
Total return (c)	13.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,095
Ratio of total expenses to average net assets	0.60% (d)
Ratio of net investment income (loss) to average net assets	1.98% (d)
Portfolio turnover rate (e)	44%

(a)	Inception date is March 13, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund
December 31, 2023
1. Organization
First Trust Exchange-Traded Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty-four exchange-traded funds. This report covers the ten funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust Dow Jones Select MicroCap Index Fund – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FDM”)
First Trust Morningstar Dividend Leaders Index Fund – (NYSE Arca ticker “FDL”)
First Trust US Equity Opportunities ETF – (NYSE Arca ticker “FPX”)
First Trust NYSE® Arca® Biotechnology Index Fund – (NYSE Arca ticker “FBT”)
First Trust Dow Jones Internet Index Fund – (NYSE Arca ticker “FDN”)
First Trust Capital Strength ETF – (Nasdaq, Inc. (“Nasdaq”) ticker “FTCS”)
First Trust Value Line® Dividend Index Fund – (NYSE Arca ticker “FVD”)
First Trust Growth Strength ETF – (Nasdaq ticker “FTGS”)
First Trust Indxx Aerospace & Defense ETF – (NYSE Arca ticker “MISL”)
First Trust Bloomberg Inflation Sensitive Equity ETF – (NYSE Arca ticker “FTIF”)(1)

(1)	Commenced investment operations on March 13, 2023.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Dow Jones Select MicroCap Index Fund	Dow Jones Select MicroCap IndexSM
First Trust Morningstar Dividend Leaders Index Fund	Morningstar® Dividend Leaders IndexSM
First Trust US Equity Opportunities ETF	IPOX®-100 U.S. Index
First Trust NYSE® Arca® Biotechnology Index Fund	NYSE® Arca® Biotechnology Index
First Trust Dow Jones Internet Index Fund	Dow Jones Internet Composite IndexSM
First Trust Capital Strength ETF	The Capital StrengthTM Index
First Trust Value Line® Dividend Index Fund	Value Line® Dividend Index
First Trust Growth Strength ETF	The Growth StrengthTM Index
First Trust Indxx Aerospace & Defense ETF	Indxx US Aerospace & Defense Index
First Trust Bloomberg Inflation Sensitive Equity ETF	Bloomberg Inflation Sensitive Equity Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FPX. The Bank of New York Mellon (“BNYM”) acts as FPX’s securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2023, only FDM, FPX, and FBT had securities in the securities lending program. During the fiscal period ended December 31, 2023, FDM, FPX, FBT, and FDN participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.
E. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal period ended December 31, 2023, were received as collateral for lending securities.
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones Select MicroCap Index Fund	$3,022,144	$—	$—
First Trust Morningstar Dividend Leaders Index Fund	206,188,898	—	—
First Trust US Equity Opportunities ETF	2,404,856	—	—
First Trust NYSE® Arca® Biotechnology Index Fund	—	—	—
First Trust Dow Jones Internet Index Fund	—	—	—
First Trust Capital Strength ETF	133,727,407	—	—
First Trust Value Line® Dividend Index Fund	274,259,890	—	—
First Trust Growth Strength ETF	160,004	87	—
First Trust Indxx Aerospace & Defense ETF	247,120	—	—
First Trust Bloomberg Inflation Sensitive Equity ETF	16,931	—	—
The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones Select MicroCap Index Fund	$2,696,103	$—	$—
First Trust Morningstar Dividend Leaders Index Fund	122,518,973	—	—
First Trust US Equity Opportunities ETF	9,427,777	—	—
First Trust NYSE® Arca® Biotechnology Index Fund	—	—	—
First Trust Dow Jones Internet Index Fund	—	—	—
First Trust Capital Strength ETF	104,442,497	—	—
First Trust Value Line® Dividend Index Fund	255,493,903	—	—
First Trust Growth Strength ETF	2,140	—	—
First Trust Indxx Aerospace & Defense ETF	1,690	—	—
As of December 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones Select MicroCap Index Fund	$38,433	$(60,407,373)	$11,760,444
First Trust Morningstar Dividend Leaders Index Fund	889,346	(443,919,569)	117,832,145
First Trust US Equity Opportunities ETF	78,995	(670,354,553)	116,800,204
First Trust NYSE® Arca® Biotechnology Index Fund	—	(647,288,577)	71,729,852
First Trust Dow Jones Internet Index Fund	—	(891,208,115)	(718,587,966)
First Trust Capital Strength ETF	619,558	(874,114,791)	886,697,271
First Trust Value Line® Dividend Index Fund	3,303,745	(541,442,011)	641,969,048
First Trust Growth Strength ETF	—	(196,325)	7,350,893
First Trust Indxx Aerospace & Defense ETF	14,091	—	2,928,933
First Trust Bloomberg Inflation Sensitive Equity ETF	—	(7,544)	38,149
G. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For all the Funds, with the exception of FTGS, MISL, and FTIF, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For FTGS and MISL, the taxable period ended 2022 and year ended 2023 remain open to federal and state audit. For FTIF, the taxable period ended 2023 remains open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Dow Jones Select MicroCap Index Fund	$60,407,373
First Trust Morningstar Dividend Leaders Index Fund	443,919,569
First Trust US Equity Opportunities ETF	670,354,553
First Trust NYSE® Arca® Biotechnology Index Fund	647,288,577
First Trust Dow Jones Internet Index Fund	891,208,115
First Trust Capital Strength ETF	874,114,791
First Trust Value Line® Dividend Index Fund*	541,442,011
First Trust Growth Strength ETF	196,325
First Trust Indxx Aerospace & Defense ETF	—
First Trust Bloomberg Inflation Sensitive Equity ETF	7,544

*
$11,007,161 of First Trust Value Line® Dividend Index Fund’s non-expiring net capital losses is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $364,518 per year.

Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended December 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Dow Jones Select MicroCap Index Fund	$56,610	$(1,974,599)	$1,917,989
First Trust Morningstar Dividend Leaders Index Fund	443,599	(195,628,914)	195,185,315
First Trust US Equity Opportunities ETF	942	(42,869,417)	42,868,475
First Trust NYSE® Arca® Biotechnology Index Fund	4,202,661	(57,148,651)	52,945,990
First Trust Dow Jones Internet Index Fund	13,138,352	(391,776,245)	378,637,893

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Capital Strength ETF	$—	$(247,649,996)	$247,649,996
First Trust Value Line® Dividend Index Fund	1,543,464	(377,369,817)	375,826,353
First Trust Growth Strength ETF	1,837	(726,737)	724,900
First Trust Indxx Aerospace & Defense ETF	—	(2,904,317)	2,904,317
First Trust Bloomberg Inflation Sensitive Equity ETF	428	(78,238)	77,810
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones Select MicroCap Index Fund	$166,123,562	$23,999,448	$(12,239,004)	$11,760,444
First Trust Morningstar Dividend Leaders Index Fund	4,075,303,237	222,691,300	(340,523,445)	(117,832,145)
First Trust US Equity Opportunities ETF	651,502,262	130,462,109	(13,661,905)	116,800,204
First Trust NYSE® Arca® Biotechnology Index Fund	1,217,353,119	237,742,658	(166,012,806)	71,729,852
First Trust Dow Jones Internet Index Fund	6,680,675,286	517,248,102	(1,235,836,068)	(718,587,966)
First Trust Capital Strength ETF	7,841,930,811	1,036,816,322	(150,119,051)	886,697,271
First Trust Value Line® Dividend Index Fund	10,129,414,102	1,167,284,229	(525,315,280)	641,968,949
First Trust Growth Strength ETF	57,774,906	7,837,349	(486,456)	7,350,893
First Trust Indxx Aerospace & Defense ETF	39,032,251	3,720,781	(791,848)	2,928,933
First Trust Bloomberg Inflation Sensitive Equity ETF	1,053,498	68,071	(29,922)	38,149
H. Expenses
Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Growth Strength ETF, First Trust Indxx Aerospace & Defense ETF, and First Trust Bloomberg Inflation Sensitive Equity ETF (the “Unitary Fee Funds”), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.
First Trust has entered into licensing agreements with each of the following “Licensors” for the respective Funds:

Fund	Licensor
First Trust Dow Jones Select MicroCap Index Fund	S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund	Morningstar, Inc.
First Trust US Equity Opportunities ETF	IPOX® Schuster LLC
First Trust NYSE® Arca® Biotechnology Index Fund	ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund	S&P Dow Jones Indices LLC
First Trust Capital Strength ETF	Nasdaq, Inc.
First Trust Value Line® Dividend Index Fund	Value Line Publishing LLC
First Trust Growth Strength ETF	Nasdaq, Inc.
First Trust Indxx Aerospace & Defense ETF	Indxx, Inc.
First Trust Bloomberg Inflation Sensitive Equity ETF	Bloomberg Index Services Limited
The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
For the Unitary Fee Funds, First Trust is paid an annual unitary management fee based on a percentage of each Fund’s average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FTGS	MISL	FTIF
Fund net assets up to and including $2.5 billion	0.600%	0.600%	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.585%	0.585%	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.570%	0.570%	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.555%	0.555%	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.540%	0.540%	0.540%
Fund net assets greater than $15 billion	0.510%	0.510%	0.510%
For the First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE® Arca® Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF and First Trust Value Line Dividend Index Fund (such Funds, the “Expense Cap Funds”), First Trust is paid an annual management fee of each Fund’s average daily net assets and calculated pursuant to the following schedule:

Breakpoints	FDM	FDL	FPX	FBT	FDN	FTCS	FVD
Fund net assets up to and including $2.5 billion	0.5000%	0.3000%	0.40%	0.40%	0.40%	0.5000%	0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%	0.2925%	0.39%	0.39%	0.39%	0.4875%	0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%	0.2850%	0.38%	0.38%	0.38%	0.4750%	0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%	0.2775%	0.37%	0.37%	0.37%	0.4625%	0.4625%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%	0.2700%	0.36%	0.36%	0.36%	0.4500%	0.4500%
Fund net assets greater than $15 billion	0.4250%	0.2550%	0.34%	0.34%	0.34%	0.4250%	0.4250%
For the Expense Cap Funds, the Trust and the Advisor have entered into an Expense Reimbursement and Fee Waiver Agreement (“Agreement”) in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the “Expense Cap”). The Expense Cap will be in effect until at least April 30, 2025.

Expense Cap
First Trust Dow Jones Select MicroCap Index Fund	0.60%
First Trust Morningstar Dividend Leaders Index Fund	0.45%
First Trust US Equity Opportunities ETF	0.60%
First Trust NYSE® Arca® Biotechnology Index Fund	0.60%
First Trust Dow Jones Internet Index Fund	0.60%
First Trust Capital Strength ETF	0.65%
First Trust Value Line® Dividend Index Fund	0.70%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended December 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Dow Jones Select MicroCap Index Fund	$110,723,803	$110,532,943
First Trust Morningstar Dividend Leaders Index Fund	2,080,047,955	2,076,725,205
First Trust US Equity Opportunities ETF	948,069,014	946,650,315
First Trust NYSE® Arca® Biotechnology Index Fund	415,761,702	419,949,692
First Trust Dow Jones Internet Index Fund	1,174,545,872	1,187,700,262
First Trust Capital Strength ETF	8,927,597,069	8,926,564,991
First Trust Value Line® Dividend Index Fund	6,644,540,002	6,637,886,540
First Trust Growth Strength ETF	11,932,950	11,992,494
First Trust Indxx Aerospace & Defense ETF	3,226,387	3,184,692
First Trust Bloomberg Inflation Sensitive Equity ETF	447,411	447,689
For the fiscal period ended December 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Dow Jones Select MicroCap Index Fund	$23,892,211	$14,517,670
First Trust Morningstar Dividend Leaders Index Fund	1,738,646,919	2,399,677,314
First Trust US Equity Opportunities ETF	27,614,552	227,083,144
First Trust NYSE® Arca® Biotechnology Index Fund	45,816,214	262,310,703
First Trust Dow Jones Internet Index Fund	5,247,464,980	4,663,548,198
First Trust Capital Strength ETF	1,896,742,138	2,440,582,024
First Trust Value Line® Dividend Index Fund	664,480,287	2,439,412,618
First Trust Growth Strength ETF	62,082,627	5,789,592
First Trust Indxx Aerospace & Defense ETF	54,520,820	20,601,774
First Trust Bloomberg Inflation Sensitive Equity ETF	2,037,965	1,053,759
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2025 for FDM, FDL, FPX, FBT, FDN, FTCS, and FVD, October 20, 2024 for FTGS and MISL, and March 9, 2025 for FTIF.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE® Arca® Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line® Dividend Index Fund, First Trust Growth Strength ETF, First Trust Indxx Aerospace & Defense ETF, and First Trust Bloomberg Inflation Sensitive Equity ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Dow Jones Select MicroCap Index Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
First Trust Morningstar Dividend Leaders Index Fund
First Trust US Equity Opportunities ETF
First Trust NYSE® Arca® Biotechnology Index Fund
First Trust Dow Jones Internet Index Fund
First Trust Capital Strength ETF Fund
First Trust Value Line® Dividend Index Fund
First Trust Growth Strength ETF	For the year ended December 31, 2023	For the year ended December 31, 2023, and the period from October 25, 2022 (commencement of investment operations) through December 31, 2022
First Trust Indxx Aerospace & Defense ETF
First Trust Bloomberg Inflation Sensitive Equity ETF	For the period from March 13, 2023 (commencement of investment operations) through December 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 22, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Dow Jones Select MicroCap Index Fund	88.26%
First Trust Morningstar Dividend Leaders Index Fund	100.00%
First Trust US Equity Opportunities ETF	100.00%
First Trust NYSE® Arca® Biotechnology Index Fund	0.00%
First Trust Dow Jones Internet Index Fund	0.00%
First Trust Capital Strength ETF	100.00%
First Trust Value Line® Dividend Index Fund	100.00%
First Trust Growth Strength ETF	100.00%
First Trust Indxx Aerospace & Defense ETF	100.00%
First Trust Bloomberg Inflation Sensitive Equity ETF	92.80%
For the taxable period ended December 31, 2023, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Dow Jones Select MicroCap Index Fund	88.26%
First Trust Morningstar Dividend Leaders Index Fund	100.00%
First Trust US Equity Opportunities ETF	100.00%
First Trust NYSE® Arca® Biotechnology Index Fund	0.00%
First Trust Dow Jones Internet Index Fund	0.00%
First Trust Capital Strength ETF	100.00%
First Trust Value Line® Dividend Index Fund	100.00%
First Trust Growth Strength ETF	100.00%
First Trust Indxx Aerospace & Defense ETF	100.00%
First Trust Bloomberg Inflation Sensitive Equity ETF	100.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal period ended December 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $15,215,422. This figure is comprised of $669,344 paid (or to be paid) in fixed compensation and $14,546,078 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $7,600,816 paid (or to be paid) to senior management of First Trust Advisors L.P. and $7,614,606 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None

INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Year First Elected or Appointed	Principal Occupations During Past 5 Years
ADVISORY BOARD OF THE TRUST
Bronwyn Wright (1971)	Advisory Board Member	• Indefinite term • Since 2023
Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of
Citibank (1994 to 2009), including Managing Director, Citibank
Europe plc and Head of Securities and Fund Services, Citi Ireland
(2007 to 2009)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended December 31, 2023

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)
First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust NASDAQ® ABA Community Bank Index Fund (QABA)

First Trust Exchange-Traded Fund
Annual Report
December 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2023.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund
Annual Report
December 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Economy/Investing
The direction of central bank policy, inflation, and the threat that an economic recession might befall the U.S. economy dominated global headlines throughout much of 2023. In the U.S., the Federal Reserve (the “Fed”) increased the Federal Funds target rate (upper bound) from 4.50% to 5.50% over the first three quarters of the year before pausing in September. As a result, inflation, as measured by the trailing 12-month change in the rate of the Consumer Price Index, moderated from 6.5% on December 31, 2022 to 3.4% as of December 31, 2023. While the correlation between higher interest rates and declining inflation is welcome news, the metric remains elevated well-above the Fed’s stated goal of 2.0%, fueling continued debate regarding the Fed’s ability to orchestrate a “soft landing” in the U.S. economy.
Higher interest rates appear to be hindering global growth. In their October 2023 “World Economic Outlook”, the International Monetary Fund (“IMF”) projected that real gross domestic product (“GDP”) would decline from 3.5%, where it stood in 2022, to 2.9% in 2024. For comparison, global growth averaged 3.8% from 2000-2019. On a percentage basis, advanced economies are expected to fare worse than emerging markets and developing economies. The IMF is projecting a 1.4% growth rate for advanced economies in 2024, down from 2.6% in 2022. For comparison, GDP among emerging markets and developing economies is expected to fall to 4.0% in 2024, down from 4.1% in 2022.
U.S. Stocks and Bonds
All three of the major U.S. stock indices posted substantial gains in 2023. The S&P 500® Index (the “Index”), the S&P MidCap 400® Index and the S&P SmallCap 600® Index posted total returns of 26.29%, 16.44%, and 16.05%, respectively, according to Bloomberg. Nine of the eleven major sectors that comprise the Index posted positive total returns for the year. The Index’s top performing sector was the Information Technology sector, up 57.84%, while the worst performing sector was the Utilities sector, which fell by 7.08% on a total return basis during the year. After a forecasted contraction in 2023, earnings estimates are expected to recover in 2024. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2023 and 2024 stood at -3.11% and 10.73%, respectively, as of January 12, 2024.
The yield on the benchmark 10-Year Treasury Note (“T-Note”) closed trading on December 29, 2023, at 3.88%, unchanged from where it stood on December 30, 2022, according to data from Bloomberg. The 3.88% yield stood 157 basis points (“bps”) above its 2.31% average for the 10-year period ended December 29, 2023. Despite ending the year unchanged, the yield on the 10-Year T-Note was quite volatile in 2023, falling to an intra-year low of 3.31% on April 6, peaking at 4.99% on October 19, then retreating again to 3.88% at year-end. Most bond investors likely know that bond prices and yields typically move in opposite directions. Between October 19, 2023 (the peak on the yield of the 10-Year T-Note), and December 29, 2023, the total return of the Bloomberg U.S. Aggregate Bond Index stood at 9.28%, reflecting a decline of 111 bps in the yield of the 10-Year T-Note over the period. All the major U.S. bond indices we track posted positive total returns in 2023. The top performing major debt group was corporate high yield bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of 13.44% over the period. The worst performing debt group that we track was intermediate U.S. Treasuries. The Bloomberg U.S. Intermediate Treasury Index posted a total return of 4.28% over the period.
Foreign Stocks and Bonds
The U.S. Dollar depreciated by 2.11% against a basket of major currencies in 2023, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY closed 2023 at a reading of 101.33, significantly above its 20-year average of 88.91. The weaker U.S. Dollar likely had a positive influence on the returns of unhedged foreign securities held by U.S. investors.
The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.63% (USD), while the Bloomberg Global Aggregate Index of higher quality debt rose 5.72% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 9.83% (USD), while the MSCI World ex USA Index rose by 17.94% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
The First Trust NASDAQ-100 Equal Weighted Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq-100 Equal WeightedTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index is the equal-weighted version of the Nasdaq-100 Index®, which includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/19/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/19/06) to 12/31/23
Fund Performance
NAV	33.51%	17.17%	13.15%	11.09%	120.85%	243.97%	543.38%
Market Price	33.53%	17.18%	13.15%	11.09%	120.95%	243.96%	543.54%
Index Performance
Nasdaq-100 Equal WeightedTM Index	34.01%	17.80%	13.80%	11.75%	126.88%	264.17%	614.98%
S&P 500® Index	26.29%	15.69%	12.03%	9.74%	107.21%	211.49%	418.51%
Nasdaq-100 Index®	55.13%	22.66%	17.91%	14.78%	177.68%	419.34%	1,047.84%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 33.51% during the 12-month period covered by this report. During the same period, the Nasdaq-100 Index® (the “Benchmark”) generated a return of 55.13%. The Fund allocated 36.5% to the Information Technology sector, by far the greatest allocation to any sector in the Fund. This sector also had the most positive contribution to return of any sector during the period, with a 19.2% contribution to the Fund’s overall return. The Financials sector was the only sector that had a negative contribution to the Fund’s return. This allocation caused -0.2% drag on the Fund’s overall return during the period.

Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq-100 Equal WeightedTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	37.9%
Health Care	12.3
Consumer Discretionary	11.8
Communication Services	10.9
Industrials	10.0
Consumer Staples	9.2
Utilities	3.9
Energy	2.0
Financials	1.0
Real Estate	1.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
ANSYS, Inc.	1.2%
Moderna, Inc.	1.1
Illumina, Inc.	1.1
Intel Corp.	1.1
Dollar Tree, Inc.	1.1
Cintas Corp.	1.1
Advanced Micro Devices, Inc.	1.0
Meta Platforms, Inc., Class A	1.0
Micron Technology, Inc.	1.0
Monster Beverage Corp.	1.0
Total	10.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,934
$36,417
$34,397
$31,149
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust NASDAQ-100 Equal Weighted Index Fund
Nasdaq-100 Equal Weighted™ Index
S&P 500® Index
Nasdaq-100 Index®

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
The First Trust NASDAQ-100-Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq-100 Technology SectorTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index is an equal-weighted index composed of the securities comprising the Nasdaq-100 Index® that are classified as “technology” according to the Industry Classification Benchmark classification system. The Nasdaq-100 Index® includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/19/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (4/19/06) to 12/31/23
Fund Performance
NAV	66.89%	21.30%	18.20%	13.67%	162.62%	432.13%	865.80%
Market Price	66.93%	21.30%	18.19%	13.67%	162.56%	431.71%	865.83%
Index Performance
Nasdaq-100 Technology SectorTM Index	67.85%	22.03%	18.92%	14.38%	170.61%	465.78%	977.82%
S&P 500® Index	26.29%	15.69%	12.03%	9.74%	107.21%	211.49%	418.51%
S&P 500® Information Technology Index	57.84%	26.95%	20.79%	15.13%	229.73%	561.19%	1,111.57%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 66.89% during the 12-month period covered by this report. During the same period, the S&P 500® Information Technology Index (the “Benchmark”) generated a return of 57.84%. The largest industry allocations over the period were to the Semiconductors & Semiconductor Equipment industry, at 44.9%, and to the Software industry, at 40.8%. These allocations contributed 29.3% and 27.5%, respectively, toward the Fund’s return, which were the largest contribution to return. No industry allocation contributed significantly negatively toward the Fund’s return during the period.

Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq-100 Technology SectorTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC) (Continued)

Sector Allocation(1)	% of Total Long-Term Investments
Information Technology	90.2%
Communication Services	5.1
Consumer Discretionary	4.7
Total	100.0%

(1)
The above sector classification is based on Standard & Poor’s
Global Industry Classification Standard (“GICS”) and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark
(“ICB”) system, the joint classification system of Dow Jones
Indexes and FTSE Group.

Top Ten Holdings	% of Total Long-Term Investments
ANSYS, Inc.	3.0%
Intel Corp.	2.6
Advanced Micro Devices, Inc.	2.6
Meta Platforms, Inc., Class A	2.5
Micron Technology, Inc.	2.5
Atlassian Corp., Class A	2.5
GLOBALFOUNDRIES, Inc.	2.5
Intuit, Inc.	2.5
Adobe, Inc.	2.5
CDW Corp.	2.5
Total	25.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$75,000
$50,000
$25,000
$0
$66,119
$56,578
$53,213
$31,149
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust NASDAQ-100-Technology Sector Index Fund
Nasdaq-100 Technology Sector™ Index
S&P 500® Index
S&P 500® Information Technology Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq-100 Ex-Tech SectorTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Index is an equal-weighted index composed of the securities comprising the Nasdaq-100 Index® that are not classified as “technology” according to the Industry Classification Benchmark classification system. The Nasdaq-100 Index® includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/8/07) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/8/07) to 12/31/23
Fund Performance
NAV	16.77%	14.79%	10.36%	9.74%	99.29%	167.94%	380.75%
Market Price	16.76%	14.80%	10.36%	9.74%	99.40%	168.09%	381.02%
Index Performance
Nasdaq-100 Ex-Tech SectorTM Index	17.08%	15.38%	10.96%	10.38%	104.46%	182.97%	430.64%
Russell 1000® Index	26.53%	15.52%	11.80%	9.44%	105.72%	205.22%	359.33%
Russell 3000® Index	25.96%	15.16%	11.48%	9.27%	102.54%	196.41%	347.37%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 16.77% during the 12-month period covered by this report. During the same period, the Russell 1000® Index (the “Benchmark”) generated a return of 26.53%. The Fund allocated a significant portion of its assets to the Consumer Discretionary sector and the Health Care sector. These two sectors had an average weight of 21.6% and 20.9%, respectively. These contributed 5.9% and 2.8% respectively, to the Fund’s return. The largest contribution to the Fund’s return was also the Consumer Discretionary sector. The largest drag to the Fund’s return came from the Information Technology sector, which contributed -0.9% to return over the period.

Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq-100 Ex-Tech SectorTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT) (Continued)

Sector Allocation	% of Total Long-Term Investments
Health Care	20.9%
Industrials	16.9
Consumer Discretionary	16.7
Consumer Staples	15.5
Communication Services	14.9
Utilities	6.6
Energy	3.4
Information Technology	1.7
Financials	1.7
Real Estate	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Moderna, Inc.	1.9%
Illumina, Inc.	1.8
Dollar Tree, Inc.	1.8
Cintas Corp.	1.8
Monster Beverage Corp.	1.7
Amgen, Inc.	1.7
Biogen, Inc.	1.7
AstraZeneca PLC, ADR	1.7
Lululemon Athletica, Inc.	1.7
Intuitive Surgical, Inc.	1.7
Total	17.5%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$30,522
$29,641
$28,297
$26,794
First Trust NASDAQ-100 Ex-Technology Sector Index Fund
Nasdaq-100 Ex-Tech Sector™ Index
Russell 1000® Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)
The First Trust NASDAQ® Clean Edge® Green Energy Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq® Clean Edge® Green EnergyTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by Nasdaq, Inc., and Clean Edge, Inc. (“Clean Edge” and together with Nasdaq, Inc., the “Index Provider”). According to the Index Provider, the Index is designed to track the performance of small, mid and large capitalization clean energy companies that are publicly traded in the United States. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/8/07) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (2/8/07) to 12/31/23
Fund Performance
NAV	-9.98%	19.69%	9.69%	5.05%	145.63%	152.20%	129.80%
Market Price	-9.94%	19.74%	9.69%	5.05%	146.19%	152.20%	129.83%
Index Performance
Nasdaq® Clean Edge® Green EnergyTM Index	-9.91%	20.01%	9.82%	5.27%	148.97%	155.10%	137.96%
Russell 2000® Index	16.93%	9.97%	7.16%	6.99%	60.85%	99.59%	213.10%
Russell 3000® Index	25.96%	15.16%	11.48%	9.27%	102.54%	196.41%	347.37%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -9.98% during the 12-month period covered by this report. During the same period, the Russell 2000® Index (the “Benchmark”) generated a return of 16.93%. The largest average weight over the period was the Information Technology sector. This sector’s average weight was 38.5% and contributed -3.8% towards the Fund’s return. The Industrials sector and the Materials sector also contributed significantly negative returns during the period, at -6.3%, and -3.4%, respectively. The biggest positive contributor to the Fund’s return was the Consumer Discretionary sector, contributing 4.5%.

Nasdaq®, Clean Edge®, and Nasdaq® Clean Edge® Green EnergyTM Index are registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	37.3%
Consumer Discretionary	20.4
Industrials	19.5
Utilities	11.2
Materials	9.8
Financials	1.3
Energy	0.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Rivian Automotive, Inc., Class A	9.1%
ON Semiconductor Corp.	8.1
First Solar, Inc.	7.5
Tesla, Inc.	7.2
Albemarle Corp.	6.9
Enphase Energy, Inc.	4.5
Universal Display Corp.	3.9
Lucid Group, Inc.	3.4
Brookfield Renewable Partners, L.P.	3.3
Acuity Brands, Inc.	2.7
Total	56.6%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$50,000
$40,000
$30,000
$20,000
$10,000
$0
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$29,641
$25,510
$25,220
$19,959
First Trust NASDAQ® Clean Edge® Green Energy Index Fund
Nasdaq® Clean Edge® Green Energy™ Index
Russell 2000® Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P REIT Index Fund (FRI)
The First Trust S&P REIT Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the S&P United States REIT Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “Index Provider”). According to the Index Provider, the Index seeks to measure the performance of publicly-traded real estate investment trusts domiciled in the United States that meet certain eligibility requirements. The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/8/07) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/8/07) to 12/31/23
Fund Performance
NAV	13.10%	6.66%	6.95%	4.38%	38.06%	95.82%	104.27%
Market Price	13.15%	6.66%	6.95%	4.38%	38.06%	95.83%	104.29%
Index Performance
S&P United States REIT Index(1)	13.77%	7.22%	7.50%	N/A	41.67%	106.07%	N/A
FTSE EPRA/NAREIT North America Index	13.03%	6.36%	6.80%	4.47%	36.14%	93.11%	107.15%
Russell 3000® Index	25.96%	15.16%	11.48%	9.15%	102.54%	196.41%	329.45%

(1)
On November 6, 2008, the Fund’s underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index.
Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund’s performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 13.10% during the 12-month period covered by this report. During the same period, the Russell 3000® Index (the “Benchmark”) generated a return of 25.96%. Prologis, Inc. was the largest holding in the Fund during the period with an average weight of 11.33% and generated the largest contribution to the Fund’s return at 2.3%. The largest negative contribution to the Fund’s return came from the allocation to Residential REITs, which caused a -0.3% drag on the Fund’s return, although the most negative single contributor was Realty Income Corp., within the Retail REITs category. This security carried a 4.0% allocation and contributed -0.2% to the Fund’s return during the period.

S&P United States REIT Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P REIT Index Fund (FRI) (Continued)

REIT Allocation	% of Total Long-Term Investments
Retail REITs	16.7%
Industrial REITs	16.6
Data Center REITs	10.9
Multi-Family Residential REITs	10.8
Health Care REITs	10.6
Self-Storage REITs	9.0
Other Specialized REITs	7.1
Office REITs	6.0
Single-Family Residential REITs	5.8
Hotel & Resort REITs	3.7
Diversified REITs	2.8
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Prologis, Inc.	11.5%
Equinix, Inc.	7.1
Welltower, Inc.	4.7
Public Storage	4.5
Simon Property Group, Inc.	4.4
Realty Income Corp.	3.9
Digital Realty Trust, Inc.	3.8
Extra Space Storage, Inc.	3.2
VICI Properties, Inc.	3.1
AvalonBay Communities, Inc.	2.5
Total	48.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$29,641
$20,607
$19,582
$19,311
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust S&P REIT Index Fund
S&P United States REIT Index
FTSE EPRA/NAREIT North America Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Water ETF (FIW)
The First Trust Water ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Clean Edge WaterTM Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is developed and owned by Nasdaq, Inc. (the “Index Provider”), and is calculated and maintained by Nasdaq. According to the Index Provider, the Index is designed to track the performance of small, mid and large capitalization companies that derive a substantial portion of their revenues from the potable water and wastewater industry. The Fund’s shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/8/07) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/8/07) to 12/31/23
Fund Performance
NAV	20.39%	17.35%	11.67%	10.63%	122.57%	201.51%	437.56%
Market Price	20.44%	17.37%	11.66%	10.63%	122.69%	201.27%	437.59%
Index Performance
ISE Clean Edge WaterTM Index	21.10%	18.20%	12.35%	11.34%	130.75%	220.50%	498.23%
Russell 3000® Index	25.96%	15.16%	11.48%	9.15%	102.54%	196.41%	329.45%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 20.39% during the 12-month period covered by this report. During the same period, the Russell 3000® Index (the “Benchmark”) generated a return of 25.96%. The largest sector allocation was to the Industrials sector, with an average portfolio weight of 51.9%. This sector also contributed the most to the Fund’s return, contributing 15.1% during the period. The most negatively contributing allocation was to the Utilities sector, which carried an average weight of 20.0% and caused a -0.8% contribution to the Fund’s overall return during the period.

Nasdaq®, Clean Edge®, and ISE Clean Edge WaterTM Index are registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Water ETF (FIW) (Continued)

Sector Allocation	% of Total Long-Term Investments
Industrials	52.6%
Utilities	18.1
Health Care	16.1
Information Technology	7.9
Materials	4.1
Consumer Staples	1.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Ferguson PLC	4.5%
Waters Corp.	4.4
Agilent Technologies, Inc.	4.3
Xylem, Inc.	4.2
Roper Technologies, Inc.	4.1
IDEXX Laboratories, Inc.	4.1
Ecolab, Inc.	4.1
A.O. Smith Corp.	3.7
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	3.7
Advanced Drainage Systems, Inc.	3.6
Total	40.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
$32,050
$30,151
$29,641
First Trust Water ETF
ISE Clean Edge Water™ Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Natural Gas ETF (FCG)
The First Trust Natural Gas ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE-Revere Natural GasTM Index (the “Index”). The Index is developed and owned by Nasdaq, Inc. (the “Index Provider”), and is calculated and maintained by Nasdaq. According to the Index Provider, the Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts, master limited partnership (“MLP”) units and other securities that comprise the Index. The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenues from midstream activities and/or the exploration and production of natural gas. The Fund’s shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/8/07) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (5/8/07) to 12/31/23
Fund Performance
NAV	2.55%	14.16%	-10.85%	-6.63%	93.85%	-68.30%	-68.07%
Market Price	2.47%	14.14%	-10.85%	-6.63%	93.71%	-68.30%	-68.09%
Index Performance
ISE-Revere Natural GasTM Index	3.23%	13.77%	-11.01%	-6.48%	90.64%	-68.86%	-67.21%
S&P Composite 1500® Energy Index	-0.63%	12.96%	2.74%	4.14%	83.94%	31.02%	96.59%
Russell 3000® Index	25.96%	15.16%	11.48%	9.15%	102.54%	196.41%	329.45%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of 2.55% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Energy Index (the “Benchmark”) generated a return of -0.63%. The Oil & Gas Exploration and Production sub-industry was the largest allocation in the Fund at 84.0%. This sub-industry contributed 1.9% to the Fund’s overall return. The Oil & Gas Storage and Transportation sub-industry received the second highest allocation by sub-industry at an average weight of 10.4% and contributed 1.9% to the Fund’s return. The most negative contribution to return came from the Gas Utilities sub-industry which received a single allocation, National Fuel Gas Company. The 1.7% allocation to this security caused a -0.3% drag on the Fund’s return during the period.

Nasdaq® and ISE-Revere Natural GasTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Natural Gas ETF (FCG) (Continued)

Sub-Industry Allocation	% of Total Long-Term Investments
Oil & Gas Exploration & Production	85.5%
Oil & Gas Storage & Transportation	8.9
Integrated Oil & Gas	3.7
Gas Utilities	1.9
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Western Midstream Partners, L.P.	4.5%
Hess Midstream, L.P., Class A	4.4
ConocoPhillips	3.8
Occidental Petroleum Corp.	3.6
Pioneer Natural Resources Co.	3.6
Hess Corp.	3.5
EOG Resources, Inc.	3.5
Devon Energy Corp.	3.4
Diamondback Energy, Inc.	3.3
EQT Corp.	3.1
Total	36.7%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$29,641
$13,102
$3,170
$3,114
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Natural Gas ETF
ISE-Revere Natural Gas™ Index
S&P Composite 1500® Energy Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ® ABA Community Bank Index Fund (QABA)
The First Trust NASDAQ® ABA Community Bank Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq OMX® ABA Community BankTM Index (the “Index”). The Index is jointly owned and was developed by Nasdaq, Inc. and the American Bankers Association (the “ABA”). The Index is calculated and maintained by Nasdaq, Inc. (the “Index Provider”). According to the Index Provider, the Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that comprise the community banking industry. The Fund’s shares are listed for trading on the Nasdaq. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was July 1, 2009.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (6/29/09) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (6/29/09) to 12/31/23
Fund Performance
NAV	-2.44%	5.47%	5.31%	8.44%	30.53%	67.78%	223.77%
Market Price	-2.42%	5.49%	5.29%	8.44%	30.64%	67.39%	223.94%
Index Performance
Nasdaq OMX® ABA Community BankTM Index	-1.92%	6.14%	5.96%	9.12%	34.69%	78.48%	254.75%
S&P Composite 1500® Financials Index	11.66%	11.68%	9.98%	11.96%	73.76%	158.99%	414.84%
Russell 3000® Index	25.96%	15.16%	11.48%	13.96%	102.54%	196.41%	565.47%
(See Notes to Fund Performance Overview on page 20.)
Performance Review
The Fund generated a NAV return of -2.44% during the 12-month period covered by this report. During the same period, the S&P Composite 1500® Financials Index (the “Benchmark”) generated a return of 11.66%. An allocation of 95.9% of the Fund was allocated to the Regional banks sub-industry over the period, with the bulk of the remainder of the average allocations being in other financial-related sub-industries. Regional banks contributed -1.2% toward the Fund’s return and thrifts and mortgage finance companies contributed -1.0% toward the Fund’s return during the period. Of all the sub-industries, the Commercial & Residential Mortgage Finance sub-industry had the only significant positive contribution to the Fund’s return, generating 0.4% to the Fund’s return.

Nasdaq®, Nasdaq OMX®, OMX®, American Bankers Association®, ABA® and Nasdaq OMX® ABA Community BankTM Index are registered trademarks and service marks of Nasdaq, Inc. and American Bankers Associations, respectively (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust NASDAQ® ABA Community Bank Index Fund (QABA) (Continued)

Industry Allocation	% of Total Long-Term Investments
Banks	98.3%
Financial Services	1.7
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Commerce Bancshares, Inc.	3.9%
Wintrust Financial Corp.	3.2
Bank OZK	3.2
United Bankshares, Inc.	2.8
First Financial Bankshares, Inc.	2.4
Hancock Whitney Corp.	2.4
TFS Financial Corp.	2.3
UMB Financial Corp.	2.3
Ameris Bancorp	2.1
United Community Banks, Inc.	2.0
Total	26.6%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$29,641
$25,899
$17,848
$16,778
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust NASDAQ® ABA Community Bank Index Fund
Nasdaq OMX® ABA Community Bank™ Index
S&P Composite 1500® Financials Index
Russell 3000® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ® Clean Edge® Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF or First Trust NASDAQ® ABA Community Bank Index Fund (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
Actual	$1,000.00	$1,104.00	0.57%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	0.57%	$2.91
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
Actual	$1,000.00	$1,191.90	0.56%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
Actual	$1,000.00	$1,053.00	0.60%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)
Actual	$1,000.00	$825.60	0.59%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01
First Trust S&P REIT Index Fund (FRI)
Actual	$1,000.00	$1,076.40	0.50%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
First Trust Water ETF (FIW)
Actual	$1,000.00	$1,075.60	0.53%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	0.53%	$2.70

First Trust Exchange-Traded Fund
Understanding Your Fund Expenses (Continued)
December 31, 2023 (Unaudited)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Natural Gas ETF (FCG)
Actual	$1,000.00	$1,059.70	0.60%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
First Trust NASDAQ® ABA Community Bank Index Fund (QABA)
Actual	$1,000.00	$1,282.10	0.60%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

(a)	These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.
(b)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Automobiles — 1.0%
87,914	Tesla, Inc. (a)	$21,844,871
	Beverages — 4.1%
344,509	Coca-Cola Europacific Partners PLC	22,992,531
697,100	Keurig Dr Pepper, Inc.	23,227,372
404,543	Monster Beverage Corp. (a)	23,305,722
133,451	PepsiCo, Inc.	22,665,318
		92,190,943
	Biotechnology — 6.2%
80,908	Amgen, Inc.	23,303,122
89,817	Biogen, Inc. (a)	23,241,945
277,434	Gilead Sciences, Inc.	22,474,928
259,113	Moderna, Inc. (a)	25,768,788
25,940	Regeneron Pharmaceuticals, Inc. (a)	22,782,843
54,267	Vertex Pharmaceuticals, Inc. (a)	22,080,700
		139,652,326
	Broadline Retail — 2.9%
148,605	Amazon.com, Inc. (a)	22,579,044
13,875	MercadoLibre, Inc. (a)	21,805,117
150,228	PDD Holdings, Inc., ADR (a)	21,979,859
		66,364,020
	Commercial Services & Supplies — 2.1%
39,889	Cintas Corp.	24,039,505
455,659	Copart, Inc. (a)	22,327,291
		46,366,796
	Communications Equipment — 1.0%
446,888	Cisco Systems, Inc.	22,576,782
	Consumer Staples Distribution & Retail — 3.1%
34,597	Costco Wholesale Corp.	22,836,788
170,372	Dollar Tree, Inc. (a)	24,201,343
884,376	Walgreens Boots Alliance, Inc.	23,091,057
		70,129,188
	Electric Utilities — 3.9%
271,024	American Electric Power Co., Inc.	22,012,569
187,673	Constellation Energy Corp.	21,937,097
627,959	Exelon Corp.	22,543,728
361,908	Xcel Energy, Inc.	22,405,725
		88,899,119
	Electronic Equipment, Instruments & Components — 1.0%
99,835	CDW Corp.	22,694,492
Shares	Description	Value

	Energy Equipment & Services — 1.0%
663,677	Baker Hughes Co.	$22,684,480
	Entertainment — 3.9%
160,529	Electronic Arts, Inc.	21,961,972
47,211	Netflix, Inc. (a)	22,986,092
139,115	Take-Two Interactive Software, Inc. (a)	22,390,559
1,817,804	Warner Bros. Discovery, Inc. (a)	20,686,610
		88,025,233
	Financial Services — 1.0%
363,798	PayPal Holdings, Inc. (a)	22,340,835
	Food Products — 2.0%
609,081	Kraft Heinz (The) Co.	22,523,815
315,223	Mondelez International, Inc., Class A	22,831,602
		45,355,417
	Ground Transportation — 2.0%
655,479	CSX Corp.	22,725,457
56,701	Old Dominion Freight Line, Inc.	22,982,616
		45,708,073
	Health Care Equipment & Supplies — 4.0%
181,795	Dexcom, Inc. (a)	22,558,942
297,111	GE HealthCare Technologies, Inc.	22,972,622
41,189	IDEXX Laboratories, Inc. (a)	22,861,954
68,710	Intuitive Surgical, Inc. (a)	23,180,006
		91,573,524
	Hotels, Restaurants & Leisure — 4.9%
152,021	Airbnb, Inc., Class A (a)	20,696,139
6,406	Booking Holdings, Inc. (a)	22,723,491
219,418	DoorDash, Inc., Class A (a)	21,698,246
100,779	Marriott International, Inc., Class A	22,726,672
230,349	Starbucks Corp.	22,115,808
		109,960,356
	Industrial Conglomerates — 1.0%
109,569	Honeywell International, Inc.	22,977,715
	Interactive Media & Services — 2.1%
84,035	Alphabet, Inc., Class A (a)	11,738,849
83,257	Alphabet, Inc., Class C (a)	11,733,409
66,542	Meta Platforms, Inc., Class A (a)	23,553,206
		47,025,464
See Notes to Financial Statements

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	IT Services — 1.9%
292,586	Cognizant Technology Solutions Corp., Class A	$22,099,020
53,041	MongoDB, Inc. (a)	21,685,813
		43,784,833
	Life Sciences Tools & Services — 1.1%
175,344	Illumina, Inc. (a)	24,414,898
	Machinery — 1.0%
231,545	PACCAR, Inc.	22,610,369
	Media — 3.9%
58,658	Charter Communications, Inc., Class A (a)	22,799,191
501,040	Comcast Corp., Class A	21,970,604
4,127,087	Sirius XM Holdings, Inc. (b)	22,575,166
297,587	Trade Desk (The), Inc., Class A (a)	21,414,361
		88,759,322
	Oil, Gas & Consumable Fuels — 1.0%
145,557	Diamondback Energy, Inc.	22,572,979
	Pharmaceuticals — 1.0%
343,924	AstraZeneca PLC, ADR	23,163,281
	Professional Services — 2.9%
95,183	Automatic Data Processing, Inc.	22,174,784
175,703	Paychex, Inc.	20,927,984
94,835	Verisk Analytics, Inc.	22,652,288
		65,755,056
	Real Estate Management & Development — 1.0%
254,497	CoStar Group, Inc. (a)	22,240,493
	Semiconductors & Semiconductor Equipment — 16.9%
160,160	Advanced Micro Devices, Inc. (a)	23,609,186
110,943	Analog Devices, Inc.	22,028,842
137,612	Applied Materials, Inc.	22,302,777
29,598	ASML Holding N.V.	22,403,318
19,727	Broadcom, Inc.	22,020,264
379,340	GLOBALFOUNDRIES, Inc. (a) (b)	22,988,004
482,805	Intel Corp.	24,260,951
38,088	KLA Corp.	22,140,554
28,812	Lam Research Corp.	22,567,287
373,993	Marvell Technology, Inc.	22,555,518
241,717	Microchip Technology, Inc.	21,798,039
273,753	Micron Technology, Inc.	23,362,081
45,584	NVIDIA Corp.	22,574,108
95,679	NXP Semiconductors N.V.	21,975,553
Shares	Description	Value

	Semiconductors & Semiconductor Equipment (Continued)
260,202	ON Semiconductor Corp. (a)	$21,734,673
155,706	QUALCOMM, Inc.	22,519,759
132,153	Texas Instruments, Inc.	22,526,800
		383,367,714
	Software — 16.0%
38,117	Adobe, Inc. (a)	22,740,602
75,427	ANSYS, Inc. (a)	27,370,950
97,082	Atlassian Corp., Class A (a)	23,091,925
91,982	Autodesk, Inc. (a)	22,395,777
82,079	Cadence Design Systems, Inc. (a)	22,355,857
85,690	Crowdstrike Holdings, Inc., Class A (a)	21,878,371
181,780	Datadog, Inc., Class A (a)	22,064,456
385,375	Fortinet, Inc. (a)	22,555,999
36,624	Intuit, Inc.	22,891,099
60,114	Microsoft Corp.	22,605,269
72,522	Palo Alto Networks, Inc. (a)	21,385,287
41,153	Roper Technologies, Inc.	22,435,381
146,082	Splunk, Inc. (a)	22,255,593
40,064	Synopsys, Inc. (a)	20,629,354
81,724	Workday, Inc., Class A (a)	22,560,727
100,542	Zscaler, Inc. (a)	22,276,086
		361,492,733
	Specialty Retail — 2.0%
23,421	O’Reilly Automotive, Inc. (a)	22,251,824
166,390	Ross Stores, Inc.	23,026,712
		45,278,536
	Technology Hardware, Storage & Peripherals — 1.0%
112,802	Apple, Inc.	21,717,769
	Textiles, Apparel & Luxury Goods — 1.0%
45,347	Lululemon Athletica, Inc. (a)	23,185,468
	Trading Companies & Distributors — 1.0%
347,354	Fastenal Co.	22,498,119
	Wireless Telecommunication Services — 1.0%
142,724	T-Mobile US, Inc.	22,882,939
	Total Common Stocks	2,260,094,143
	(Cost $1,818,157,791)
See Notes to Financial Statements

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 2.0%
44,551,064	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (c) (d)	$44,551,064
	(Cost $44,551,064)

	Total Investments — 101.9%	2,304,645,207
	(Cost $1,862,708,855)
	Net Other Assets and Liabilities — (1.9)%	(42,369,262)
	Net Assets — 100.0%	$2,262,275,945

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $43,076,409 and the total value of the collateral held by the Fund is $44,551,064.

(c)	Rate shown reflects yield as of December 31, 2023.
(d)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 2,260,094,143	$ 2,260,094,143	$ —	$ —
Money Market Funds	44,551,064	44,551,064	—	—
Total Investments	$2,304,645,207	$2,304,645,207	$—	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$43,076,409
Non-cash Collateral(2)	(43,076,409)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Broadline Retail — 2.4%
568,101	PDD Holdings, Inc., ADR (a)	$83,118,857
	Electronic Equipment, Instruments & Components — 2.5%
377,538	CDW Corp.	85,821,938
	Hotels, Restaurants & Leisure — 2.3%
829,751	DoorDash, Inc., Class A (a)	82,054,076
	Interactive Media & Services — 5.1%
317,790	Alphabet, Inc., Class A (a)	44,392,085
314,845	Alphabet, Inc., Class C (a)	44,371,106
251,636	Meta Platforms, Inc., Class A (a)	89,069,079
		177,832,270
	IT Services — 4.7%
1,106,443	Cognizant Technology Solutions Corp., Class A	83,569,640
200,580	MongoDB, Inc. (a)	82,007,133
		165,576,773
	Semiconductors & Semiconductor Equipment — 41.5%
605,662	Advanced Micro Devices, Inc. (a)	89,280,635
419,543	Analog Devices, Inc.	83,304,458
520,395	Applied Materials, Inc.	84,340,418
111,928	ASML Holding N.V.	84,720,542
74,599	Broadcom, Inc.	83,271,134
1,434,515	GLOBALFOUNDRIES, Inc. (a) (b)	86,931,609
1,825,776	Intel Corp.	91,745,244
144,033	KLA Corp.	83,726,383
108,956	Lam Research Corp.	85,340,877
1,414,295	Marvell Technology, Inc.	85,296,131
914,076	Microchip Technology, Inc.	82,431,374
1,035,226	Micron Technology, Inc.	88,346,187
172,383	NVIDIA Corp.	85,367,509
361,816	NXP Semiconductors N.V.	83,101,899
983,978	ON Semiconductor Corp. (a)	82,191,682
588,821	QUALCOMM, Inc.	85,161,181
499,750	Texas Instruments, Inc.	85,187,385
		1,449,744,648
	Software — 39.1%
144,143	Adobe, Inc. (a)	85,995,714
285,233	ANSYS, Inc. (a)	103,505,351
367,127	Atlassian Corp., Class A (a)	87,324,828
347,839	Autodesk, Inc. (a)	84,691,840
310,393	Cadence Design Systems, Inc. (a)	84,541,741
Shares	Description	Value

	Software (Continued)
324,045	Crowdstrike Holdings, Inc., Class A (a)	$82,735,169
687,421	Datadog, Inc., Class A (a)	83,439,161
1,457,337	Fortinet, Inc. (a)	85,297,935
138,499	Intuit, Inc.	86,566,030
227,329	Microsoft Corp.	85,484,797
274,252	Palo Alto Networks, Inc. (a)	80,871,430
155,623	Roper Technologies, Inc.	84,840,991
552,424	Splunk, Inc. (a)	84,161,796
151,506	Synopsys, Inc. (a)	78,011,955
309,050	Workday, Inc., Class A (a)	85,316,343
380,211	Zscaler, Inc. (a)	84,239,549
		1,367,024,630
	Technology Hardware, Storage & Peripherals — 2.4%
426,572	Apple, Inc.	82,127,907
	Total Common Stocks	3,493,301,099
	(Cost $2,816,546,055)
MONEY MARKET FUNDS — 2.4%
84,859,021	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (c) (d)	84,859,021
	(Cost $84,859,021)

	Total Investments — 102.4%	3,578,160,120
	(Cost $2,901,405,076)
	Net Other Assets and Liabilities — (2.4)%	(84,918,949)
	Net Assets — 100.0%	$3,493,241,171

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $81,951,500 and the total value of the collateral held by the Fund is $84,859,021.

(c)	Rate shown reflects yield as of December 31, 2023.
(d)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
See Notes to Financial Statements

First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,493,301,099	$ 3,493,301,099	$ —	$ —
Money Market Funds	84,859,021	84,859,021	—	—
Total Investments	$3,578,160,120	$3,578,160,120	$—	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$81,951,500
Non-cash Collateral(2)	(81,951,500)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS (a) — 99.9%
	Automobiles — 1.6%
11,591	Tesla, Inc. (b)	$2,880,132
	Beverages — 6.9%
45,423	Coca-Cola Europacific Partners PLC	3,031,531
91,580	Keurig Dr Pepper, Inc.	3,051,445
53,434	Monster Beverage Corp. (b)	3,078,333
17,602	PepsiCo, Inc.	2,989,524
		12,150,833
	Biotechnology — 10.5%
10,668	Amgen, Inc.	3,072,597
11,849	Biogen, Inc. (b)	3,066,166
36,580	Gilead Sciences, Inc.	2,963,346
34,094	Moderna, Inc. (b)	3,390,648
3,427	Regeneron Pharmaceuticals, Inc. (b)	3,009,900
7,155	Vertex Pharmaceuticals, Inc. (b)	2,911,298
		18,413,955
	Broadline Retail — 3.3%
19,593	Amazon.com, Inc. (b)	2,976,960
1,829	MercadoLibre, Inc. (b)	2,874,347
		5,851,307
	Commercial Services & Supplies — 3.5%
5,266	Cintas Corp.	3,173,608
60,078	Copart, Inc. (b)	2,943,822
		6,117,430
	Communications Equipment — 1.7%
58,922	Cisco Systems, Inc.	2,976,739
	Consumer Staples Distribution & Retail — 5.2%
4,460	Costco Wholesale Corp.	2,943,957
22,526	Dollar Tree, Inc. (b)	3,199,818
116,605	Walgreens Boots Alliance, Inc.	3,044,557
		9,188,332
	Electric Utilities — 6.6%
35,794	American Electric Power Co., Inc.	2,907,189
24,745	Constellation Energy Corp.	2,892,443
82,332	Exelon Corp.	2,955,719
47,717	Xcel Energy, Inc.	2,954,159
		11,709,510
	Energy Equipment & Services — 1.7%
87,506	Baker Hughes Co.	2,990,955
	Entertainment — 6.6%
21,168	Electronic Arts, Inc.	2,895,994
6,225	Netflix, Inc. (b)	3,030,828
Shares	Description	Value

	Entertainment (Continued)
18,268	Take-Two Interactive Software, Inc. (b)	$2,940,234
238,865	Warner Bros. Discovery, Inc. (b)	2,718,284
		11,585,340
	Financial Services — 1.7%
47,967	PayPal Holdings, Inc. (b)	2,945,654
	Food Products — 3.4%
80,307	Kraft Heinz (The) Co.	2,969,753
41,557	Mondelez International, Inc., Class A	3,009,973
		5,979,726
	Ground Transportation — 3.4%
86,425	CSX Corp.	2,996,355
7,476	Old Dominion Freight Line, Inc.	3,030,247
		6,026,602
	Health Care Equipment & Supplies — 6.9%
23,970	Dexcom, Inc. (b)	2,974,437
39,281	GE HealthCare Technologies, Inc.	3,037,207
5,431	IDEXX Laboratories, Inc. (b)	3,014,477
9,059	Intuitive Surgical, Inc. (b)	3,056,144
		12,082,265
	Hotels, Restaurants & Leisure — 6.6%
20,093	Airbnb, Inc., Class A (b)	2,735,461
845	Booking Holdings, Inc. (b)	2,997,401
13,288	Marriott International, Inc., Class A	2,996,577
30,374	Starbucks Corp.	2,916,208
		11,645,647
	Industrial Conglomerates — 1.7%
14,447	Honeywell International, Inc.	3,029,680
	Life Sciences Tools & Services — 1.8%
23,119	Illumina, Inc. (b)	3,219,090
	Machinery — 1.7%
30,529	PACCAR, Inc.	2,981,157
	Media — 6.6%
7,734	Charter Communications, Inc., Class A (b)	3,006,051
66,062	Comcast Corp., Class A	2,896,819
545,000	Sirius XM Holdings, Inc. (c)	2,981,150
39,237	Trade Desk (The), Inc., Class A (b)	2,823,494
		11,707,514
See Notes to Financial Statements

First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Oil, Gas & Consumable Fuels — 1.7%
19,192	Diamondback Energy, Inc.	$2,976,295
	Pharmaceuticals — 1.7%
45,448	AstraZeneca PLC, ADR	3,060,923
	Professional Services — 4.9%
12,567	Automatic Data Processing, Inc.	2,927,734
23,166	Paychex, Inc.	2,759,302
12,504	Verisk Analytics, Inc.	2,986,706
		8,673,742
	Real Estate Management & Development — 1.7%
33,555	CoStar Group, Inc. (b)	2,932,371
	Specialty Retail — 3.4%
3,088	O’Reilly Automotive, Inc. (b)	2,933,847
21,983	Ross Stores, Inc.	3,042,227
		5,976,074
	Textiles, Apparel & Luxury Goods — 1.7%
5,979	Lululemon Athletica, Inc. (b)	3,057,003
	Trading Companies & Distributors — 1.7%
45,799	Fastenal Co.	2,966,401
	Wireless Telecommunication Services — 1.7%
18,818	T-Mobile US, Inc.	3,017,090
	Total Common Stocks	176,141,767
	(Cost $151,373,029)
MONEY MARKET FUNDS — 1.7%
3,044,764	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (d) (e)	3,044,764
53,353	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (d)	53,353
	Total Money Market Funds	3,098,117
	(Cost $3,098,117)

	Total Investments — 101.6%	179,239,884
	(Cost $154,471,146)
	Net Other Assets and Liabilities — (1.6)%	(2,849,731)
	Net Assets — 100.0%	$176,390,153

(a)
The industry allocation is based on Standard & Poor’s Global
Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification
Benchmark (ICB) system, which is maintained by FTSE
International Limited.

(b)	Non-income producing security.
(c)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $2,946,010 and the total value of the collateral held by the Fund is $3,044,764.

(d)	Rate shown reflects yield as of December 31, 2023.
(e)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 176,141,767	$ 176,141,767	$ —	$ —
Money Market Funds	3,098,117	3,098,117	—	—
Total Investments	$179,239,884	$179,239,884	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
Portfolio of Investments (Continued)
December 31, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$2,946,010
Non-cash Collateral(2)	(2,946,010)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Automobiles — 20.1%
1,202,024	Gogoro, Inc. (a) (b)	$3,101,222
9,318,670	Lucid Group, Inc. (a) (b)	39,231,601
565,255	Polestar Automotive Holding UK PLC, Class A, ADR (a) (b)	1,277,476
4,407,887	Rivian Automotive, Inc., Class A (a)	103,409,029
327,597	Tesla, Inc. (a)	81,401,302
		228,420,630
	Chemicals — 8.3%
544,568	Albemarle Corp.	78,679,184
885,106	Livent Corp. (a)	15,914,206
		94,593,390
	Commercial Services & Supplies — 0.5%
965,062	LanzaTech Global, Inc. (a) (b)	4,854,262
877,415	Li-Cycle Holdings Corp. (a) (b)	513,112
		5,367,374
	Construction & Engineering — 0.5%
168,517	Ameresco, Inc., Class A (a)	5,336,933
	Electrical Equipment — 18.3%
151,981	Acuity Brands, Inc.	31,130,268
149,240	American Superconductor Corp. (a)	1,662,534
744,349	Array Technologies, Inc. (a)	12,505,063
1,470,417	Ballard Power Systems, Inc. (a) (b)	5,440,543
331,811	Blink Charging Co. (a) (b)	1,124,839
1,102,857	Bloom Energy Corp., Class A (a) (b)	16,322,284
1,772,328	ChargePoint Holdings, Inc. (a) (b)	4,147,247
198,861	EnerSys	20,077,007
778,054	Eos Energy Enterprises, Inc. (a) (b)	848,079
851,614	ESS Tech, Inc. (a) (b)	970,840
587,277	Fluence Energy, Inc. (a)	14,006,556
615,329	FTC Solar, Inc. (a)	426,300
2,218,158	FuelCell Energy, Inc. (a) (b)	3,549,053
142,361	LSI Industries, Inc.	2,004,443
305,663	NEXTracker, Inc., Class A (a)	14,320,312
2,980,523	Plug Power, Inc. (a) (b)	13,412,353
837,091	Shoals Technologies Group, Inc., Class A (a)	13,008,394
259,213	Sociedad Quimica y Minera de Chile S.A., ADR (b)	15,609,807
767,379	Stem, Inc. (a) (b)	2,977,431
862,362	SunPower Corp. (a) (b)	4,165,208
1,072,487	Sunrun, Inc. (a)	21,052,920
Shares	Description	Value

	Electrical Equipment (Continued)
209,551	TPI Composites, Inc. (a) (b)	$867,541
80,433	Ultralife Corp. (a)	548,553
160,999	Vicor Corp. (a)	7,235,295
852,396	Wallbox N.V. (a) (b)	1,491,693
		208,904,563
	Electronic Equipment, Instruments & Components — 3.2%
183,510	Advanced Energy Industries, Inc.	19,987,909
223,933	Itron, Inc. (a)	16,909,181
		36,897,090
	Independent Power and Renewable Electricity Producers — 11.2%
782,612	Altus Power, Inc. (a)	5,345,240
571,752	Atlantica Sustainable Infrastructure PLC	12,292,668
1,419,992	Brookfield Renewable Partners, L.P. (c)	37,317,390
405,558	Clearway Energy, Inc., Class C	11,124,456
707,158	Montauk Renewables, Inc. (a)	6,300,778
459,910	NextEra Energy Partners, L.P. (c) (d)	13,985,863
297,087	Ormat Technologies, Inc.	22,516,224
1,253,608	ReNew Energy Global PLC, Class A (a)	9,602,637
602,582	Sunnova Energy International, Inc. (a) (b)	9,189,375
		127,674,631
	Machinery — 0.2%
1,113,371	Lion Electric (The) Co. (a) (b)	1,970,667
	Metals & Mining — 1.5%
875,275	MP Materials Corp. (a)	17,374,209
	Mortgage REITs — 1.3%
547,836	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,109,317
	Oil, Gas & Consumable Fuels — 0.5%
1,097,795	Clean Energy Fuels Corp. (a)	4,204,555
1,182,873	Gevo, Inc. (a) (b)	1,372,133
		5,576,688
	Semiconductors & Semiconductor Equipment — 34.0%
947,430	Allegro MicroSystems, Inc. (a)	28,678,706
389,276	Enphase Energy, Inc. (a)	51,438,931
495,802	First Solar, Inc. (a)	85,416,769
259,804	Maxeon Solar Technologies Ltd. (a) (b)	1,862,795
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
878,589	Navitas Semiconductor Corp. (a)	$7,090,213
1,102,616	ON Semiconductor Corp. (a)	92,101,514
279,876	Power Integrations, Inc.	22,980,618
279,648	SolarEdge Technologies, Inc. (a)	26,175,053
232,417	Universal Display Corp.	44,452,075
616,901	Wolfspeed, Inc. (a)	26,841,363
		387,038,037
	Specialty Retail — 0.3%
1,334,025	Allego N.V. (a) (b)	1,800,934
509,733	EVgo, Inc. (a) (b)	1,824,844
		3,625,778
	Total Common Stocks	1,137,889,307
	(Cost $1,708,805,445)
MONEY MARKET FUNDS — 9.5%
107,876,941	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (e) (f)	107,876,941
	(Cost $107,876,941)

	Total Investments — 109.4%	1,245,766,248
	(Cost $1,816,682,386)
	Net Other Assets and Liabilities — (9.4)%	(106,713,836)
	Net Assets — 100.0%	$1,139,052,412

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $102,035,486 and the total value of the
collateral held by the Fund is $107,876,941.

(c)	Security is a Master Limited Partnership (“MLP”).
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Rate shown reflects yield as of December 31, 2023.
(f)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,137,889,307	$ 1,137,889,307	$ —	$ —
Money Market Funds	107,876,941	107,876,941	—	—
Total Investments	$1,245,766,248	$1,245,766,248	$—	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$102,035,486
Non-cash Collateral(2)	(102,035,486)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust S&P REIT Index Fund (FRI)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.4%
	Data Center REITs — 10.8%
34,715	Digital Realty Trust, Inc.	$4,671,945
10,761	Equinix, Inc.	8,666,802
		13,338,747
	Diversified REITs — 2.8%
8,314	Alexander & Baldwin, Inc.	158,132
1,429	Alpine Income Property Trust, Inc.	24,164
5,568	American Assets Trust, Inc.	125,336
7,726	Armada Hoffler Properties, Inc.	95,571
21,465	Broadstone Net Lease, Inc.	369,627
2,315	CTO Realty Growth, Inc.	40,119
14,995	Empire State Realty Trust, Inc., Class A	145,302
17,885	Essential Properties Realty Trust, Inc.	457,141
4,580	Gladstone Commercial Corp.	60,639
22,443	Global Net Lease, Inc.	223,308
3,758	NexPoint Diversified Real Estate Trust	29,876
1,811	One Liberty Properties, Inc.	39,679
25,066	WP Carey, Inc.	1,624,527
		3,393,421
	Health Care REITs — 10.5%
13,653	CareTrust REIT, Inc.	305,554
2,907	Community Healthcare Trust, Inc.	77,442
24,738	Diversified Healthcare Trust	92,520
7,065	Global Medical REIT, Inc.	78,422
43,659	Healthcare Realty Trust, Inc.	752,245
62,710	Healthpeak Properties, Inc.	1,241,658
4,748	LTC Properties, Inc.	152,506
68,662	Medical Properties Trust, Inc.	337,130
4,976	National Health Investors, Inc.	277,910
28,084	Omega Healthcare Investors, Inc.	861,055
27,338	Physicians Realty Trust	363,869
26,505	Sabra Health Care REIT, Inc.	378,226
1,458	Universal Health Realty Income Trust	63,059
46,125	Ventas, Inc.	2,298,870
63,444	Welltower, Inc.	5,720,745
		13,001,211
	Hotel & Resort REITs — 3.7%
24,391	Apple Hospitality REIT, Inc.	405,134
3,719	Ashford Hospitality Trust, Inc. (a)	7,215
6,279	Braemar Hotels & Resorts, Inc.	15,697
5,601	Chatham Lodging Trust	60,043
24,030	DiamondRock Hospitality Co.	225,642
80,863	Host Hotels & Resorts, Inc.	1,574,403
24,070	Park Hotels & Resorts, Inc.	368,271
Shares	Description	Value

	Hotel & Resort REITs (Continued)
13,813	Pebblebrook Hotel Trust	$220,732
17,864	RLJ Lodging Trust	209,366
6,844	Ryman Hospitality Properties, Inc.	753,251
19,002	Service Properties Trust	162,277
12,331	Summit Hotel Properties, Inc.	82,864
23,550	Sunstone Hotel Investors, Inc.	252,691
12,156	Xenia Hotels & Resorts, Inc.	165,565
		4,503,151
	Industrial REITs — 16.5%
30,550	Americold Realty Trust, Inc.	924,749
5,310	EastGroup Properties, Inc.	974,597
15,162	First Industrial Realty Trust, Inc.	798,583
6,793	Industrial Logistics Properties Trust	31,927
3,214	Innovative Industrial Properties, Inc.	324,036
33,545	LXP Industrial Trust	332,766
4,202	Plymouth Industrial REIT, Inc.	101,142
105,914	Prologis, Inc.	14,118,336
24,197	Rexford Industrial Realty, Inc.	1,357,452
20,813	STAG Industrial, Inc.	817,118
9,618	Terreno Realty Corp.	602,760
		20,383,466
	Multi-Family Residential REITs — 10.8%
16,849	Apartment Income REIT Corp.	585,166
15,372	Apartment Investment and Management Co., Class A (a)	120,363
16,279	AvalonBay Communities, Inc.	3,047,754
1,322	BRT Apartments Corp.	24,576
12,239	Camden Property Trust	1,215,210
1,725	Centerspace	100,395
1,473	Clipper Realty, Inc.	7,954
10,068	Elme Communities	146,993
39,610	Equity Residential	2,422,548
7,357	Essex Property Trust, Inc.	1,824,095
25,758	Independence Realty Trust, Inc.	394,097
13,376	Mid-America Apartment Communities, Inc.	1,798,537
2,619	NexPoint Residential Trust, Inc.	90,172
34,688	UDR, Inc.	1,328,203
9,197	Veris Residential, Inc.	144,669
		13,250,732
	Office REITs — 6.0%
17,928	Alexandria Real Estate Equities, Inc.	2,272,733
16,551	Boston Properties, Inc.	1,161,384
19,728	Brandywine Realty Trust	106,531
4,578	City Office REIT, Inc.	27,972
See Notes to Financial Statements

First Trust S&P REIT Index Fund (FRI)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Office REITs (Continued)
12,901	COPT Defense Properties	$330,653
17,398	Cousins Properties, Inc.	423,641
19,113	Douglas Emmett, Inc.	277,139
10,913	Easterly Government Properties, Inc.	146,671
12,232	Equity Commonwealth	234,854
10,552	Franklin Street Properties Corp.	27,013
12,116	Highwoods Properties, Inc.	278,183
14,540	Hudson Pacific Properties, Inc.	135,367
9,982	JBG SMITH Properties	169,794
12,229	Kilroy Realty Corp.	487,203
1,676	NET Lease Office Properties	30,972
5,588	Office Properties Income Trust	40,904
6,394	Orion Office REIT, Inc.	36,574
18,935	Paramount Group, Inc.	97,894
4,128	Peakstone Realty Trust	82,271
14,181	Piedmont Office Realty Trust, Inc., Class A	100,827
2,315	Postal Realty Trust, Inc., Class A	33,706
7,384	SL Green Realty Corp.	333,535
18,326	Vornado Realty Trust	517,710
		7,353,531
	Other Specialized REITs — 7.1%
8,635	EPR Properties	418,366
5,026	Farmland Partners, Inc.	62,725
10,381	Four Corners Property Trust, Inc.	262,639
30,608	Gaming and Leisure Properties, Inc.	1,510,505
3,821	Gladstone Land Corp.	55,213
33,470	Iron Mountain, Inc.	2,342,231
5,133	Safehold, Inc.	120,112
27,359	Uniti Group, Inc.	158,135
118,588	VICI Properties, Inc.	3,780,585
		8,710,511
	Retail REITs — 16.6%
10,929	Acadia Realty Trust	185,684
11,523	Agree Realty Corp.	725,373
246	Alexander’s, Inc.	52,538
34,457	Brixmor Property Group, Inc.	801,814
2,824	CBL & Associates Properties, Inc.	68,962
8,421	Federal Realty Investment Trust	867,784
5,497	Getty Realty Corp.	160,622
7,741	InvenTrust Properties Corp.	196,157
71,056	Kimco Realty Corp.	1,514,203
25,149	Kite Realty Group Trust	574,906
24,697	Macerich (The) Co.	381,075
7,875	NETSTREIT Corp.	140,569
20,912	NNN REIT, Inc.	901,307
Shares	Description	Value

	Retail REITs (Continued)
13,710	Phillips Edison & Co., Inc.	$500,141
82,983	Realty Income Corp.	4,764,884
18,831	Regency Centers Corp.	1,261,677
14,444	Retail Opportunity Investments Corp.	202,649
9,039	RPT Realty	115,970
1,482	Saul Centers, Inc.	58,198
37,397	Simon Property Group, Inc.	5,334,308
20,635	SITE Centers Corp.	281,255
16,200	Spirit Realty Capital, Inc.	707,778
12,076	Tanger, Inc.	334,747
13,485	Urban Edge Properties	246,776
5,399	Whitestone REIT	66,354
		20,445,731
	Self-Storage REITs — 8.9%
25,775	CubeSmart	1,194,671
24,219	Extra Space Storage, Inc.	3,883,032
8,857	National Storage Affiliates Trust	367,300
18,140	Public Storage	5,532,700
		10,977,703
	Single-Family Residential REITs — 5.7%
36,458	American Homes 4 Rent, Class A	1,311,030
21,366	Equity LifeStyle Properties, Inc.	1,507,158
65,939	Invitation Homes, Inc.	2,249,179
14,265	Sun Communities, Inc.	1,906,517
7,154	UMH Properties, Inc.	109,599
		7,083,483
	Total Common Stocks	122,441,687
	(Cost $149,304,513)
MONEY MARKET FUNDS — 0.2%
264,861	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (b)	264,861
	(Cost $264,861)

	Total Investments — 99.6%	122,706,548
	(Cost $149,569,374)
	Net Other Assets and Liabilities — 0.4%	506,705
	Net Assets — 100.0%	$123,213,253

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of December 31, 2023.
See Notes to Financial Statements

First Trust S&P REIT Index Fund (FRI)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 122,441,687	$ 122,441,687	$ —	$ —
Money Market Funds	264,861	264,861	—	—
Total Investments	$122,706,548	$122,706,548	$—	$—

*	See Portfolio of Investments for sub-industry breakout.
See Notes to Financial Statements

First Trust Water ETF (FIW)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Beverages — 1.2%
1,167,998	Primo Water Corp.	$17,578,370
	Building Products — 9.2%
688,362	A.O. Smith Corp.	56,748,563
389,405	Advanced Drainage Systems, Inc.	54,765,919
962,790	Zurn Elkay Water Solutions Corp.	28,315,654
		139,830,136
	Chemicals — 4.0%
310,297	Ecolab, Inc.	61,547,410
	Commercial Services & Supplies — 3.4%
271,857	Tetra Tech, Inc.	45,381,089
71,744	Veralto Corp.	5,901,661
		51,282,750
	Construction & Engineering — 9.4%
568,732	AECOM	52,567,899
640,083	Stantec, Inc.	51,328,256
168,745	Valmont Industries, Inc.	39,403,645
		143,299,800
	Electronic Equipment, Instruments & Components — 3.8%
171,711	Badger Meter, Inc.	26,507,027
416,866	Itron, Inc. (a)	31,477,552
		57,984,579
	Health Care Equipment & Supplies — 4.1%
111,526	IDEXX Laboratories, Inc. (a)	61,902,506
	Life Sciences Tools & Services — 12.0%
471,097	Agilent Technologies, Inc.	65,496,616
215,229	Danaher Corp.	49,791,077
203,118	Waters Corp. (a)	66,872,539
		182,160,232
	Machinery — 22.6%
655,763	Energy Recovery, Inc. (a)	12,354,575
720,693	Flowserve Corp.	29,706,965
294,880	Franklin Electric Co., Inc.	28,500,152
251,924	IDEX Corp.	54,695,220
143,623	Lindsay Corp.	18,550,347
739,187	Mueller Industries, Inc.	34,852,667
1,262,298	Mueller Water Products, Inc., Class A	18,177,091
710,308	Pentair PLC	51,646,495
Shares	Description	Value

	Machinery (Continued)
151,072	Watts Water Technologies, Inc., Class A	$31,474,340
550,856	Xylem, Inc.	62,995,892
		342,953,744
	Multi-Utilities — 1.6%
3,772,201	Algonquin Power & Utilities Corp. (b)	23,840,310
	Software — 4.1%
114,286	Roper Technologies, Inc.	62,305,299
	Trading Companies & Distributors — 8.0%
1,302,581	Core & Main, Inc., Class A (a)	52,637,298
353,031	Ferguson PLC	68,159,695
		120,796,993
	Water Utilities — 16.5%
338,651	American States Water Co.	27,234,314
411,098	American Water Works Co., Inc.	54,260,825
567,519	California Water Service Group	29,437,211
3,687,651	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	56,162,925
1,352,472	Essential Utilities, Inc.	50,514,829
236,828	Middlesex Water Co.	15,540,653
271,041	SJW Group	17,712,529
		250,863,286
	Total Common Stocks	1,516,345,415
	(Cost $1,257,383,896)
MONEY MARKET FUNDS — 1.6%
23,145,500	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (c) (d)	23,145,500
551,490	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (c)	551,490
	Total Money Market Funds	23,696,990
	(Cost $23,696,990)

	Total Investments — 101.5%	1,540,042,405
	(Cost $1,281,080,886)
	Net Other Assets and Liabilities — (1.5)%	(22,787,198)
	Net Assets — 100.0%	$1,517,255,207

See Notes to Financial Statements

First Trust Water ETF (FIW)
Portfolio of Investments (Continued)
December 31, 2023
(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $22,575,040 and the total value of the collateral held by the Fund is $23,145,500.

(c)	Rate shown reflects yield as of December 31, 2023.
(d)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,516,345,415	$ 1,516,345,415	$ —	$ —
Money Market Funds	23,696,990	23,696,990	—	—
Total Investments	$1,540,042,405	$1,540,042,405	$—	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$22,575,040
Non-cash Collateral(2)	(22,575,040)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust Natural Gas ETF (FCG)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Gas Utilities — 2.0%
183,309	National Fuel Gas Co.	$9,196,612
	Oil, Gas & Consumable Fuels — 97.9%
121,309	Amplify Energy Corp. (a)	719,362
535,846	Antero Resources Corp. (a)	12,152,987
372,413	APA Corp.	13,362,178
1,837,881	Baytex Energy Corp.	6,101,765
238,191	Callon Petroleum Co. (a)	7,717,388
176,212	Chesapeake Energy Corp.	13,557,751
64,312	Chord Energy Corp.	10,690,584
168,070	Civitas Resources, Inc.	11,492,627
374,914	CNX Resources Corp. (a)	7,498,280
603,709	Comstock Resources, Inc.	5,342,825
154,674	ConocoPhillips	17,953,011
553,298	Coterra Energy, Inc.	14,120,165
326,679	Crescent Energy, Inc., Class A	4,315,430
1,163,791	Crescent Point Energy Corp.	8,065,072
356,100	Devon Energy Corp.	16,131,330
101,299	Diamondback Energy, Inc.	15,709,449
399,183	Enerplus Corp.	6,123,467
136,172	EOG Resources, Inc.	16,470,003
382,105	EQT Corp.	14,772,179
252,056	Granite Ridge Resources, Inc.	1,517,377
38,046	Gulfport Energy Corp. (a)	5,067,727
116,579	Hess Corp.	16,806,029
665,558	Hess Midstream, L.P., Class A (b) (c)	21,051,600
987,250	Kosmos Energy Ltd. (a)	6,624,448
415,716	Magnolia Oil & Gas Corp., Class A	8,850,594
585,787	Marathon Oil Corp.	14,152,614
212,329	Matador Resources Co.	12,073,027
252,514	Murphy Oil Corp.	10,772,247
228,902	Northern Oil and Gas, Inc.	8,485,397
245,978	Obsidian Energy Ltd. (a) (d)	1,667,731
289,619	Occidental Petroleum Corp.	17,293,150
310,764	Ovintiv, Inc.	13,648,755
850,258	Permian Resources Corp.	11,563,509
75,562	Pioneer Natural Resources Co.	16,992,383
366,685	Range Resources Corp.	11,161,891
15,079	Riley Exploration Permian, Inc.	410,752
677,116	Ring Energy, Inc. (a) (d)	988,589
188,767	SandRidge Energy, Inc.	2,580,445
128,780	SilverBow Resources, Inc. (a)	3,744,922
258,550	SM Energy Co.	10,011,056
1,977,914	Southwestern Energy Co. (a)	12,955,337
347,800	Talos Energy, Inc. (a)	4,949,194
5,503,639	Tellurian, Inc. (a)	4,158,550
353,836	Vermilion Energy, Inc.	4,267,262
124,580	Vital Energy, Inc. (a)	5,667,144
Shares	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
126,080	Vitesse Energy, Inc.	$2,759,891
669,005	W&T Offshore, Inc.	2,180,956
726,265	Western Midstream Partners, L.P. (c)	21,250,514
494,596	Woodside Energy Group Ltd., ADR (d)	10,431,030
		466,379,974
	Total Common Stocks	475,576,586
	(Cost $504,244,692)
MONEY MARKET FUNDS — 1.3%
5,280,080	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (e) (f)	5,280,080
1,059,403	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (e)	1,059,403
	Total Money Market Funds	6,339,483
	(Cost $6,339,483)

	Total Investments — 101.2%	481,916,069
	(Cost $510,584,175)
	Net Other Assets and Liabilities — (1.2)%	(5,555,173)
	Net Assets — 100.0%	$476,360,896

(a)	Non-income producing security.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	Security is a Master Limited Partnership (“MLP”).
(d)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $5,113,770 and the total value of the collateral held by the Fund is $5,280,080.

(e)	Rate shown reflects yield as of December 31, 2023.
(f)	This security serves as collateral for securities on loan.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
See Notes to Financial Statements

First Trust Natural Gas ETF (FCG)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 475,576,586	$ 475,576,586	$ —	$ —
Money Market Funds	6,339,483	6,339,483	—	—
Total Investments	$481,916,069	$481,916,069	$—	$—

*	See Portfolio of Investments for industry breakout.

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$5,113,770
Non-cash Collateral(2)	(5,113,770)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

First Trust NASDAQ® ABA Community Bank Index Fund (QABA)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Banks — 98.2%
12,641	1st Source Corp.	$694,623
15,727	Amalgamated Financial Corp.	423,685
35,731	Ameris Bancorp	1,895,530
8,825	Arrow Financial Corp.	246,571
17,034	BancFirst Corp.	1,657,919
27,764	Bancorp (The), Inc. (a)	1,070,580
5,364	Bank First Corp. (b)	464,844
8,351	Bank of Marin Bancorp	183,889
58,541	Bank OZK	2,917,098
17,773	Banner Corp.	951,922
12,897	Blue Foundry Bancorp (a)	124,714
14,489	Bridgewater Bancshares, Inc. (a)	195,891
45,983	Brookline Bancorp, Inc.	501,675
3,844	Burke & Herbert Financial Services Corp. (b)	241,788
13,114	Business First Bancshares, Inc.	323,260
7,533	Camden National Corp.	283,467
8,792	Capital City Bank Group, Inc.	258,749
69,980	Capitol Federal Financial, Inc.	451,371
11,878	Carter Bankshares, Inc. (a)	177,814
37,592	Cathay General Bancorp	1,675,475
2,435	Citizens Financial Services, Inc. (b)	157,593
7,675	City Holding Co.	846,246
10,814	CNB Financial Corp.	244,288
6,884	Coastal Financial Corp. (a)	305,718
54,287	Columbia Financial, Inc. (a)	1,046,653
67,527	Commerce Bancshares, Inc.	3,606,617
9,314	Community Trust Bancorp, Inc.	408,512
19,977	ConnectOne Bancorp, Inc.	457,673
25,508	CrossFirst Bankshares, Inc. (a)	346,399
72,099	CVB Financial Corp.	1,455,679
20,088	Dime Community Bancshares, Inc.	540,970
15,485	Eagle Bancorp, Inc.	466,718
19,345	Enterprise Financial Services Corp.	863,754
4,245	Esquire Financial Holdings, Inc.	212,080
19,398	Farmers National Banc Corp.	280,301
7,970	Financial Institutions, Inc.	169,761
21,262	First Bancorp	786,907
16,087	First Bancshares (The), Inc.	471,832
28,593	First Busey Corp.	709,678
9,591	First Community Bankshares, Inc.	355,826
49,219	First Financial Bancorp	1,168,951
73,843	First Financial Bankshares, Inc.	2,237,443
6,082	First Financial Corp.	261,708
66,032	First Hawaiian, Inc.	1,509,492
Shares	Description	Value

	Banks (Continued)
54,330	First Interstate BancSystem, Inc., Class A	$1,670,647
30,967	First Merchants Corp.	1,148,256
12,336	First Mid Bancshares, Inc.	427,566
11,688	First of Long Island (The) Corp.	154,749
14,956	Flushing Financial Corp.	246,475
84,959	Fulton Financial Corp.	1,398,425
15,304	German American Bancorp, Inc.	496,003
6,104	Great Southern Bancorp, Inc.	362,272
44,578	Hancock Whitney Corp.	2,166,045
15,727	Hanmi Financial Corp.	305,104
23,682	HarborOne Bancorp, Inc.	283,710
16,408	HBT Financial, Inc.	346,373
22,075	Heartland Financial USA, Inc.	830,241
31,616	Heritage Commerce Corp.	313,631
18,059	Heritage Financial Corp.	386,282
1,113	Hingham Institution for Savings (b)	216,367
8,995	HomeTrust Bancshares, Inc.	242,145
62,149	Hope Bancorp, Inc.	750,760
22,827	Horizon Bancorp, Inc.	326,654
22,692	Independent Bank Corp.	1,493,361
10,784	Independent Bank Corp.	280,600
21,361	Independent Bank Group, Inc.	1,086,848
32,112	International Bancshares Corp.	1,744,324
33,395	Kearny Financial Corp.	299,553
13,160	Lakeland Financial Corp.	857,506
8,292	Mercantile Bank Corp.	334,831
8,625	Mid Penn Bancorp, Inc.	209,415
11,145	Midland States Bancorp, Inc.	307,156
8,120	MidWestOne Financial Group, Inc.	218,509
24,365	NBT Bancorp, Inc.	1,021,137
4,032	Northeast Bank	222,526
7,346	Northeast Community Bancorp, Inc.	130,318
23,262	Northfield Bancorp, Inc.	292,636
2,859	Northrim BanCorp, Inc.	163,563
65,769	Northwest Bancshares, Inc.	820,797
4,291	Oak Valley Bancorp (b)	128,515
30,748	OceanFirst Financial Corp.	533,785
23,129	Old Second Bancorp, Inc.	357,112
49,622	Pacific Premier Bancorp, Inc.	1,444,496
13,448	Pathward Financial, Inc.	711,803
9,220	Peapack-Gladstone Financial Corp.	274,940
18,299	Peoples Bancorp, Inc.	617,774
3,643	Peoples Financial Services Corp.	177,414
7,216	Preferred Bank	527,129
18,490	Premier Financial Corp.	445,609
12,771	Primis Financial Corp.	161,681
8,658	QCR Holdings, Inc.	505,541
See Notes to Financial Statements

First Trust NASDAQ® ABA Community Bank Index Fund (QABA)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Banks (Continued)
9,829	RBB Bancorp	$187,144
8,911	Republic Bancorp, Inc., Class A	491,531
19,785	S&T Bancorp, Inc.	661,215
23,230	Sandy Spring Bancorp, Inc.	632,785
44,060	Seacoast Banking Corp. of Florida	1,253,948
17,151	Shore Bancshares, Inc.	244,402
64,768	Simmons First National Corp., Class A	1,284,997
8,529	South Plains Financial, Inc.	247,000
5,866	Southern Missouri Bancorp, Inc.	313,186
15,625	Southside Bancshares, Inc.	489,375
15,172	Stock Yards Bancorp, Inc.	781,206
24,848	Texas Capital Bancshares, Inc. (a)	1,605,926
145,069	TFS Financial Corp.	2,131,064
38,746	TowneBank	1,153,081
17,214	TriCo Bancshares	739,686
12,052	Triumph Financial, Inc. (a)	966,329
9,844	TrustCo Bank Corp.	305,656
31,600	Trustmark Corp.	881,008
25,112	UMB Financial Corp.	2,098,108
69,820	United Bankshares, Inc.	2,621,741
61,565	United Community Banks, Inc.	1,801,392
15,269	Univest Financial Corp.	336,376
28,109	Veritex Holdings, Inc.	654,096
33,536	WaFd, Inc.	1,105,347
8,813	Washington Trust Bancorp, Inc.	285,365
30,719	WesBanco, Inc.	963,655
13,789	Westamerica BanCorp	777,837
31,687	Wintrust Financial Corp.	2,938,969
31,425	WSFS Financial Corp.	1,443,350
		90,488,023
	Financial Services — 1.7%
7,036	Cass Information Systems, Inc.	316,972
22,374	Merchants Bancorp	952,685
12,754	NewtekOne, Inc. (b)	176,005
10,647	Waterstone Financial, Inc.	151,187
		1,596,849
	Total Common Stocks	92,084,872
	(Cost $103,016,168)
Shares	Description	Value
MONEY MARKET FUNDS — 1.2%
1,121,489	Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Class - 5.17% (c) (d)	$1,121,489
	(Cost $1,121,489)

	Total Investments — 101.1%	93,206,361
	(Cost $104,137,657)
	Net Other Assets and Liabilities — (1.1)%	(1,014,688)
	Net Assets — 100.0%	$92,191,673

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan (see Note 2D -
Securities Lending in the Notes to Financial Statements). The
remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate
value of such securities, including those sold and pending
settlement, is $1,077,386 and the total value of the collateral held by the Fund is $1,121,489.

(c)	Rate shown reflects yield as of December 31, 2023.
(d)	This security serves as collateral for securities on loan.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 92,084,872	$ 92,084,872	$ —	$ —
Money Market Funds	1,121,489	1,121,489	—	—
Total Investments	$93,206,361	$93,206,361	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust NASDAQ® ABA Community Bank Index Fund (QABA)
Portfolio of Investments (Continued)
December 31, 2023

Offsetting Assets and Liabilities

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).
The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Securities Lending Agency Agreement
Total gross amount presented on the Statements of Assets and Liabilities(1)	$1,077,386
Non-cash Collateral(2)	(1,077,386)
Net Amount	$—

(1)	The amount presented on the Statements of Assets and Liabilities, which is included in “Investments, at value,” is not offset and is shown on a gross basis.
(2)	At December 31, 2023, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund
Statements of Assets and Liabilities
December 31, 2023

	First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)	First Trust NASDAQ-100- Technology Sector Index Fund (QTEC)	First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
ASSETS:
Investments, at value	$2,304,645,207	$3,578,160,120	$179,239,884
Cash	527,492	1,459,277	—
Receivables:
Capital shares sold	5,875,953	8,834,297	—
Dividends	2,027,294	716,069	246,061
Investment securities sold	999,343	179,779	—
Securities lending income	770,650	34,832	109,699
Reclaims	—	—	—
Other receivables	—	—	—
Prepaid expenses	13,754	16,782	1,184
Total Assets	2,314,859,693	3,589,401,156	179,596,828

LIABILITIES:
Payables:
Collateral for securities on loan	44,551,064	84,859,021	3,044,764
Investment securities purchased	6,369,431	8,834,265	—
Investment advisory fees	735,382	1,129,538	48,781
Licensing fees	505,177	769,617	41,867
Shareholder reporting fees	75,059	91,797	11,977
Audit and tax fees	25,080	24,998	25,022
Capital shares redeemed	—	—	—
Trustees’ fees	—	—	53
Other liabilities	322,555	450,749	34,211
Total Liabilities	52,583,748	96,159,985	3,206,675
NET ASSETS	$2,262,275,945	$3,493,241,171	$176,390,153

NET ASSETS consist of:
Paid-in capital	$2,019,202,166	$3,310,644,637	$175,568,385
Par value	192,500	199,000	20,000
Accumulated distributable earnings (loss)	242,881,279	182,397,534	801,768
NET ASSETS	$2,262,275,945	$3,493,241,171	$176,390,153
NET ASSET VALUE, per share	$117.52	$175.54	$88.19
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	19,250,002	19,900,002	2,000,002
Investments, at cost	$1,862,708,855	$2,901,405,076	$154,471,146
Securities on loan, at value	$43,076,409	$81,951,500	$2,946,010
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)	First Trust S&P REIT Index Fund (FRI)	First Trust Water ETF (FIW)	First Trust Natural Gas ETF (FCG)	First Trust NASDAQ® ABA Community Bank Index Fund (QABA)

$1,245,766,248	$122,706,548	$1,540,042,405	$481,916,069	$93,206,361
691,126	175	—	—	8,613

—	—	—	—	—
516,607	622,384	1,274,149	359,279	138,204
2,107,034	—	120,632	1,213,289	—
468,548	—	6,468	1,070	1,022
526,856	—	169,819	905	—
—	—	—	—	53,925
10,763	999	11,096	6,025	474
1,250,087,182	123,330,106	1,541,624,569	483,496,637	93,408,599

107,876,941	—	23,145,500	5,280,080	1,121,489
—	—	—	—	—
372,759	30,888	501,118	166,644	11,757
266,729	10,469	350,624	267,154	13,892
158,487	19,543	100,913	73,283	22,440
25,197	27,702	24,998	25,987	24,940
2,109,543	—	—	1,215,289	—
72	53	2	48	54
225,042	28,198	246,207	107,256	22,354
111,034,770	116,853	24,369,362	7,135,741	1,216,926
$1,139,052,412	$123,213,253	$1,517,255,207	$476,360,896	$92,191,673

$2,188,936,208	$152,709,452	$1,341,456,148	$1,057,402,059	$124,288,516
270,000	47,000	160,000	195,984	18,500
(1,050,153,796)	(29,543,199)	175,639,059	(581,237,147)	(32,115,343)
$1,139,052,412	$123,213,253	$1,517,255,207	$476,360,896	$92,191,673
$42.19	$26.22	$94.83	$24.31	$49.83
27,000,002	4,700,002	16,000,002	19,598,365	1,850,002
$1,816,682,386	$149,569,374	$1,281,080,886	$510,584,175	$104,137,657
$102,035,486	$—	$22,575,040	$5,113,770	$1,077,386
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Operations
For the Year Ended December 31, 2023

	First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)	First Trust NASDAQ-100- Technology Sector Index Fund (QTEC)	First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
INVESTMENT INCOME:
Dividends	$19,385,029	$14,349,084	$2,312,762
Securities lending income (net of fees)	4,553,373	804,496	663,765
Foreign withholding tax	(80,849)	(272,930)	—
Total investment income	23,857,553	14,880,650	2,976,527

EXPENSES:
Investment advisory fees	6,859,886	8,414,655	676,245
Licensing fees	1,714,972	2,107,660	169,061
Accounting and administration fees	789,752	930,637	88,207
Shareholder reporting fees	182,874	188,650	30,358
Transfer agent fees	67,874	77,692	8,453
Custodian fees	60,401	94,475	14,142
Legal fees	37,014	42,234	4,133
Audit and tax fees	29,390	27,723	29,938
Listing fees	11,329	11,329	11,329
Trustees’ fees and expenses	8,522	8,570	7,232
Other expenses	22,917	29,549	3,388
Total expenses	9,784,931	11,933,174	1,042,486
Less fees waived by the investment advisor	—	—	(28,119)
Net expenses	9,784,931	11,933,174	1,014,367
NET INVESTMENT INCOME (LOSS)	14,072,622	2,947,476	1,962,160

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(50,853,200)	(73,823,591)	(6,271,934)
In-kind redemptions	49,318,428	130,557,234	15,336,801
Foreign currency transactions	—	—	—
Net realized gain (loss)	(1,534,772)	56,733,643	9,064,867
Net change in unrealized appreciation (depreciation) on:
Investments	467,638,627	1,001,338,311	14,041,513
Foreign currency translation	—	—	—
Net change in unrealized appreciation (depreciation)	467,638,627	1,001,338,311	14,041,513
NET REALIZED AND UNREALIZED GAIN (LOSS)	466,103,855	1,058,071,954	23,106,380
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$480,176,477	$1,061,019,430	$25,068,540
See Notes to Financial Statements

First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)	First Trust S&P REIT Index Fund (FRI)	First Trust Water ETF (FIW)	First Trust Natural Gas ETF (FCG)	First Trust NASDAQ® ABA Community Bank Index Fund (QABA)

$7,204,444	$4,766,127	$17,394,990	$17,906,627	$2,909,731
8,203,309	—	166,968	138,247	19,018
(191,105)	—	(346,961)	(223,176)	—
15,216,648	4,766,127	17,214,997	17,821,698	2,928,749

5,733,465	366,635	5,403,393	2,291,765	364,503
1,433,366	97,769	675,424	572,941	82,013
677,227	66,113	644,099	290,348	50,695
295,113	36,179	212,163	138,058	45,995
60,765	6,111	58,771	28,647	4,557
68,705	14,312	90,577	46,612	12,595
40,174	3,019	33,019	14,380	3,234
28,747	34,831	29,145	31,719	29,816
11,329	9,812	12,413	14,351	11,321
8,318	7,173	8,198	7,532	7,163
32,341	3,074	21,545	13,901	2,575
8,389,550	645,028	7,188,747	3,450,254	614,467
—	(33,968)	—	(11,004)	(67,713)
8,389,550	611,060	7,188,747	3,439,250	546,754
6,827,098	4,155,067	10,026,250	14,382,448	2,381,995

(99,746,341)	(3,180,124)	(56,543,542)	(14,171,706)	(7,394,748)
18,001,506	(3,200,841)	89,643,202	63,361,399	(11,773,716)
—	—	—	584	—
(81,744,835)	(6,380,965)	33,099,660	49,190,277	(19,168,464)

(66,605,179)	16,785,202	209,288,484	(65,693,504)	1,927,761
—	—	—	913	—
(66,605,179)	16,785,202	209,288,484	(65,692,591)	1,927,761
(148,350,014)	10,404,237	242,388,144	(16,502,314)	(17,240,703)
$(141,522,916)	$14,559,304	$252,414,394	$(2,119,866)	$(14,858,708)
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets

	First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)		First Trust NASDAQ-100- Technology Sector Index Fund (QTEC)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$14,072,622	$6,934,732	$2,947,476	$2,528,502
Net realized gain (loss)	(1,534,772)	(31,834,305)	56,733,643	30,459,402
Net change in unrealized appreciation (depreciation)	467,638,627	(315,062,565)	1,001,338,311	(1,355,869,794)
Net increase (decrease) in net assets resulting from operations	480,176,477	(339,962,138)	1,061,019,430	(1,322,881,890)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(14,296,112)	(6,866,581)	(3,468,140)	(2,234,346)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	868,400,353	303,095,848	1,512,418,124	358,662,021
Cost of shares redeemed	(158,497,835)	(261,188,326)	(435,865,726)	(1,724,215,364)
Net increase (decrease) in net assets resulting from shareholder transactions	709,902,518	41,907,522	1,076,552,398	(1,365,553,343)
Total increase (decrease) in net assets	1,175,782,883	(304,921,197)	2,134,103,688	(2,690,669,579)

NET ASSETS:
Beginning of period	1,086,493,062	1,391,414,259	1,359,137,483	4,049,807,062
End of period	$2,262,275,945	$1,086,493,062	$3,493,241,171	$1,359,137,483

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	12,250,002	11,750,002	12,900,002	23,100,002
Shares sold	8,550,000	3,250,000	10,100,000	2,600,000
Shares redeemed	(1,550,000)	(2,750,000)	(3,100,000)	(12,800,000)
Shares outstanding, end of period	19,250,002	12,250,002	19,900,002	12,900,002
See Notes to Financial Statements

First Trust NASDAQ-100 Ex- Technology Sector Index Fund (QQXT)		First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)		First Trust S&P REIT Index Fund (FRI)		First Trust Water ETF (FIW)
Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022

$1,962,160	$1,073,743	$6,827,098	$2,172,391	$4,155,067	$3,638,070	$10,026,250	$8,414,234
9,064,867	57,843	(81,744,835)	(111,416,162)	(6,380,965)	(1,238,871)	33,099,660	65,651,825
14,041,513	(20,127,544)	(66,605,179)	(703,458,148)	16,785,202	(67,166,910)	209,288,484	(333,862,573)
25,068,540	(18,995,958)	(141,522,916)	(812,701,919)	14,559,304	(64,767,711)	252,414,394	(259,796,514)

(1,980,762)	(1,136,087)	(9,544,615)	(5,415,781)	(4,123,107)	(4,101,541)	(10,284,831)	(8,373,346)

72,827,772	31,623,232	120,119,917	285,231,186	12,513,585	79,391,146	279,923,403	125,554,676
(53,207,747)	(14,943,882)	(403,503,870)	(717,271,062)	(32,834,885)	(113,732,649)	(254,578,833)	(213,394,672)
19,620,025	16,679,350	(283,383,953)	(432,039,876)	(20,321,300)	(34,341,503)	25,344,570	(87,839,996)
42,707,803	(3,452,695)	(434,451,484)	(1,250,157,576)	(9,885,103)	(103,210,755)	267,474,133	(356,009,856)

133,682,350	137,135,045	1,573,503,896	2,823,661,472	133,098,356	236,309,111	1,249,781,074	1,605,790,930
$176,390,153	$133,682,350	$1,139,052,412	$1,573,503,896	$123,213,253	$133,098,356	$1,517,255,207	$1,249,781,074

1,750,002	1,550,002	33,350,002	41,550,002	5,550,002	7,250,002	15,750,002	16,950,002
900,000	400,000	2,600,000	4,650,000	500,000	2,700,000	3,300,000	1,550,000
(650,000)	(200,000)	(8,950,000)	(12,850,000)	(1,350,000)	(4,400,000)	(3,050,000)	(2,750,000)
2,000,002	1,750,002	27,000,002	33,350,002	4,700,002	5,550,002	16,000,002	15,750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets (Continued)

	First Trust Natural Gas ETF (FCG)		First Trust NASDAQ® ABA Community Bank Index Fund (QABA)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$14,382,448	$22,056,076	$2,381,995	$2,504,493
Net realized gain (loss)	49,190,277	141,222,022	(19,168,464)	(402,926)
Net change in unrealized appreciation (depreciation)	(65,692,591)	(5,986,689)	1,927,761	(18,078,803)
Net increase (decrease) in net assets resulting from operations	(2,119,866)	157,291,409	(14,858,708)	(15,977,236)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(17,277,389)	(25,396,449)	(2,475,883)	(2,513,482)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	61,796,633	843,634,059	31,219,646	136,483,565
Cost of shares redeemed	(454,182,180)	(510,610,575)	(108,833,123)	(48,799,730)
Net increase (decrease) in net assets resulting from shareholder transactions	(392,385,547)	333,023,484	(77,613,477)	87,683,835
Total increase (decrease) in net assets	(411,782,802)	464,918,444	(94,948,068)	69,193,117

NET ASSETS:
Beginning of period	888,143,698	423,225,254	187,139,741	117,946,624
End of period	$476,360,896	$888,143,698	$92,191,673	$187,139,741

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	36,248,365	24,648,365	3,550,002	2,000,002
Shares sold	2,500,000	33,450,000	650,000	2,450,000
Shares redeemed	(19,150,000)	(21,850,000)	(2,350,000)	(900,000)
Shares outstanding, end of period	19,598,365	36,248,365	1,850,002	3,550,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$88.69	$118.42	$100.88	$73.78	$54.61
Income from investment operations:
Net investment income (loss)	0.85 (a)	0.60	0.28	0.34	0.36
Net realized and unrealized gain (loss)	28.80	(29.74)	17.54	27.11	19.16
Total from investment operations	29.65	(29.14)	17.82	27.45	19.52
Distributions paid to shareholders from:
Net investment income	(0.82)	(0.59)	(0.28)	(0.35)	(0.35)
Net asset value, end of period	$117.52	$88.69	$118.42	$100.88	$73.78
Total return (b)	33.51%	(24.62)%	17.67%	37.35%	35.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,262,276	$1,086,493	$1,391,414	$1,175,270	$907,438
Ratio of total expenses to average net assets	0.57%	0.58%	0.57%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets	0.82%	0.61%	0.25%	0.41%	0.56%
Portfolio turnover rate (c)	34%	33%	23%	28%	29%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$105.36	$175.32	$138.14	$100.08	$67.97
Income from investment operations:
Net investment income (loss)	0.20 (a)	0.18	0.02	0.58	0.70
Net realized and unrealized gain (loss)	70.22	(69.98)	37.19	38.09	32.09
Total from investment operations	70.42	(69.80)	37.21	38.67	32.79
Distributions paid to shareholders from:
Net investment income	(0.24)	(0.16)	(0.03)	(0.61)	(0.68)
Net asset value, end of period	$175.54	$105.36	$175.32	$138.14	$100.08
Total return (b)	66.89%	(39.81)%	26.94%	38.82%	48.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,493,241	$1,359,137	$4,049,807	$3,349,911	$2,912,388
Ratio of total expenses to average net assets	0.57%	0.57%	0.56%	0.57%	0.57%
Ratio of net investment income (loss) to average net assets	0.14%	0.12%	0.01%	0.50%	0.82%
Portfolio turnover rate (c)	36%	28%	25%	31%	23%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$76.39	$88.47	$79.43	$58.39	$45.66
Income from investment operations:
Net investment income (loss)	0.96 (a)	0.66	0.35	0.22	0.20
Net realized and unrealized gain (loss)	11.81	(12.04)	9.00	21.04	12.73
Total from investment operations	12.77	(11.38)	9.35	21.26	12.93
Distributions paid to shareholders from:
Net investment income	(0.97)	(0.70)	(0.31)	(0.22)	(0.20)
Net asset value, end of period	$88.19	$76.39	$88.47	$79.43	$58.39
Total return (b)	16.77%	(12.85)%	11.80%	36.48%	28.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$176,390	$133,682	$137,135	$146,938	$102,183
Ratio of total expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.64%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.16%	0.86%	0.40%	0.34%	0.38%
Portfolio turnover rate (c)	32%	35%	25%	35%	31%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust NASDAQ® Clean Edge® Green Energy Index Fund (QCLN)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$47.18	$67.96	$70.17	$24.91	$17.63
Income from investment operations:
Net investment income (loss)	0.22 (a)	0.07	(0.13)	0.11	0.13
Net realized and unrealized gain (loss)	(4.89)	(20.70)	(2.07)	45.36	7.36
Total from investment operations	(4.67)	(20.63)	(2.20)	45.47	7.49
Distributions paid to shareholders from:
Net investment income	(0.32)	(0.15)	(0.01)	(0.21)	(0.21)
Net asset value, end of period	$42.19	$47.18	$67.96	$70.17	$24.91
Total return (b)	(9.98)%	(30.37)%	(3.14)%	183.52%	42.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,139,052	$1,573,504	$2,823,661	$1,999,803	$144,467
Ratio of total expenses to average net assets	0.59%	0.58%	0.58%	0.60%	0.63%
Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.48%	0.10%	(0.24)%	0.04%	0.58%
Portfolio turnover rate (c)	17%	36%	28%	43%	26%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust S&P REIT Index Fund (FRI)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$23.98	$32.59	$23.23	$26.14	$21.63
Income from investment operations:
Net investment income (loss)	0.83 (a)	0.53	0.50	0.52	0.56
Net realized and unrealized gain (loss)	2.26	(8.54)	9.33	(2.72)	4.55
Total from investment operations	3.09	(8.01)	9.83	(2.20)	5.11
Distributions paid to shareholders from:
Net investment income	(0.85)	(0.60)	(0.47)	(0.71)	(0.60)
Net asset value, end of period	$26.22	$23.98	$32.59	$23.23	$26.14
Total return (b)	13.10%	(24.63)%	42.52%	(8.10)%	23.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$123,213	$133,098	$236,309	$74,344	$198,642
Ratio of total expenses to average net assets	0.53%	0.50%	0.51%	0.52%	0.51%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.40%	1.84%	2.04%	2.04%	2.40%
Portfolio turnover rate (c)	6%	8%	6%	6%	10%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Water ETF (FIW)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$79.35	$94.74	$72.13	$59.91	$43.96
Income from investment operations:
Net investment income (loss)	0.63 (a)	0.53	0.36	0.38	0.32
Net realized and unrealized gain (loss)	15.50	(15.39)	22.60	12.24	15.96
Total from investment operations	16.13	(14.86)	22.96	12.62	16.28
Distributions paid to shareholders from:
Net investment income	(0.65)	(0.53)	(0.35)	(0.40)	(0.33)
Net asset value, end of period	$94.83	$79.35	$94.74	$72.13	$59.91
Total return (b)	20.39%	(15.65)%	31.89%	21.20%	37.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,517,255	$1,249,781	$1,605,791	$688,794	$536,168
Ratio of total expenses to average net assets	0.53%	0.53%	0.53%	0.54%	0.55%
Ratio of net investment income (loss) to average net assets	0.74%	0.66%	0.47%	0.66%	0.61%
Portfolio turnover rate (c)	17%	13%	15%	15%	12%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Natural Gas ETF (FCG)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$24.50	$17.17	$8.80	$12.05	$14.69
Income from investment operations:
Net investment income (loss)	0.61 (a)	0.69	0.20	0.10	0.10
Net realized and unrealized gain (loss)	(0.01)	7.38	8.47	(3.01)	(2.39)
Total from investment operations	0.60	8.07	8.67	(2.91)	(2.29)
Distributions paid to shareholders from:
Net investment income	(0.79)	(0.74)	(0.30)	—	(0.11)
Return of capital	—	—	—	(0.34)	(0.24)
Total distributions	(0.79)	(0.74)	(0.30)	(0.34)	(0.35)
Net asset value, end of period	$24.31	$24.50	$17.17	$8.80	$12.05
Total return (b)	2.55%	47.27%	98.69%	(23.22)%	(15.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$476,361	$888,144	$423,225	$103,429	$95,209
Ratio of total expenses to average net assets	0.60%	0.60%	0.62% (c)	0.67%	0.65%
Ratio of net expenses to average net assets	0.60%	0.60%	0.61% (c)	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.51%	2.82%	1.41%	1.48%	0.65%
Portfolio turnover rate (d)	27%	39%	42%	103%	61%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)	For the year ended December 31, 2021, ratio reflects excise tax of 0.01%, which is not included in the expense cap.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust NASDAQ® ABA Community Bank Index Fund (QABA)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$52.72	$58.97	$44.75	$51.91	$43.16
Income from investment operations:
Net investment income (loss)	1.19 (a)	1.10	1.01	1.11	1.04
Net realized and unrealized gain (loss)	(2.73)	(6.24)	14.20	(7.13)	8.72
Total from investment operations	(1.54)	(5.14)	15.21	(6.02)	9.76
Distributions paid to shareholders from:
Net investment income	(1.35)	(1.11)	(0.99)	(1.14)	(1.01)
Net asset value, end of period	$49.83	$52.72	$58.97	$44.75	$51.91
Total return (b)	(2.44)%	(8.70)%	34.08%	(11.00)%	22.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$92,192	$187,140	$117,947	$85,020	$142,752
Ratio of total expenses to average net assets	0.67%	0.62%	0.63%	0.64%	0.60%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.61%	2.11%	1.82%	2.75%	1.98%
Portfolio turnover rate (c)	24%	18%	23%	14%	15%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund
December 31, 2023
1. Organization
First Trust Exchange-Traded Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty-four exchange-traded funds. This report covers the eight funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust NASDAQ-100 Equal Weighted Index Fund – (Nasdaq, Inc. (“Nasdaq”) ticker “QQEW”)
First Trust NASDAQ-100-Technology Sector Index Fund – (Nasdaq ticker “QTEC”)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund – (Nasdaq ticker “QQXT”)
First Trust NASDAQ® Clean Edge® Green Energy Index Fund – (Nasdaq ticker “QCLN”)
First Trust S&P REIT Index Fund – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FRI”)
First Trust Water ETF – (NYSE Arca ticker “FIW”)
First Trust Natural Gas ETF – (NYSE Arca ticker “FCG”)
First Trust NASDAQ® ABA Community Bank Index Fund – (Nasdaq ticker “QABA”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust NASDAQ-100 Equal Weighted Index Fund	Nasdaq-100 Equal WeightedTM Index
First Trust NASDAQ-100-Technology Sector Index Fund	Nasdaq-100 Technology SectorTM Index
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	Nasdaq-100 Ex-Tech SectorTM Index
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	Nasdaq® Clean Edge® Green EnergyTM Index
First Trust S&P REIT Index Fund	S&P United States REIT Index
First Trust Water ETF	ISE Clean Edge WaterTM Index
First Trust Natural Gas ETF	ISE-Revere Natural GasTM Index
First Trust NASDAQ® ABA Community Bank Index Fund	Nasdaq OMX® ABA Community BankTM Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2023, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2023, QQEW, QTEC, QQXT, QCLN, FIW, FCG, and QABA had securities in the securities lending program. During the fiscal year ended December 31, 2023, QQEW, QTEC, QQXT, QCLN, FIW, FCG, and QABA participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
E. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2023, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2023.
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ-100 Equal Weighted Index Fund	$14,296,112	$—	$—
First Trust NASDAQ-100-Technology Sector Index Fund	3,468,140	—	—
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	1,980,762	—	—
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	9,544,615	—	—
First Trust S&P REIT Index Fund	4,123,107	—	—
First Trust Water ETF	10,284,831	—	—
First Trust Natural Gas ETF	17,277,389	—	—
First Trust NASDAQ® ABA Community Bank Index Fund	2,475,883	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust NASDAQ-100 Equal Weighted Index Fund	$6,866,581	$—	$—
First Trust NASDAQ-100-Technology Sector Index Fund	2,234,346	—	—
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	1,136,087	—	—
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	5,415,781	—	—
First Trust S&P REIT Index Fund	4,101,541	—	—
First Trust Water ETF	8,373,346	—	—
First Trust Natural Gas ETF	25,396,449	—	—
First Trust NASDAQ® ABA Community Bank Index Fund	2,513,482	—	—
As of December 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ-100 Equal Weighted Index Fund	$—	$(163,540,102)	$406,421,381
First Trust NASDAQ-100-Technology Sector Index Fund	—	(453,846,896)	636,244,430
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	—	(21,074,113)	21,875,881
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	—	(425,003,827)	(625,149,969)
First Trust S&P REIT Index Fund	55,122	(691,561)	(28,906,760)
First Trust Water ETF	—	(54,205,045)	229,844,104
First Trust Natural Gas ETF	—	(530,260,707)	(50,976,440)
First Trust NASDAQ® ABA Community Bank Index Fund	—	(20,605,691)	(11,509,652)
G. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust NASDAQ-100 Equal Weighted Index Fund	$163,540,102
First Trust NASDAQ-100-Technology Sector Index Fund	453,846,896
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	21,074,113
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	425,003,827
First Trust S&P REIT Index Fund	691,561
First Trust Water ETF	54,205,045
First Trust Natural Gas ETF	530,260,707
First Trust NASDAQ® ABA Community Bank Index Fund	20,605,691
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust NASDAQ-100 Equal Weighted Index Fund	$155,339	$(47,041,561)	$46,886,222
First Trust NASDAQ-100-Technology Sector Index Fund	226,508	(122,050,171)	121,823,663
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	8,735	(14,712,961)	14,704,226
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	3,509,736	1,326,964	(4,836,700)
First Trust S&P REIT Index Fund	—	5,740,155	(5,740,155)
First Trust Water ETF	63,771	(86,884,855)	86,821,084
First Trust Natural Gas ETF	(2,327,263)	(51,109,184)	53,436,447
First Trust NASDAQ® ABA Community Bank Index Fund	64,458	13,137,521	(13,201,979)
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ-100 Equal Weighted Index Fund	$1,898,223,826	$483,377,313	$(76,955,932)	$406,421,381
First Trust NASDAQ-100-Technology Sector Index Fund	2,941,915,690	693,684,622	(57,440,192)	636,244,430
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	157,364,003	31,032,930	(9,157,049)	21,875,881

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$1,870,916,217	$115,556,121	$(740,706,090)	$(625,149,969)
First Trust S&P REIT Index Fund	151,613,308	1,842,624	(30,749,384)	(28,906,760)
First Trust Water ETF	1,310,198,301	297,064,285	(67,220,181)	229,844,104
First Trust Natural Gas ETF	532,893,553	14,716,810	(65,694,294)	(50,977,484)
First Trust NASDAQ® ABA Community Bank Index Fund	104,716,013	1,482,472	(12,992,124)	(11,509,652)
H. Expenses
Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.
First Trust has entered into licensing agreements with each of the following “Licensors” for the respective Funds:

Fund	Licensor
First Trust NASDAQ-100 Equal Weighted Index Fund	Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund	Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	Nasdaq, Inc.
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	Nasdaq, Inc. and Clean Edge®
First Trust S&P REIT Index Fund	S&P Dow Jones Indices LLC
First Trust Water ETF	International Securities Exchange, LLC
First Trust Natural Gas ETF	International Securities Exchange, LLC
First Trust NASDAQ® ABA Community Bank Index Fund	Nasdaq, Inc. and American Bankers Association
The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
The management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	QQEW	QTEC	QQXT	QCLN	FRI	FIW	FCG	QABA
Fund net assets up to and including $2.5 billion	0.40%	0.40%	0.40%	0.40%	0.3000%	0.40%	0.40%	0.40%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.39%	0.39%	0.39%	0.39%	0.2925%	0.39%	0.39%	0.39%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.38%	0.38%	0.38%	0.38%	0.2850%	0.38%	0.38%	0.38%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.37%	0.37%	0.37%	0.37%	0.2775%	0.37%	0.37%	0.37%
Fund net assets greater than $10 billion up to and including $15 billion	0.36%	0.36%	0.36%	0.36%	0.2700%	0.36%	0.36%	0.36%
Fund net assets greater than $15 billion	0.34%	0.34%	0.34%	0.34%	0.2550%	0.34%	0.34%	0.34%
The Trust and the Advisor have entered into an Expense Reimbursement and Fee Waiver Agreement (“Agreement”) in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the “Expense Cap”). The Expense Cap will be in effect until at least April 30, 2025.

Expense Cap
First Trust NASDAQ-100 Equal Weighted Index Fund	0.60%
First Trust NASDAQ-100-Technology Sector Index Fund	0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	0.60%
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	0.60%
First Trust S&P REIT Index Fund	0.50%
First Trust Water ETF	0.60%
First Trust Natural Gas ETF	0.60%
First Trust NASDAQ® ABA Community Bank Index Fund	0.60%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust NASDAQ-100 Equal Weighted Index Fund	$582,040,079	$583,379,549
First Trust NASDAQ-100-Technology Sector Index Fund	772,023,401	770,882,981
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	53,525,840	53,736,812
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	248,536,754	249,524,253
First Trust S&P REIT Index Fund	7,880,509	7,302,530
First Trust Water ETF	225,827,609	226,015,305
First Trust Natural Gas ETF	157,624,767	160,381,300
First Trust NASDAQ® ABA Community Bank Index Fund	23,171,565	23,009,453
For the fiscal year ended December 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust NASDAQ-100 Equal Weighted Index Fund	$867,701,445	$158,368,178
First Trust NASDAQ-100-Technology Sector Index Fund	1,511,957,179	435,738,685
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	72,737,201	53,133,322
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	120,026,197	403,219,676
First Trust S&P REIT Index Fund	12,462,510	32,768,027
First Trust Water ETF	279,564,270	254,401,158

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
	Purchases	Sales
First Trust Natural Gas ETF	$61,687,888	$453,148,019
First Trust NASDAQ® ABA Community Bank Index Fund	30,814,637	108,562,777
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ® Clean Edge® Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, and First Trust NASDAQ® ABA Community Bank Index Fund (the “Funds”), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 22, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust NASDAQ-100 Equal Weighted Index Fund	100.00%
First Trust NASDAQ-100-Technology Sector Index Fund	100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	100.00%
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	28.31%
First Trust S&P REIT Index Fund	0.00%
First Trust Water ETF	100.00%
First Trust Natural Gas ETF	91.47%
First Trust NASDAQ® ABA Community Bank Index Fund	100.00%
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust NASDAQ-100 Equal Weighted Index Fund	100.00%
First Trust NASDAQ-100-Technology Sector Index Fund	100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	100.00%
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	45.83%
First Trust S&P REIT Index Fund	0.00%
First Trust Water ETF	100.00%
First Trust Natural Gas ETF	100.00%
First Trust NASDAQ® ABA Community Bank Index Fund	100.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,586,584. This figure is comprised of $157,778 paid (or to be paid) in fixed compensation and $3,428,806 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $1,791,667 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,794,917 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None

INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Year First Elected or Appointed	Principal Occupations During Past 5 Years
ADVISORY BOARD OF THE TRUST
Bronwyn Wright (1971)	Advisory Board Member	• Indefinite term • Since 2023
Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of
Citibank (1994 to 2009), including Managing Director, Citibank
Europe plc and Head of Securities and Fund Services, Citi Ireland
(2007 to 2009)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Period Ended December 31, 2023

First Trust Exchange-Traded Fund
Book 3

First Trust Dividend Strength ETF (FTDS)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)
First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)

First Trust Exchange-Traded Fund
Annual Report
December 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2023. Please note that the First Trust S&P 500 Diversified Free Cash Flow ETF was incepted on August 23, 2023 and therefore, any information in this letter or the annual report prior to that Fund’s inception date does not apply to that Fund.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Market Overview
First Trust Exchange-Traded Fund
Annual Report
December 31, 2023
Robert F. Carey, CFA
Senior Vice President and Chief Market Strategist
First Trust Advisors L.P.
Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (“CFA”) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service and Registered Rep.
State of the Economy/Investing
The direction of central bank policy, inflation, and the threat that an economic recession might befall the U.S. economy dominated global headlines throughout much of 2023. In the U.S., the Federal Reserve (the “Fed”) increased the Federal Funds target rate (upper bound) from 4.50% to 5.50% over the first three quarters of the year before pausing in September. As a result, inflation, as measured by the trailing 12-month change in the rate of the Consumer Price Index, moderated from 6.5% on December 31, 2022 to 3.4% as of December 31, 2023. While the correlation between higher interest rates and declining inflation is welcome news, the metric remains elevated well-above the Fed’s stated goal of 2.0%, fueling continued debate regarding the Fed’s ability to orchestrate a “soft landing” in the U.S. economy.
Higher interest rates appear to be hindering global growth. In their October 2023 “World Economic Outlook”, the International Monetary Fund (“IMF”) projected that real gross domestic product (“GDP”) would decline from 3.5%, where it stood in 2022, to 2.9% in 2024. For comparison, global growth averaged 3.8% from 2000-2019. On a percentage basis, advanced economies are expected to fare worse than emerging markets and developing economies. The IMF is projecting a 1.4% growth rate for advanced economies in 2024, down from 2.6% in 2022. For comparison, GDP among emerging markets and developing economies is expected to fall to 4.0% in 2024, down from 4.1% in 2022.
U.S. Stocks and Bonds
All three of the major U.S. stock indices posted substantial gains in 2023. The S&P 500® Index (the “Index”), the S&P MidCap 400® Index and the S&P SmallCap 600® Index posted total returns of 26.29%, 16.44%, and 16.05%, respectively, according to Bloomberg. Nine of the eleven major sectors that comprise the Index posted positive total returns for the year. The Index’s top performing sector was the Information Technology sector, up 57.84%, while the worst performing sector was the Utilities sector, which fell by 7.08% on a total return basis during the year. After a forecasted contraction in 2023, earnings estimates are expected to recover in 2024. Bloomberg’s consensus year-over-year earnings growth rate estimates for the Index for 2023 and 2024 stood at -3.11% and 10.73%, respectively, as of January 12, 2024.
The yield on the benchmark 10-Year Treasury Note (“T-Note”) closed trading on December 29, 2023, at 3.88%, unchanged from where it stood on December 30, 2022, according to data from Bloomberg. The 3.88% yield stood 157 basis points (“bps”) above its 2.31% average for the 10-year period ended December 29, 2023. Despite ending the year unchanged, the yield on the 10-Year T-Note was quite volatile in 2023, falling to an intra-year low of 3.31% on April 6, peaking at 4.99% on October 19, then retreating again to 3.88% at year-end. Most bond investors likely know that bond prices and yields typically move in opposite directions. Between October 19, 2023 (the peak on the yield of the 10-Year T-Note), and December 29, 2023, the total return of the Bloomberg U.S. Aggregate Bond Index stood at 9.28%, reflecting a decline of 111 bps in the yield of the 10-Year T-Note over the period. All the major U.S. bond indices we track posted positive total returns in 2023. The top performing major debt group was corporate high yield bonds. The Bloomberg U.S. Corporate High Yield Index posted a total return of 13.44% over the period. The worst performing debt group that we track was intermediate U.S. Treasuries. The Bloomberg U.S. Intermediate Treasury Index posted a total return of 4.28% over the period.
Foreign Stocks and Bonds
The U.S. Dollar depreciated by 2.11% against a basket of major currencies in 2023, as measured by the U.S. Dollar Index (“DXY”), according to Bloomberg. The DXY closed 2023 at a reading of 101.33, significantly above its 20-year average of 88.91. The weaker U.S. Dollar likely had a positive influence on the returns of unhedged foreign securities held by U.S. investors.
The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of 9.63% (USD), while the Bloomberg Global Aggregate Index of higher quality debt rose 5.72% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of 9.83% (USD), while the MSCI World ex USA Index rose by 17.94% (USD) on a total return basis, according to Bloomberg.

Fund Performance Overview (Unaudited)
First Trust Dividend Strength ETF (FTDS)
The First Trust Dividend Strength ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called The Dividend StrengthTM Index (the “Index”). The Index is owned, developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is designed to provide exposure to well-capitalized companies with a history of increasing their dividends. The term “well-capitalized” reflects companies that have strong balance sheets with durable cash flow and a record of profitability. The Index screens companies for strong balance sheets, a high degree of liquidity, the ability to increase dividends and a record of dividend growth. According to the Index Provider, to be included in the Index, a security’s issuer must have: (i) a long-term debt to market cap ratio of less than 40%; (ii) a return on equity of greater than 10%; (iii) a 5-year compounded dividend growth rate greater than 5%; and (iv) a dividend payout ratio of less than 50%. Securities within each of the 11 industries used by the Industry Classification Benchmark are ranked by dividend yield relative to their industry peers, with the highest indicated dividend yielding security receiving a rank of 1. The top 15 securities per industry are selected and combined for the final evaluation universe. For the final selection, each remaining security from the combined evaluation universe is reranked based on indicated dividend yield with a rank of 1 representing the highest indicated dividend yield. The top 50 securities are selected for inclusion in the final portfolio and are then equally-weighted. The Index is rebalanced and reconstituted quarterly based on the Index’s rules-based methodology, and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on Nasdaq, Inc.. The first day of secondary market trading in shares of the Fund was December 7, 2006.

Performance
		Average Annual Total Returns			Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (12/5/06) to 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (12/5/06) to 12/31/23
Fund Performance
NAV	11.84%	11.45%	7.45%	6.47%	71.96%	105.12%	191.75%
Market Price	11.66%	11.45%	7.45%	6.47%	71.97%	105.06%	191.72%
Index Performance
The Dividend StrengthTM Index(1)(2)	12.63%	N/A	N/A	N/A	N/A	N/A	N/A
S&P 500® Index(3)	26.29%	15.69%	12.03%	9.54%	107.21%	211.49%	374.24%
Dow Jones U.S. Select Dividend Index	1.53%	10.05%	9.26%	7.41%	61.40%	142.54%	238.68%
Russell 1000® Value Index	11.46%	10.91%	8.40%	6.84%	67.79%	123.99%	209.16%

(1)
On April 29, 2022, the Fund’s underlying index changed from the Nasdaq AlphaDEX® Total US Market Index to The Dividend StrengthTM
Index. Therefore, the Fund’s performance and total returns shown are not necessarily indicative of the performance the Fund, based on its current index, would have generated.

(2)
Because the Fund’s underlying index has an inception date of March 7, 2022, performance data for the Index is not available for all periods shown in the table because performance data does not exist for some of the entire periods.

(3)	The S&P 500® Index will serve as the Fund’s new primary benchmark index. The Fund’s portfolio managers believe that the S&P 500® Index provides a more appropriate comparison to Fund returns.
(See Notes to Fund Performance Overview on page 12.)
Performance Review
The Fund generated a net asset value (“NAV”) return of 11.84% during the 12-month period covered by this report. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 26.29%. The Industrials sector was the largest sector allocation by average weight at 24.9%. The largest contribution to the Fund’s return was also the Industrials sector, which contributed 4.8%. The largest negative contributors to the Fund’s return were the Consumer Staples sector and the Materials sector, each contributing -0.4% to the Fund’s return.

Nasdaq® and The Dividend StrengthTM Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the “Corporations”) and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dividend Strength ETF (FTDS) (Continued)

Sector Allocation	% of Total Long-Term Investments
Financials	27.9%
Industrials	22.3
Energy	13.6
Information Technology	10.9
Consumer Discretionary	10.3
Materials	5.6
Consumer Staples	5.2
Real Estate	2.2
Health Care	2.0
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Zions Bancorp N.A.	2.6%
East West Bancorp, Inc.	2.5
Regions Financial Corp.	2.4
QUALCOMM, Inc.	2.4
SouthState Corp.	2.3
Williams-Sonoma, Inc.	2.3
Texas Roadhouse, Inc.	2.3
Cullen/Frost Bankers, Inc.	2.2
Commerce Bancshares, Inc.	2.2
PACCAR, Inc.	2.2
Total	23.4%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023
$40,000
$30,000
$20,000
$10,000
$0
$31,149
$24,254
$22,399
$20,512
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16
6/30/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Dividend Strength ETF
S&P 500® Index
Dow Jones U.S. Select Dividend Index
Russell 1000® Value Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow 30 Equal Weight ETF (EDOW)
The First Trust Dow 30 Equal Weight ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Dow Jones Industrial Average® Equal Weight Index (the “Index”). The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (the “Index Provider”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is an equal weight version of the Dow Jones Industrial AverageTM (the “DJIA”). The DJIA is composed of 30 securities issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities. According to the Index Provider, inclusion in the DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field; (iii) the company has a history of successful growth; (iv) there is wide interest in the company among individual and institutional investors; and (v) the company should be incorporated and headquartered in the U.S. According to the Index Provider, whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are rarely made. In the event that there is a change in the components of the DJIA, the component removed from the DJIA will simultaneously be removed from the Index, and the component that replaces the removed component will be added to the Index at the same weight as the component that was removed. The Index is rebalanced quarterly and reconstituted as needed and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund’s shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 9, 2017.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	Inception (8/8/17) to 12/31/23	5 Years Ended 12/31/23	Inception (8/8/17) to 12/31/23
Fund Performance
NAV	15.74%	10.92%	10.07%	67.91%	84.79%
Market Price	15.81%	10.95%	10.08%	68.12%	84.84%
Index Performance
Dow Jones Industrial Average® Equal Weight Index	16.37%	11.61%	10.72%	73.17%	91.86%
Dow Jones Industrial AverageTM	16.18%	12.47%	11.12%	80.00%	96.36%
S&P 500® Index	26.29%	15.69%	12.78%	107.21%	115.79%
(See Notes to Fund Performance Overview on page 12.)
Performance Review
The Fund generated a NAV return of 15.74% during the 12-month period covered by this report. During the same period, the Dow Jones Industrial AverageTM (the “Benchmark”) generated a return of 16.18%. The largest sector allocation by weight was the Information Technology sector, with an average portfolio weight of 21.3%. This sector also contributed the most to the Fund’s return, contributing 10.1%. The largest negative contributions to the Fund’s return came from the Energy sector and the Consumer Staples sector, each contributing -0.5% to the Fund’s return.

Dow Jones Industrial Average® Equal Weight Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dow 30 Equal Weight ETF (EDOW) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	20.0%
Financials	17.1
Industrials	13.8
Consumer Staples	13.4
Health Care	13.1
Consumer Discretionary	9.7
Communication Services	6.2
Materials	3.4
Energy	3.3
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Intel Corp.	3.8%
Caterpillar, Inc.	3.6
Walgreens Boots Alliance, Inc.	3.6
American Express Co.	3.5
Goldman Sachs Group (The), Inc.	3.5
Honeywell International, Inc.	3.4
Dow, Inc.	3.4
JPMorgan Chase & Co.	3.4
Amgen, Inc.	3.4
Boeing (The) Co.	3.4
Total	35.0%

Performance of a $10,000 Initial Investment
August 8, 2017 - December 31, 2023
$25,000
$20,000
$15,000
$10,000
$5,000
$21,579
$19,636
$19,186
$18,479
8/8/17
12/31/17
6/30/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Dow 30 Equal Weight ETF
Dow Jones Industrial Average® Equal Weight Index
Dow Jones Industrial Average™
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)
The First Trust Lunt U.S. Factor Rotation ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Lunt Capital Large Cap Factor Rotation Index (the “Index”). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Index is owned and was developed by Lunt Capital Management, Inc. (the “Index Provider”) and is calculated and maintained by Nasdaq, Inc. The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. According to the Index Provider, the Index utilizes the Index Provider’s risk-adjusted relative strength methodology to allocate exposure to securities exhibiting either high or low levels of the characteristics associated with one of four primary investing factors: (i) momentum, (ii) value, (iii) quality and (iv) volatility. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio after the Index changes are made public. The Fund’s shares are listed for trading on CBOE BZX Exchange, Inc. The first day of secondary market trading in shares of the Fund was July 26, 2018.

Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	Inception (7/25/18) to 12/31/23	5 Years Ended 12/31/23	Inception (7/25/18) to 12/31/23
Fund Performance
NAV	0.68%	10.49%	7.05%	64.70%	44.78%
Market Price	0.61%	10.49%	7.04%	64.64%	44.73%
Index Performance
Lunt Capital Large Cap Factor Rotation Index	1.45%	11.34%	7.85%	71.09%	50.77%
Nasdaq US 500 Large CapTM Index	27.14%	15.74%	11.89%	107.67%	84.20%
S&P 500® Index	26.29%	15.69%	11.89%	107.21%	84.16%
(See Notes to Fund Performance Overview on page 12.)
Performance Review
The Fund generated a NAV return of 0.68% during the 12-month period covered by this report. During the same period, the Nasdaq US 500 Large CapTM Index (the “Benchmark”) generated a return of 27.14%. The largest sector allocation by weight was the Information Technology sector, with an average portfolio weight of 24.5%. The Financials sector was also highly weighted at 17.8%. The Information Technology sector contributed the most to the Fund’s return, contributing 5.4%. The largest negative contribution to the Fund’s return came from the Financials sector, contributing -2.9% during the period.

Lunt Capital Management, Inc. (“Lunt”) and Lunt Capital Large Cap Factor Rotation Index (“Lunt Index”) are trademarks of Lunt and have been licensed for use for certain purposes by First Trust. The First Trust Lunt U.S. Factor Rotation ETF is based on the Lunt Index and is not sponsored, endorsed, sold or promoted by Lunt, and Lunt makes no representation regarding the advisability of trading in such fund. Lunt has contracted with Nasdaq, Inc. to calculate and maintain the Lunt Index. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Lunt Index to track general stock performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Lunt U.S. Factor Rotation ETF (FCTR) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	36.3%
Consumer Discretionary	14.2
Financials	12.8
Industrials	10.1
Health Care	9.8
Communication Services	8.6
Materials	3.1
Consumer Staples	1.8
Real Estate	1.4
Energy	1.4
Utilities	0.5
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
NVIDIA Corp.	2.7%
Royal Caribbean Cruises Ltd.	2.3
Apollo Global Management, Inc.	2.1
Builders FirstSource, Inc.	1.8
Broadcom, Inc.	1.7
DraftKings, Inc., Class A	1.7
ROBLOX Corp., Class A	1.7
Fair Isaac Corp.	1.5
Insulet Corp.	1.5
Alnylam Pharmaceuticals, Inc.	1.5
Total	18.5%

Performance of a $10,000 Initial Investment
July 25, 2018 - December 31, 2023
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$18,420
$18,416
$15,077
$14,478
7/25/18
12/31/18
6/30/19
12/31/19
6/30/20
12/31/20
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
First Trust Lunt U.S. Factor Rotation ETF
Lunt Capital Large Cap Factor Rotation Index
Nasdaq US 500 Large Cap™ Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
The First Trust S&P 500 Diversified Free Cash Flow ETF (the “Fund”) seeks investment results that correspond generally to the price and yield, before fees and expenses, of an equity index called the S&P 500® Sector-Neutral FCF Index (the “Index”). Under normal conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the total return performance of the Index, which includes dividends paid by the common stocks in the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Index is owned and was developed by S&P Dow Jones Indices, LLC a division of S&P Global (“SPDJI” or the “Index Provider”). The Index Provider reserves the right to make exceptions when applying the methodology if the need arises to ensure that the Index continues to achieve its objective. In addition, the Index Provider may revise Index policy covering rules for selecting companies, treatment of dividends, share counts or other matters. The Fund’s shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 24, 2023.

Performance
Cumulative Total Returns
Inception (8/23/23) to 12/31/23
Fund Performance
NAV	10.23%
Market Price	10.23%
Index Performance
S&P 500® Sector-Neutral FCF Index	10.48%
S&P 500® Index	8.15%
(See Notes to Fund Performance Overview on page 12.)
Performance Review
The Fund generated a NAV return of 10.23% during period from the Fund’s inception date of August 23, 2023 through December 31, 2023. During the same period, the S&P 500® Index (the “Benchmark”) generated a return of 8.15%. The greatest allocation in the Fund during period were to investments in the Information Technology sector. These allocations were 27.3% and contributed 3.2% to the Fund’s overall return. A similar contribution to return came from the allocations to the Financials sector, which also had a contribution to return of 3.2%. The most negative contributor to the Fund’s return were the allocations to the Health Care sector. Investments in this sector received an allocation of 13.2% and caused a -0.3% drag on overall Fund return.

S&P 500® Sector-Neutral FCF Index (“Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by First Trust. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.

Fund Performance Overview (Unaudited) (Continued)
First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY) (Continued)

Sector Allocation	% of Total Long-Term Investments
Information Technology	27.4%
Financials	14.4
Consumer Discretionary	12.5
Health Care	12.3
Industrials	8.2
Communication Services	8.0
Consumer Staples	6.1
Energy	4.0
Real Estate	2.6
Materials	2.3
Utilities	2.2
Total	100.0%

Top Ten Holdings	% of Total Long-Term Investments
Skyworks Solutions, Inc.	2.8%
HP, Inc.	2.6
Cisco Systems, Inc.	2.5
Live Nation Entertainment, Inc.	2.3
NetApp, Inc.	2.2
Fox Corp., Class A	2.2
F5, Inc.	2.2
Humana, Inc.	2.1
Microchip Technology, Inc.	2.1
Cognizant Technology Solutions Corp., Class A	2.0
Total	23.0%

Performance of a $10,000 Initial Investment
August 23, 2023 - December 31, 2023
$11,500
$11,000
$10,500
$10,000
$9,500
8/23/23
12/31/23
$11,048
$11,023
$10,815
First Trust S&P 500 Diversified Free Cash Flow ETF
S&P 500® Sector-Neutral FCF Index
S&P 500® Index

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

First Trust Exchange-Traded Fund
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of First Trust Dividend Strength ETF, First Trust Dow 30 Equal Weight ETF, First Trust Lunt U.S. Factor Rotation ETF or First Trust S&P 500 Diversified Free Cash Flow ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this six-month (or shorter) period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Dividend Strength ETF (FTDS)
Actual	$1,000.00	$1,114.90	0.70% (b)	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70% (b)	$3.57
First Trust Dow 30 Equal Weight ETF (EDOW)
Actual	$1,000.00	$1,095.70	0.50%	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
First Trust Lunt U.S. Factor Rotation ETF (FCTR)
Actual	$1,000.00	$1,061.30	0.65%	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

	Beginning Account Value August 23, 2023 (c)	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period August 23, 2023 (c) to December 31, 2023 (d)
First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
Actual	$1,000.00	$1,102.30	0.60%	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

(b)	These expense ratios reflect an expense cap. See Note 3 in the Notes to Financial Statements.
(c)	Inception date.
(d)
Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period
(August 23, 2023 through December 31, 2023), multiplied by 131/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Dividend Strength ETF (FTDS)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 5.9%
1,576	General Dynamics Corp.	$409,240
1,690	Huntington Ingalls Industries, Inc.	438,792
834	Lockheed Martin Corp.	378,002
		1,226,034
	Banks — 16.3%
8,579	Commerce Bancshares, Inc.	458,204
4,300	Cullen/Frost Bankers, Inc.	466,507
7,191	East West Bancorp, Inc.	517,393
3,254	M&T Bank Corp.	446,058
25,638	Regions Financial Corp.	496,864
5,647	SouthState Corp.	476,889
12,357	Zions Bancorp N.A.	542,102
		3,404,017
	Building Products — 2.1%
7,600	Johnson Controls International PLC	438,064
	Capital Markets — 2.1%
6,416	Stifel Financial Corp.	443,666
	Chemicals — 5.6%
5,530	FMC Corp.	348,667
10,455	Mosaic (The) Co.	373,557
2,968	PPG Industries, Inc.	443,864
		1,166,088
	Distributors — 1.9%
2,878	Genuine Parts Co.	398,603
	Food Products — 5.2%
5,082	Archer-Daniels-Midland Co.	367,022
3,644	Bunge Global S.A.	367,862
1,939	Hershey (The) Co.	361,507
		1,096,391
	Ground Transportation — 4.1%
1,835	Norfolk Southern Corp.	433,758
1,752	Union Pacific Corp.	430,326
		864,084
	Health Care Providers & Services — 2.0%
2,992	Quest Diagnostics, Inc.	412,537
	Hotels, Restaurants & Leisure — 4.2%
3,849	Texas Roadhouse, Inc.	470,463
5,026	Wyndham Hotels & Resorts, Inc.	404,141
		874,604
	Insurance — 9.5%
4,772	Aflac, Inc.	393,690
3,754	Cincinnati Financial Corp.	388,389
Shares	Description	Value

	Insurance (Continued)
5,260	Hartford Financial Services Group (The), Inc.	$422,799
2,291	Travelers (The) Cos., Inc.	436,412
7,565	Unum Group	342,089
		1,983,379
	Machinery — 8.0%
3,270	AGCO Corp.	397,010
1,689	Cummins, Inc.	404,634
4,691	PACCAR, Inc.	458,076
1,464	Snap-on, Inc.	422,862
		1,682,582
	Oil, Gas & Consumable Fuels — 13.6%
2,219	Chevron Corp.	330,986
2,984	ConocoPhillips	346,353
12,797	Coterra Energy, Inc.	326,579
7,662	Devon Energy Corp.	347,089
2,224	Diamondback Energy, Inc.	344,898
2,798	EOG Resources, Inc.	338,418
6,592	HF Sinclair Corp.	366,317
3,261	Phillips 66	434,170
		2,834,810
	Professional Services — 2.1%
5,026	Robert Half, Inc.	441,886
	Semiconductors & Semiconductor Equipment — 10.9%
2,223	Analog Devices, Inc.	441,399
4,913	Microchip Technology, Inc.	443,054
1,993	NXP Semiconductors N.V.	457,752
3,408	QUALCOMM, Inc.	492,899
4,016	Skyworks Solutions, Inc.	451,479
		2,286,583
	Specialized REITs — 2.2%
1,474	Public Storage	449,570
	Specialty Retail — 4.2%
1,896	Tractor Supply Co.	407,697
2,356	Williams-Sonoma, Inc.	475,394
		883,091
	Total Common Stocks	20,885,989
	(Cost $19,386,809)
See Notes to Financial Statements

First Trust Dividend Strength ETF (FTDS)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
MONEY MARKET FUNDS — 0.1%
29,233	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (a)	$29,233
	(Cost $29,233)

	Total Investments — 100.0%	20,915,222
	(Cost $19,416,042)
	Net Other Assets and Liabilities — (0.0)%	(7,065)
	Net Assets — 100.0%	$20,908,157

(a)	Rate shown reflects yield as of December 31, 2023.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 20,885,989	$ 20,885,989	$ —	$ —
Money Market Funds	29,233	29,233	—	—
Total Investments	$20,915,222	$20,915,222	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dow 30 Equal Weight ETF (EDOW)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 100.0%
	Aerospace & Defense — 3.4%
32,524	Boeing (The) Co. (a)	$8,477,706
	Banks — 3.4%
50,210	JPMorgan Chase & Co.	8,540,721
	Beverages — 3.2%
135,796	Coca-Cola (The) Co.	8,002,458
	Biotechnology — 3.4%
29,576	Amgen, Inc.	8,518,480
	Capital Markets — 3.5%
22,688	Goldman Sachs Group (The), Inc.	8,752,350
	Chemicals — 3.4%
156,305	Dow, Inc.	8,571,766
	Communications Equipment — 3.3%
164,510	Cisco Systems, Inc.	8,311,045
	Consumer Finance — 3.6%
47,254	American Express Co.	8,852,564
	Consumer Staples Distribution & Retail — 6.9%
343,655	Walgreens Boots Alliance, Inc.	8,972,832
52,758	Walmart, Inc.	8,317,299
		17,290,131
	Diversified Telecommunication Services — 3.1%
208,083	Verizon Communications, Inc.	7,844,729
	Entertainment — 3.1%
85,746	Walt Disney (The) Co.	7,742,006
	Financial Services — 3.3%
31,124	Visa, Inc., Class A	8,103,133
	Health Care Providers & Services — 3.1%
14,475	UnitedHealth Group, Inc.	7,620,653
	Hotels, Restaurants & Leisure — 3.3%
27,876	McDonald’s Corp.	8,265,513
	Household Products — 3.2%
54,836	Procter & Gamble (The) Co.	8,035,667
	Industrial Conglomerates — 6.8%
76,998	3M Co.	8,417,421
40,900	Honeywell International, Inc.	8,577,139
		16,994,560
	Insurance — 3.4%
43,910	Travelers (The) Cos., Inc.	8,364,416
	IT Services — 3.2%
49,144	International Business Machines Corp.	8,037,501
Shares	Description	Value

	Machinery — 3.6%
30,668	Caterpillar, Inc.	$9,067,608
	Oil, Gas & Consumable Fuels — 3.3%
55,151	Chevron Corp.	8,226,323
	Pharmaceuticals — 6.6%
51,542	Johnson & Johnson	8,078,693
76,712	Merck & Co., Inc.	8,363,142
		16,441,835
	Semiconductors & Semiconductor Equipment — 3.8%
186,393	Intel Corp.	9,366,248
	Software — 6.6%
21,268	Microsoft Corp.	7,997,619
31,736	Salesforce, Inc. (a)	8,351,011
		16,348,630
	Specialty Retail — 3.4%
24,381	Home Depot (The), Inc.	8,449,236
	Technology Hardware, Storage & Peripherals — 3.1%
40,667	Apple, Inc.	7,829,618
	Textiles, Apparel & Luxury Goods — 3.0%
68,666	NIKE, Inc., Class B	7,455,068

	Total Investments — 100.0%	249,509,965
	(Cost $226,431,875)
	Net Other Assets and Liabilities — 0.0%	92,789
	Net Assets — 100.0%	$249,602,754

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 249,509,965	$ 249,509,965	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Lunt U.S. Factor Rotation ETF (FCTR)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 2.7%
1,387	Axon Enterprise, Inc. (a)	$358,304
3,357	Boeing (The) Co. (a)	875,035
3,822	Howmet Aerospace, Inc.	206,847
768	TransDigm Group, Inc.	776,909
		2,217,095
	Automobiles — 3.2%
33,611	Ford Motor Co.	409,718
132,216	Lucid Group, Inc. (a)	556,630
48,692	Rivian Automotive, Inc., Class A (a)	1,142,314
2,171	Tesla, Inc. (a)	539,450
		2,648,112
	Banks — 1.4%
13,302	Citizens Financial Group, Inc.	440,828
29,130	Huntington Bancshares, Inc.	370,533
2,420	M&T Bank Corp.	331,734
		1,143,095
	Biotechnology — 2.0%
6,606	Alnylam Pharmaceuticals, Inc. (a)	1,264,455
4,378	Moderna, Inc. (a)	435,392
		1,699,847
	Broadline Retail — 0.9%
4,124	Amazon.com, Inc. (a)	626,600
1,554	Etsy, Inc. (a)	125,952
		752,552
	Building Products — 2.9%
8,778	Builders FirstSource, Inc. (a)	1,465,399
1,241	Carlisle Cos., Inc.	387,726
5,303	Carrier Global Corp.	304,657
1,045	Trane Technologies PLC	254,876
		2,412,658
	Capital Markets — 5.2%
4,624	Ares Management Corp., Class A	549,886
3,743	Blackstone, Inc.	490,034
10,836	Carlyle Group (The), Inc.	440,917
6,535	Charles Schwab (The) Corp.	449,608
13,250	KKR & Co., Inc.	1,097,762
719	LPL Financial Holdings, Inc.	163,659
911	Moody’s Corp.	355,800
727	MSCI, Inc.	411,227
4,671	Northern Trust Corp.	394,139
		4,353,032
	Chemicals — 1.3%
3,781	CF Industries Holdings, Inc.	300,590
Shares	Description	Value

	Chemicals (Continued)
5,490	International Flavors & Fragrances, Inc.	$444,525
10,028	Mosaic (The) Co.	358,300
		1,103,415
	Commercial Services & Supplies — 0.7%
305	Cintas Corp.	183,811
7,822	Copart, Inc. (a)	383,278
		567,089
	Communications Equipment — 0.6%
2,125	Arista Networks, Inc. (a)	500,459
	Construction & Engineering — 0.3%
1,268	Quanta Services, Inc.	273,634
	Consumer Staples Distribution & Retail — 1.8%
330	Costco Wholesale Corp.	217,826
3,366	Dollar General Corp.	457,608
3,171	Dollar Tree, Inc. (a)	450,441
14,026	Walgreens Boots Alliance, Inc.	366,219
		1,492,094
	Containers & Packaging — 0.4%
5,980	Ball Corp.	343,970
	Electric Utilities — 0.5%
3,533	Constellation Energy Corp.	412,972
	Electrical Equipment — 0.3%
796	Hubbell, Inc.	261,828
	Electronic Equipment, Instruments & Components — 0.7%
4,512	Jabil, Inc.	574,829
	Energy Equipment & Services — 0.6%
14,317	Baker Hughes Co.	489,355
	Entertainment — 4.1%
945	Netflix, Inc. (a)	460,102
30,143	ROBLOX Corp., Class A (a)	1,378,138
3,275	Take-Two Interactive Software, Inc. (a)	527,111
90,200	Warner Bros. Discovery, Inc. (a)	1,026,476
		3,391,827
	Financial Services — 4.2%
18,514	Apollo Global Management, Inc.	1,725,320
6,376	Block, Inc. (a)	493,184
3,336	Fidelity National Information Services, Inc.	200,393
See Notes to Financial Statements

First Trust Lunt U.S. Factor Rotation ETF (FCTR)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Financial Services (Continued)
1,354	Mastercard, Inc., Class A	$577,495
1,867	Visa, Inc., Class A	486,073
		3,482,465
	Ground Transportation — 0.8%
931	Old Dominion Freight Line, Inc.	377,362
5,392	Uber Technologies, Inc. (a)	331,986
		709,348
	Health Care Equipment & Supplies — 4.4%
8,200	Dexcom, Inc. (a)	1,017,538
706	IDEXX Laboratories, Inc. (a)	391,865
5,831	Insulet Corp. (a)	1,265,211
1,645	Intuitive Surgical, Inc. (a)	554,957
2,340	ResMed, Inc.	402,527
		3,632,098
	Health Care REITs — 0.5%
9,131	Ventas, Inc.	455,089
	Health Care Technology — 0.7%
3,041	Veeva Systems, Inc., Class A (a)	585,453
	Hotels, Restaurants & Leisure — 8.1%
2,893	Airbnb, Inc., Class A (a)	393,853
90	Chipotle Mexican Grill, Inc. (a)	205,826
864	Domino’s Pizza, Inc.	356,167
10,931	DoorDash, Inc., Class A (a)	1,080,967
39,343	DraftKings, Inc., Class A (a)	1,386,841
12,203	Las Vegas Sands Corp.	600,510
1,096	McDonald’s Corp.	324,975
4,033	MGM Resorts International (a)	180,194
14,507	Royal Caribbean Cruises Ltd. (a)	1,878,511
2,864	Yum! Brands, Inc.	374,210
		6,782,054
	Household Durables — 0.8%
36	NVR, Inc. (a)	252,016
4,105	PulteGroup, Inc.	423,718
		675,734
	Industrial Conglomerates — 0.6%
4,234	General Electric Co.	540,385
	Insurance — 2.0%
1,570	Allstate (The) Corp.	219,769
1,162	Arthur J. Gallagher & Co.	261,311
3,193	Brown & Brown, Inc.	227,054
3,630	Cincinnati Financial Corp.	375,560
137	Markel Group, Inc. (a)	194,526
Shares	Description	Value

	Insurance (Continued)
1,101	Marsh & McLennan Cos., Inc.	$208,606
2,137	Prudential Financial, Inc.	221,628
		1,708,454
	Interactive Media & Services — 3.4%
2,724	Alphabet, Inc., Class A (a)	380,516
4,124	Match Group, Inc. (a)	150,526
3,212	Meta Platforms, Inc., Class A (a)	1,136,920
6,035	Pinterest, Inc., Class A (a)	223,536
57,369	Snap, Inc., Class A (a)	971,257
		2,862,755
	IT Services — 3.3%
9,660	Cloudflare, Inc., Class A (a)	804,292
1,955	MongoDB, Inc. (a)	799,302
3,804	Snowflake, Inc., Class A (a)	756,996
1,893	VeriSign, Inc. (a)	389,882
		2,750,472
	Life Sciences Tools & Services — 1.1%
14,130	Avantor, Inc. (a)	322,588
4,250	Illumina, Inc. (a)	591,770
		914,358
	Media — 1.1%
669	Charter Communications, Inc., Class A (a)	260,027
8,195	Paramount Global, Class B	121,204
7,675	Trade Desk (The), Inc., Class A (a)	552,293
		933,524
	Metals & Mining — 1.3%
3,415	Newmont Corp.	141,347
1,993	Nucor Corp.	346,862
837	Reliance Steel & Aluminum Co.	234,092
3,283	Steel Dynamics, Inc.	387,722
		1,110,023
	Office REITs — 0.2%
1,383	Alexandria Real Estate Equities, Inc.	175,323
	Oil, Gas & Consumable Fuels — 0.8%
2,747	Marathon Petroleum Corp.	407,545
2,917	Targa Resources Corp.	253,400
		660,945
	Passenger Airlines — 0.2%
5,596	Southwest Airlines Co.	161,612
	Pharmaceuticals — 1.6%
1,713	Eli Lilly & Co.	998,542
1,517	Zoetis, Inc.	299,410
		1,297,952
See Notes to Financial Statements

First Trust Lunt U.S. Factor Rotation ETF (FCTR)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services — 0.7%
1,072	Paycom Software, Inc.	$221,604
1,361	Verisk Analytics, Inc.	325,088
		546,692
	Semiconductors & Semiconductor Equipment — 11.0%
6,152	Advanced Micro Devices, Inc. (a)	906,866
2,259	Applied Materials, Inc.	366,116
1,255	Broadcom, Inc.	1,400,894
3,142	First Solar, Inc. (a)	541,304
23,708	Intel Corp.	1,191,327
1,175	KLA Corp.	683,028
665	Monolithic Power Systems, Inc.	419,469
4,474	NVIDIA Corp.	2,215,614
3,526	ON Semiconductor Corp. (a)	294,527
3,027	QUALCOMM, Inc.	437,795
3,184	Skyworks Solutions, Inc.	357,945
3,212	Teradyne, Inc.	348,566
		9,163,451
	Software — 17.1%
1,159	Adobe, Inc. (a)	691,459
831	Aspen Technology, Inc. (a)	182,945
1,332	Autodesk, Inc. (a)	324,315
7,058	Bentley Systems, Inc., Class B	368,286
5,587	BILL Holdings, Inc. (a)	455,843
2,661	Cadence Design Systems, Inc. (a)	724,777
4,655	Crowdstrike Holdings, Inc., Class A (a)	1,188,515
6,472	Datadog, Inc., Class A (a)	785,571
5,808	Dynatrace, Inc. (a)	317,639
1,087	Fair Isaac Corp. (a)	1,265,279
12,185	Fortinet, Inc. (a)	713,188
1,117	HubSpot, Inc. (a)	648,463
490	Intuit, Inc.	306,265
1,501	Microsoft Corp.	564,436
8,649	Oracle Corp.	911,864
67,227	Palantir Technologies, Inc., Class A (a)	1,154,288
3,091	Palo Alto Networks, Inc. (a)	911,474
569	ServiceNow, Inc. (a)	401,993
1,358	Synopsys, Inc. (a)	699,248
9,219	Unity Software, Inc. (a)	376,965
2,153	Workday, Inc., Class A (a)	594,357
2,401	Zoom Video Communications, Inc., Class A (a)	172,656
2,332	Zscaler, Inc. (a)	516,678
		14,276,504
Shares	Description	Value

	Specialized REITs — 0.7%
2,187	SBA Communications Corp.	$554,820
	Specialty Retail — 0.7%
826	Burlington Stores, Inc. (a)	160,641
165	O’Reilly Automotive, Inc. (a)	156,763
2,484	TJX (The) Cos., Inc.	233,024
		550,428
	Technology Hardware, Storage & Peripherals — 3.6%
896	Apple, Inc.	172,507
6,486	Dell Technologies, Inc., Class C	496,179
5,848	Seagate Technology Holdings PLC	499,244
2,935	Super Micro Computer, Inc. (a)	834,303
18,948	Western Digital Corp. (a)	992,307
		2,994,540
	Textiles, Apparel & Luxury Goods — 0.5%
593	Deckers Outdoor Corp. (a)	396,379
	Trading Companies & Distributors — 0.9%
1,324	United Rentals, Inc.	759,208
	Total Common Stocks	83,317,929
	(Cost $74,382,350)
MONEY MARKET FUNDS — 0.1%
102,106	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% (b)	102,106
	(Cost $102,106)

	Total Investments — 100.0%	83,420,035
	(Cost $74,484,456)
	Net Other Assets and Liabilities — (0.0)%	(453)
	Net Assets — 100.0%	$83,419,582

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of December 31, 2023.
See Notes to Financial Statements

First Trust Lunt U.S. Factor Rotation ETF (FCTR)
Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 83,317,929	$ 83,317,929	$ —	$ —
Money Market Funds	102,106	102,106	—	—
Total Investments	$83,420,035	$83,420,035	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS — 99.9%
	Aerospace & Defense — 1.3%
21	Boeing (The) Co. (a)	$5,474
10	Lockheed Martin Corp.	4,532
56	Textron, Inc.	4,504
		14,510
	Air Freight & Logistics — 2.0%
141	C.H. Robinson Worldwide, Inc.	12,181
81	Expeditors International of Washington, Inc.	10,303
		22,484
	Banks — 6.8%
139	Citigroup, Inc.	7,150
283	Citizens Financial Group, Inc.	9,379
184	Comerica, Inc.	10,269
707	Huntington Bancshares, Inc.	8,993
583	KeyCorp	8,395
227	Truist Financial Corp.	8,381
171	U.S. Bancorp	7,401
147	Wells Fargo & Co.	7,235
169	Zions Bancorp N.A.	7,414
		74,617
	Beverages — 0.7%
121	Molson Coors Beverage Co., Class B	7,406
	Biotechnology — 1.9%
45	AbbVie, Inc.	6,974
90	Gilead Sciences, Inc.	7,291
107	Incyte Corp. (a)	6,718
		20,983
	Broadline Retail — 1.7%
219	eBay, Inc.	9,553
106	Etsy, Inc. (a)	8,591
		18,144
	Building Products — 1.4%
63	A.O. Smith Corp.	5,194
35	Allegion PLC	4,434
85	Masco Corp.	5,693
		15,321
	Capital Markets — 0.9%
131	State Street Corp.	10,147
	Chemicals — 1.2%
57	CF Industries Holdings, Inc.	4,532
50	Dow, Inc.	2,742
27	LyondellBasell Industries N.V., Class A	2,567
107	Mosaic (The) Co.	3,823
		13,664
Shares	Description	Value

	Communications Equipment — 6.5%
542	Cisco Systems, Inc.	$27,382
133	F5, Inc. (a)	23,804
705	Juniper Networks, Inc.	20,784
		71,970
	Consumer Finance — 4.7%
135	Capital One Financial Corp.	17,701
114	Discover Financial Services	12,814
569	Synchrony Financial	21,730
		52,245
	Consumer Staples Distribution & Retail — 1.5%
209	Kroger (The) Co.	9,554
101	Sysco Corp.	7,386
		16,940
	Electronic Equipment, Instruments & Components — 1.8%
123	Keysight Technologies, Inc. (a)	19,568
	Entertainment — 4.1%
148	Electronic Arts, Inc.	20,248
268	Live Nation Entertainment, Inc. (a)	25,085
		45,333
	Food Products — 1.7%
154	Archer-Daniels-Midland Co.	11,122
62	J.M. Smucker (The) Co.	7,835
		18,957
	Gas Utilities — 1.3%
119	Atmos Energy Corp.	13,792
	Health Care Providers & Services — 9.8%
95	Cardinal Health, Inc.	9,576
31	Cencora, Inc.	6,367
232	Centene Corp. (a)	17,217
31	Cigna Group (The)	9,283
135	CVS Health Corp.	10,659
22	Elevance Health, Inc.	10,374
51	Humana, Inc.	23,348
14	McKesson Corp.	6,482
24	Molina Healthcare, Inc. (a)	8,671
12	UnitedHealth Group, Inc.	6,318
		108,295
	Health Care REITs — 0.3%
154	Healthpeak Properties, Inc.	3,049
	Hotel & Resort REITs — 0.4%
195	Host Hotels & Resorts, Inc.	3,797
See Notes to Financial Statements

First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure — 1.8%
130	Expedia Group, Inc. (a)	$19,733
	Household Durables — 5.6%
75	D.R. Horton, Inc.	11,398
142	Lennar Corp., Class A	21,164
2	NVR, Inc. (a)	14,001
150	PulteGroup, Inc.	15,483
		62,046
	Household Products — 1.2%
51	Clorox (The) Co.	7,272
52	Kimberly-Clark Corp.	6,319
		13,591
	Industrial Conglomerates — 0.7%
65	3M Co.	7,106
	Insurance — 1.9%
135	American International Group, Inc.	9,146
152	Principal Financial Group, Inc.	11,958
		21,104
	Interactive Media & Services — 1.7%
499	Match Group, Inc. (a)	18,213
	IT Services — 3.9%
292	Cognizant Technology Solutions Corp., Class A	22,055
128	International Business Machines Corp.	20,934
		42,989
	Machinery — 1.3%
16	Nordson Corp.	4,227
45	PACCAR, Inc.	4,394
18	Snap-on, Inc.	5,199
		13,820
	Media — 2.2%
826	Fox Corp., Class A	24,507
	Metals & Mining — 1.0%
33	Nucor Corp.	5,743
48	Steel Dynamics, Inc.	5,669
		11,412
	Multi-Utilities — 1.0%
133	Public Service Enterprise Group, Inc.	8,133
30	WEC Energy Group, Inc.	2,525
		10,658
Shares	Description	Value

	Office REITs — 0.9%
34	Alexandria Real Estate Equities, Inc.	$4,310
75	Boston Properties, Inc.	5,263
		9,573
	Oil, Gas & Consumable Fuels — 4.0%
348	Coterra Energy, Inc.	8,881
214	EQT Corp.	8,273
303	Marathon Oil Corp.	7,321
64	Marathon Petroleum Corp.	9,495
76	Valero Energy Corp.	9,880
		43,850
	Passenger Airlines — 0.4%
108	United Airlines Holdings, Inc. (a)	4,456
	Pharmaceuticals — 0.5%
107	Bristol-Myers Squibb Co.	5,490
	Professional Services — 1.2%
31	Paychex, Inc.	3,692
105	Robert Half, Inc.	9,232
		12,924
	Retail REITs — 1.1%
195	Kimco Realty Corp.	4,155
57	Realty Income Corp.	3,273
32	Simon Property Group, Inc.	4,565
		11,993
	Semiconductors & Semiconductor Equipment — 10.4%
132	Applied Materials, Inc.	21,393
137	Enphase Energy, Inc. (a)	18,103
27	Lam Research Corp.	21,148
253	Microchip Technology, Inc.	22,816
272	Skyworks Solutions, Inc.	30,578
		114,038
	Specialty Retail — 2.4%
194	Bath & Body Works, Inc.	8,373
142	Best Buy Co., Inc.	11,116
15	Ulta Beauty, Inc. (a)	7,350
		26,839
	Technology Hardware, Storage & Peripherals — 4.8%
947	HP, Inc.	28,495
278	NetApp, Inc.	24,509
		53,004
	Textiles, Apparel & Luxury Goods — 1.0%
301	Tapestry, Inc.	11,080
See Notes to Financial Statements

First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Tobacco — 0.9%
256	Altria Group, Inc.	$10,327

	Total Investments — 99.9%	1,099,975
	(Cost $990,498)
	Net Other Assets and Liabilities — 0.1%	1,559
	Net Assets — 100.0%	$1,101,534

(a)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 1,099,975	$ 1,099,975	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Assets and Liabilities
December 31, 2023

	First Trust Dividend Strength ETF (FTDS)	First Trust Dow 30 Equal Weight ETF (EDOW)	First Trust Lunt U.S. Factor Rotation ETF (FCTR)	First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
ASSETS:
Investments, at value	$20,915,222	$249,509,965	$83,420,035	$1,099,975
Cash	—	60,036	—	299
Receivables:
Dividends	36,852	146,379	47,246	1,811
From investment advisor	3,321	—	—	—
Investment securities sold	—	8,154,636	1,390,610	—
Prepaid expenses	126	—	—	—
Total Assets	20,955,521	257,871,016	84,857,891	1,102,085

LIABILITIES:
Payables:
Audit and tax fees	25,724	—	—	—
Shareholder reporting fees	13,123	—	—	—
Licensing fees	1,711	—	—	—
Trustees’ fees	56	—	—	—
Investment advisory fees	—	109,031	48,009	551
Capital shares redeemed	—	8,159,231	1,390,300	—
Other liabilities	6,750	—	—	—
Total Liabilities	47,364	8,268,262	1,438,309	551
NET ASSETS	$20,908,157	$249,602,754	$83,419,582	$1,101,534

NET ASSETS consist of:
Paid-in capital	$23,427,897	$239,001,038	$247,420,175	$1,021,563
Par value	4,500	76,478	30,000	500
Accumulated distributable earnings (loss)	(2,524,240)	10,525,238	(164,030,593)	79,471
NET ASSETS	$20,908,157	$249,602,754	$83,419,582	$1,101,534
NET ASSET VALUE, per share	$46.46	$32.64	$27.81	$22.03
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	450,002	7,647,756	3,000,002	50,002
Investments, at cost	$19,416,042	$226,431,875	$74,484,456	$990,498
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Operations
For the Period Ended December 31, 2023

	First Trust Dividend Strength ETF (FTDS)	First Trust Dow 30 Equal Weight ETF (EDOW)	First Trust Lunt U.S. Factor Rotation ETF (FCTR)	First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY) (a)
INVESTMENT INCOME:
Dividends	$593,069	$5,320,421	$2,671,806	$9,996
Foreign withholding tax	(305)	—	—	—
Total investment income	592,764	5,320,421	2,671,806	9,996

EXPENSES:
Investment advisory fees	101,400	1,023,020 (b)	1,074,561 (b)	2,391 (b)
Audit and tax fees	31,433	—	—	—
Shareholder reporting fees	27,787	—	—	—
Accounting and administration fees	13,537	—	—	—
Licensing fees	12,856	—	—	—
Trustees’ fees and expenses	7,102	—	—	—
Listing fees	6,601	—	—	—
Transfer agent fees	1,014	—	—	—
Legal fees	545	—	—	—
Custodian fees	(1,715)	—	—	—
Other expenses	435	—	—	—
Total expenses	200,995	1,023,020	1,074,561	2,391
Less fees waived by the investment advisor	(59,035)	—	—	—
Net expenses	141,960	1,023,020	1,074,561	2,391
NET INVESTMENT INCOME (LOSS)	450,804	4,297,401	1,597,245	7,605

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(93,680)	(4,596,677)	(28,011,148)	(30,161)
In-kind redemptions	154,841	6,260,141	5,731,209	9,168
Net realized gain (loss)	61,161	1,663,464	(22,279,939)	(20,993)
Net increase from payment by the advisor	—	—	25,082	—
Net change in unrealized appreciation (depreciation) on investments	1,537,299	26,849,311	8,371,862	109,477
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,598,460	28,512,775	(13,882,995)	88,484
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,049,264	$32,810,176	$(12,285,750)	$96,089

(a)	Inception date is August 23, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets

	First Trust Dividend Strength ETF (FTDS)		First Trust Dow 30 Equal Weight ETF (EDOW)
	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$450,804	$383,157	$4,297,401	$2,623,645
Net realized gain (loss)	61,161	65,172	1,663,464	2,627,895
Net increase from payment by the advisor	—	—	—	—
Net change in unrealized appreciation (depreciation)	1,537,299	(3,516,779)	26,849,311	(16,343,947)
Net increase (decrease) in net assets resulting from operations	2,049,264	(3,068,450)	32,810,176	(11,092,407)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(471,657)	(419,147)	(4,442,650)	(2,633,200)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,423,244	2,147,136	91,112,400	72,258,682
Cost of shares redeemed	(4,219,995)	(4,755,506)	(28,151,210)	(38,301,275)
Net increase (decrease) in net assets resulting from shareholder transactions	203,249	(2,608,370)	62,961,190	33,957,407
Total increase (decrease) in net assets	1,780,856	(6,095,967)	91,328,716	20,231,800

NET ASSETS:
Beginning of period	19,127,301	25,223,268	158,274,038	138,042,238
End of period	$20,908,157	$19,127,301	$249,602,754	$158,274,038

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	450,002	500,002	5,497,756	4,347,756
Shares sold	100,000	50,000	3,050,000	2,450,000
Shares redeemed	(100,000)	(100,000)	(900,000)	(1,300,000)
Shares outstanding, end of period	450,002	450,002	7,647,756	5,497,756

(a)	Inception date is August 23, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Lunt U.S. Factor Rotation ETF (FCTR)		First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)
Year Ended 12/31/2023	Year Ended 12/31/2022	Period Ended 12/31/2023 (a)

$1,597,245	$4,647,184	$7,605
(22,279,939)	(116,272,618)	(20,993)
25,082	—	—
8,371,862	(18,358,590)	109,477
(12,285,750)	(129,984,024)	96,089

(1,619,341)	(4,905,611)	(8,001)

1,226,028	197,817,866	2,026,277
(171,925,855)	(457,908,923)	(1,012,831)
(170,699,827)	(260,091,057)	1,013,446
(184,604,918)	(394,980,692)	1,101,534

268,024,500	663,005,192	—
$83,419,582	$268,024,500	$1,101,534

9,600,002	18,650,002	—
50,000	6,050,000	100,002
(6,650,000)	(15,100,000)	(50,000)
3,000,002	9,600,002	50,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights
For a share outstanding throughout each period
First Trust Dividend Strength ETF (FTDS)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$42.50	$50.45	$40.62	$36.20	$29.22
Income from investment operations:
Net investment income (loss)	0.95 (a)	0.90	0.39	0.35	0.40
Net realized and unrealized gain (loss)	4.01	(7.87)	9.80	4.47	6.99
Total from investment operations	4.96	(6.97)	10.19	4.82	7.39
Distributions paid to shareholders from:
Net investment income	(1.00)	(0.98)	(0.36)	(0.40)	(0.41)
Net asset value, end of period	$46.46	$42.50	$50.45	$40.62	$36.20
Total return (b)	11.84%	(13.75)%	25.12%	13.65%	25.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,908	$19,127	$25,223	$16,249	$18,100
Ratio of total expenses to average net assets	0.99%	1.04%	1.08%	1.16%	1.02%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	2.22%	2.00%	0.84%	1.04%	1.20%
Portfolio turnover rate (c)	104%	225% (d)	98%	125%	119%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)	The variation in the portfolio turnover rate is due to the change in the Fund’s underlying index effective April 29, 2022, which resulted in a complete rebalance of the Fund’s portfolio.
See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Dow 30 Equal Weight ETF (EDOW)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$28.79	$31.75	$27.19	$26.11	$21.43
Income from investment operations:
Net investment income (loss)	0.63 (a)	0.55	0.48	0.50	0.47
Net realized and unrealized gain (loss)	3.85	(2.96)	4.56	1.08	4.70
Total from investment operations	4.48	(2.41)	5.04	1.58	5.17
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.55)	(0.48)	(0.50)	(0.49)
Net asset value, end of period	$32.64	$28.79	$31.75	$27.19	$26.11
Total return (b)	15.74%	(7.52)%	18.63%	6.41%	24.27%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$249,603	$158,274	$138,042	$71,994	$43,077
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.10%	1.95%	1.70%	2.11%	1.99%
Portfolio turnover rate (c)	16%	17%	14%	31%	13%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Lunt U.S. Factor Rotation ETF (FCTR)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.92	$35.55	$29.47	$22.80	$17.67
Income from investment operations:
Net investment income (loss)	0.26 (a)	0.38	0.17	0.12	0.23
Net realized and unrealized gain (loss)	(0.08) (b)	(7.62)	6.07	6.68	5.12
Total from investment operations	0.18	(7.24)	6.24	6.80	5.35
Distributions paid to shareholders from:
Net investment income	(0.29)	(0.39)	(0.16)	(0.13)	(0.22)
Net asset value, end of period	$27.81	$27.92	$35.55	$29.47	$22.80
Total return (c)	0.68% (b)	(20.37)%	21.22%	30.02%	30.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$83,420	$268,025	$663,005	$131,157	$62,696
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.97%	1.13%	0.52%	0.42%	1.17%
Portfolio turnover rate (d)	562%	379%	307%	460%	246%

(a)	Based on average shares outstanding.
(b)
The Fund received a payment from the advisor in the amount of $25,082, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust S&P 500 Diversified Free Cash Flow ETF (FCFY)

Period Ended 12/31/2023 (a)

Net asset value, beginning of period	$20.13
Income from investment operations:
Net investment income (loss) (b)	0.14
Net realized and unrealized gain (loss)	1.92
Total from investment operations	2.06
Distributions paid to shareholders from:
Net investment income	(0.16)
Net asset value, end of period	$22.03
Total return (c)	10.23%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,102
Ratio of total expenses to average net assets	0.60% (d)
Ratio of net investment income (loss) to average net assets	1.91% (d)
Portfolio turnover rate (e)	37%

(a)	Inception date is August 23, 2023, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund
December 31, 2023
1. Organization
First Trust Exchange-Traded Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty-four exchange-traded funds. This report covers the four funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust Dividend Strength ETF – (Nasdaq, Inc. (“Nasdaq”) ticker “FTDS”)
First Trust Dow 30 Equal Weight ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “EDOW”)
First Trust Lunt U.S. Factor Rotation ETF – (Cboe BZX Exchange, Inc. ticker “FCTR”)
First Trust S&P 500 Diversified Free Cash Flow ETF – (NYSE Arca ticker “FCFY”)(1)

(1)	Commenced investment operations on August 23, 2023.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the following indices:

Fund	Index
First Trust Dividend Strength ETF	The Dividend StrengthTM Index
First Trust Dow 30 Equal Weight ETF	Dow Jones Industrial Average® Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF	Lunt Capital Large Cap Factor Rotation Index
First Trust S&P 500 Diversified Free Cash Flow ETF	S&P 500® Sector-Neutral FCF Index
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Overnight repurchase agreements are valued at amortized cost when it represents the most appropriate reflection of fair market value.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
In addition, differences between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s corresponding index could result in a difference between a Fund’s performance and the performance of its underlying index.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2023, is included with each Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Offsetting on the Statements of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
D. Securities Lending
The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.
Under the Funds’ Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. (“BBH”) acts as the Funds’ securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2023, none of the Funds had securities in the securities lending program. During the fiscal period ended December 31, 2023, none of the Funds participated in the securities lending program.
In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
these remedies, a Fund sustains losses as a result of a borrower’s default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.
E. Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.
Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund’s portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with the delay and enforcement of the MRA.
While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal period ended December 31, 2023, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of December 31, 2023.
F. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dividend Strength ETF	$471,657	$—	$—
First Trust Dow 30 Equal Weight ETF	4,442,650	—	—
First Trust Lunt U.S. Factor Rotation ETF	1,619,341	—	—
First Trust S&P 500 Diversified Free Cash Flow ETF	8,001	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2022 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dividend Strength ETF	$419,147	$—	$—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow 30 Equal Weight ETF	$2,633,200	$—	$—
First Trust Lunt U.S. Factor Rotation ETF	4,905,611	—	—
As of December 31, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dividend Strength ETF	$—	$(4,005,838)	$1,481,598
First Trust Dow 30 Equal Weight ETF	—	(7,178,441)	17,703,679
First Trust Lunt U.S. Factor Rotation ETF	—	(171,622,503)	7,591,910
First Trust S&P 500 Diversified Free Cash Flow ETF	—	(29,489)	108,960
G. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FTDS, EDOW, and FCTR, the taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. For FCFY, the taxable period ended 2023 remains open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Dividend Strength ETF	$4,005,838
First Trust Dow 30 Equal Weight ETF*	7,178,441
First Trust Lunt U.S. Factor Rotation ETF	171,622,503
First Trust S&P 500 Diversified Free Cash Flow ETF	29,489

*
$3,196,504 of First Trust Dow 30 Equal Weight ETF’s non-expiring net capital losses is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $212,620 per year.

Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended December 31, 2023, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2023, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Dividend Strength ETF	$20,869	$(131,843)	$110,974
First Trust Dow 30 Equal Weight ETF	145,249	(6,103,711)	5,958,462
First Trust Lunt U.S. Factor Rotation ETF	12,503	(701,285)	688,782
First Trust S&P 500 Diversified Free Cash Flow ETF	396	(9,013)	8,617
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Dividend Strength ETF	$19,433,624	$2,290,770	$(809,172)	$1,481,598
First Trust Dow 30 Equal Weight ETF	231,806,286	30,369,180	(12,665,501)	17,703,679
First Trust Lunt U.S. Factor Rotation ETF	75,828,125	8,422,041	(830,131)	7,591,910
First Trust S&P 500 Diversified Free Cash Flow ETF	991,015	125,514	(16,554)	108,960
H. Expenses
Expenses that are directly related to First Trust Dividend Strength ETF are charged directly to the Fund. Expenses for First Trust Dow 30 Equal Weight ETF, First Trust Lunt U.S. Factor Rotation ETF, and First Trust S&P 500 Diversified Free Cash Flow ETF (the “Unitary Fee Funds”), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.
First Trust has entered into licensing agreements with each of the following “Licensors” for the respective Funds:

Fund	Licensor
First Trust Dividend Strength ETF	Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF	S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF	Lunt Capital Management, Inc.
First Trust S&P 500 Diversified Free Cash Flow ETF	S&P Dow Jones Indices LLC
The respective license agreements allow for the use by First Trust of each Fund’s respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
The management fee payable by First Trust Dividend Strength ETF to First Trust for these services will be reduced at certain levels of First Trust Dividend Strength ETF’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
Breakpoints
Fund net assets up to and including $2.5 billion	0.5000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%
Fund net assets greater than $15 billion	0.4250%
For the First Trust Dividend Strength ETF, the Trust and the Advisor have entered into an Expense Reimbursement and Fee Waiver Agreement (“Agreement”) in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the “Expense Cap”). The Expense Cap will be in effect until at least April 30, 2025.
For First Trust Dow 30 Equal Weight ETF, First Trust Lunt U.S. Factor Rotation ETF, and First Trust S&P 500 Diversified Free Cash Flow ETF, First Trust is paid an annual unitary management fee of such Fund’s average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	EDOW	FCTR	FCFY
Fund net assets up to and including $2.5 billion	0.5000%	0.65000%	0.600%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.4875%	0.63375%	0.585%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.4750%	0.61750%	0.570%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.4625%	0.60125%	0.555%
Fund net assets greater than $10 billion up to and including $15 billion	0.4500%	0.58500%	0.540%
Fund net assets greater than $15 billion	0.4250%	0.55250%	0.510%
For the fiscal year ended December 31, 2023, FCTR received a payment from the Advisor in the amount of $25,082 in connection with a trade error.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
4. Purchases and Sales of Securities
For the fiscal period ended December 31, 2023, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Dividend Strength ETF	$21,192,944	$21,219,818
First Trust Dow 30 Equal Weight ETF	33,009,168	33,066,764
First Trust Lunt U.S. Factor Rotation ETF	936,960,954	937,120,542
First Trust S&P 500 Diversified Free Cash Flow ETF	437,330	437,844
For the fiscal period ended December 31, 2023, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Dividend Strength ETF	$4,419,728	$4,215,998
First Trust Dow 30 Equal Weight ETF	90,911,082	28,104,523
First Trust Lunt U.S. Factor Rotation ETF	1,217,061	171,579,077
First Trust S&P 500 Diversified Free Cash Flow ETF	2,021,430	1,009,314
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund
December 31, 2023
the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2025 for FTDS, EDOW, and FCTR, and August 22, 2025 for FCFY.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Dividend Strength ETF, First Trust Dow 30 Equal Weight ETF, First Trust Lunt U.S. Factor Rotation ETF, and First Trust S&P 500 Diversified Free Cash Flow ETF (the “Funds”), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2023, the related statements of operations, the statements of the changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Dividend Strength ETF	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
First Trust Dow 30 Equal Weight ETF
First Trust Lunt U.S. Factor Rotation ETF
First Trust S&P 500 Diversified Free Cash Flow ETF	For the period from August 23, 2023 (commencement of investment operations) through December 31, 2023
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Dividend Strength ETF	100.00%
First Trust Dow 30 Equal Weight ETF	100.00%
First Trust Lunt U.S. Factor Rotation ETF	100.00%
First Trust S&P 500 Diversified Free Cash Flow ETF	100.00%
For the taxable period ended December 31, 2023, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Dividend Strength ETF	100.00%
First Trust Dow 30 Equal Weight ETF	100.00%
First Trust Lunt U.S. Factor Rotation ETF	100.00%
First Trust S&P 500 Diversified Free Cash Flow ETF	100.00%
A portion of each of the Funds’ 2023 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal period ended December 31, 2023, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Advisory Agreements
Board Considerations Regarding Approval of the Investment Management Agreement
First Trust S&P 500 Diversified Free Cash Flow ETF
The Board of Trustees of First Trust Exchange-Traded Fund (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust S&P 500 Diversified Free Cash Flow ETF (the “Fund”), for an initial two-year term at a meeting held on June 5, 2023. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board also considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund’s investments. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate schedule payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee starting at an annual rate of 0.60% of its average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statement that the Fund will be unique to the market and in the First Trust product line but will be most similar to two other index ETFs managed by the Advisor, each of which has an advisory fee rate schedule starting at an annual rate of 0.50% of its average daily net assets and is subject to an expense cap of 0.70% of its average daily net assets, given that each strategy seeks to enhance total return while investing in an equity portfolio. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.
The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Fund and whether the Fund may benefit from any economies of scale. The Board noted that the proposed unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. The Board considered that the Advisor has continued to build infrastructure and add new staff to

Additional Information (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
improve the services to the funds in the First Trust Fund Complex. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund generally would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the proposed unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at reasonably foreseeable future asset levels. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None

INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Year First Elected or Appointed	Principal Occupations During Past 5 Years
ADVISORY BOARD OF THE TRUST
Bronwyn Wright (1971)	Advisory Board Member	• Indefinite term • Since 2023
Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of
Citibank (1994 to 2009), including Managing Director, Citibank
Europe plc and Head of Securities and Fund Services, Citi Ireland
(2007 to 2009)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended December 31, 2023

First Trust Exchange-Traded Fund

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Annual Report
December 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Vest Financial LLC (“Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund (the “Trust”) described in this report (FT Vest Gold Strategy Quarterly Buffer ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for the FT Vest Gold Strategy Quarterly Buffer ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2023.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
The investment objective of the FT Vest Gold Strategy Quarterly Buffer ETF (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® Gold Trust (the “Underlying ETF”), up to a predetermined upside cap of 10.50% (before fees, expenses), while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -15% over the period from December 1, 2023 to February 29, 2024 (the “Target Outcome Period”). Under normal market conditions, the Fund will invest substantially all of its assets in U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the “Subsidiary”) that holds FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. The Fund does not invest directly in FLEX Options on the Underlying ETF. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund will invest up to approximately 25% of its total assets in the Subsidiary.
Subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate three-month anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc., under the ticker symbol “BGLD.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 12/31/23	Inception (1/20/21) to 12/31/23	Inception (1/20/21) to 12/31/23
Fund Performance
NAV	13.15%	1.53%	4.58%
Market Price	13.32%	1.55%	4.62%
Index Performance
LBMA Gold Price	14.59%	3.91%	11.95%
S&P 500® Index - Price Return	24.23%	7.53%	23.83%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD) (Continued)

Fund Allocation	% of Net Assets
U.S. Treasury Bills	92.6%
Purchased Options	7.3
Written Options	(0.5)
Net Other Assets and Liabilities	0.6
Total	100.0%

Performance of a $10,000 Initial Investment
January 20, 2021 - December 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,383
$11,195
$10,458
1/20/21
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
FT Vest Gold Strategy Quarterly Buffer ETF
LBMA Gold Price
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to FT Vest Gold Strategy Quarterly Buffer ETF (“BGLD” or the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Vest Financial LLC (“Vest” or the “Sub-Advisor”) serves as the investment sub-advisor to the Fund. In this capacity, Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, Virginia 22102, was founded in 2012. Vest had approximately $21.7 billion under management or committed to management as of December 31, 2023.
Portfolio Management Team
The following persons serve as the portfolio managers of the Fund:
Karan Sood, Managing Director of Vest
Howard Rubin, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2021.
Market Recap
For the Fund’s fiscal year ended December 31, 2023 (the “Period”), U.S. stock markets rose sharply as inflation cooled and the U.S. Federal Reserve (the “Fed”) signaled softer policy toward interest rates going forward.
The S&P 500® Index, the well-known measure of U.S. large-cap stocks, ended the Period up 26.3%. Mid- and small-cap stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Index, rose 16.4% and 16.9%, respectively, over the Period. The Nasdaq-100 Index®, a tech-heavy market measure, rose 55.1% over the Period. Non-U.S. stock markets had generally positive returns as well; the MSCI EAFE Index (a broad measure of stocks in developed markets, excluding the U.S.) rose by 18.2%, while the MSCI Emerging Markets Index rose 9.8% over the Period.
During the Period, gold, as measured by the price return of SPDR® Gold Shares ETF (ticker “GLD”), increased by 12.7%.
U.S. economic data suggested a resilient economy. U.S. gross domestic product (“GDP”) growth in the three most recent quarterly reports (first quarter 2023 through third quarter 2023) came in at seasonally adjusted annualized rates of 2.2%, 2.1%, and 4.9%, sequentially. A current Bloomberg survey of economists shows a consensus projection of 1.3% GDP growth in 2024 (versus 2023).
Unemployment in the U.S. remains near 50-year record lows and has been below 4% since January of 2022. Throughout the Period, the unemployment rate trended marginally higher. The rate was 3.5% in December 2022 and increased to 3.7% by December 2023.
In an effort to reduce higher-than-target inflation rates, the Fed increased the Federal Funds target rate in 2023, increasing the target range by 1.0% (from a range of 4.25%-4.50% to a range of 5.25%-5.50%.) These rate hikes were much milder than the aggressive hiking in 2022, and the 1.0% rise in rates during 2023 came via a series of four quarter-point hikes.
U.S. inflation levels, which had accelerated dramatically in 2022, reversed course and fell in 2023. As the year began, inflation (as measured by the Consumer Price Index (CPI - Year over Year)) was running at 6.5%. Inflation steadily declined, falling to 5.0% at the end of the first quarter of 2023 and 3.0% at the end of the second quarter of 2023, before ending the year at 3.1%. The U.S. housing market has been resilient in the face of the Fed’s interest rate hikes with the nine most recent monthly price reports (February through October 2023) each showing increasing home prices (as measured by the S&P Case-Shiller U.S. National Home Price Index).
Performance Analysis
The Fund’s investment objective is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® Gold Trust (the “Underlying ETF”), up to a predetermined upside cap while providing a buffer (before fees and expenses) against Underlying ETF losses between -5% and -15% over a specified time period.

Portfolio Commentary (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Annual Report
December 31, 2023 (Unaudited)
The following table provides information pertaining to the caps and performance for each of the quarterly Target Outcome Periods during the Period. The Fund’s cap is reset quarterly at the end of February, May, August, and November. The table shows the caps that went into effect on each of the quarterly start dates. Caps are shown both pre and post expenses.
For each quarterly target outcome period the Fund’s performance is generally impacted by a number of factors. These factors include GLD performance, the Cap and Buffer levels, and expenses.

Target Outcome Periods		Caps Before Expenses	Expenses	Caps After Expenses	GLD Performance	BGLD Actual Performance	BGLD Target Performance	BGLD Actual vs. Target (Variance)
Start	End
11/30/2022	2/28/2023	6.31%	0.22%	6.09%	3.02%	2.95%	2.80%	0.15%
2/28/2023	5/31/2023	7.36%	0.23%	7.13%	7.39%	7.20%	7.14%	0.06%
5/31/2023	8/31/2023	9.25%	0.23%	9.02%	-1.26%	-1.40%	-1.49%	0.09%
8/31/2023	11/30/2023	8.80%	0.23%	8.57%	4.85%	4.68%	4.62%	0.06%
11/30/2023	2/28/2024	10.50%	0.22%	10.28%	1.28%*	1.16%*	N/A**	N/A**

*	Performance from 11/30/23 through 12/31/23.
**	The target outcome period beginning November 30, 2023, had not been completed as of December 31, 2023. This target outcome period will end on February 29, 2024.
Market and Fund Outlook
During 2023, implied volatilities in U.S. equity markets averaged about 22.6% according to the Cboe S&P 500 1-Year Volatility Index. This index is derived from option prices and estimates the market’s expectation of the volatility of the S&P 500® Index for the next twelve months. As of the end of 2023, the Cboe S&P 500 1-Year Volatility Index stood at 20.1%. For comparison purposes, the historical volatility of the S&P 500® Index since its inception in 1927 has been about 18.7%. We anticipate that implied volatilities will decline slightly over the coming year. Buffer strategies, such as the Fund’s, generally benefit from declining implied volatilities.
Some investors are concerned that U.S. inflation has not been fully brought under control and may spike upward again. Should this happen, it will likely negatively impact most bonds. Because of this, many investors may look to reallocate away from fixed income investments. Additionally, investors may be concerned that the U.S. government is now faced with paying higher interest rates to borrow on its burgeoning national debt, and that this combination may be a risk to the general economy and could lead to a recession and lower stock prices.
The Fund is an alternative that investors should consider, in our opinion. The Fund is designed to protect investors against certain downside movements in gold prices as measured by GLD, while limiting the investor’s participation in larger upside moves in GLD.
In the current market environment, which includes uncertainty around future inflation rates and the risk of a recession, the Fund, in appropriate allocations, could be a suitable alternative to either equity and/or fixed income investments.

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of FT Vest Gold Strategy Quarterly Buffer ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Actual	$1,000.00	$1,062.80	0.90%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Portfolio of Investments
December 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 92.6%
$27,218,000	U.S. Treasury Bill (a)	(b)	02/29/24	$26,987,375
	(Cost $26,983,552)
	Total Investments — 92.6%			26,987,375
	(Cost $26,983,552)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 7.3%
	Call Options Purchased — 7.3%
1,528	SPDR® Gold Shares	$29,210,776	$179.31	02/29/24	2,145,903
	(Cost $2,113,197)
WRITTEN OPTIONS — (0.5)%
	Call Options Written — (0.5)%
(1,528)	SPDR® Gold Shares	(29,210,776)	208.57	02/29/24	(148,281)
	(Premiums received $202,053)
	Put Options Written — (0.0)%
(1,528)	SPDR® Gold Shares	(29,210,776)	160.44	02/29/24	(9,098)
	(Premiums received $121,100)
	Total Written Options				(157,379)
	(Premiums received $323,153)
	Net Other Assets and Liabilities — 0.6%				179,946
	Net Assets — 100.0%				$29,155,845

(a)	All or a portion of this security is segregated as collateral for the options written. At December 31, 2023, the segregated value of this security amounts to $4,139,602.
(b)	Zero coupon security.
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):

ASSETS TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$26,987,375	$—	$26,987,375	$—
Purchased Options	2,145,903	—	2,145,903	—
Total	$29,133,278	$—	$29,133,278	$—

LIABILITIES TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(157,379)	$—	$(157,379)	$—
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at value	$26,987,375
Options contracts purchased, at value	2,145,903
Cash	190,349
Cash segregated as collateral for open written options contracts	757,620
Dividends receivable	2,914
Total Assets	30,084,161

LIABILITIES:
Options contracts written, at value	157,379
Due to broker	266
Payables:
Investment securities purchased	748,923
Investment advisory fees	21,748
Total Liabilities	928,316
NET ASSETS	$29,155,845

NET ASSETS consist of:
Paid-in capital	$29,032,308
Par value	15,500
Accumulated distributable earnings (loss)	108,037
NET ASSETS	$29,155,845
NET ASSET VALUE, per share	$18.81
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,550,002
Investments, at cost	$26,983,552
Premiums paid on options contracts purchased	$2,113,197
Premiums received on options contracts written	$323,153
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Interest	$805,271
Dividends	32,560
Total investment income	837,831

EXPENSES:
Investment advisory fees	159,791
Total expenses	159,791
NET INVESTMENT INCOME (LOSS)	678,040

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(294)
Purchased options contracts	1,297,359
Written options contracts	687,770
Net realized gain (loss)	1,984,835
Net change in unrealized appreciation (depreciation) on:
Investments	3,156
Purchased options contracts	(198,072)
Written options contracts	204,714
Net change in unrealized appreciation (depreciation)	9,798
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,994,633
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,672,673
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Statements of Changes in Net Assets

	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$678,040	$54,643
Net realized gain (loss)	1,984,835	(414,350)
Net change in unrealized appreciation (depreciation)	9,798	(105,812)
Net increase (decrease) in net assets resulting from operations	2,672,673	(465,519)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,765,606)	(31,758)
Return of capital	(491,828)	(16,277)
Total distributions to shareholders	(3,257,434)	(48,035)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	29,030,258	14,891,168
Cost of shares redeemed	(12,168,255)	(19,479,127)
Net increase (decrease) in net assets resulting from shareholder transactions	16,862,003	(4,587,959)
Total increase (decrease) in net assets	16,277,242	(5,101,513)

NET ASSETS:
Beginning of period	12,878,603	17,980,116
End of period	$29,155,845	$12,878,603

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	700,002	950,002
Shares sold	1,500,000	800,000
Shares redeemed	(650,000)	(1,050,000)
Shares outstanding, end of period	1,550,002	700,002
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Financial Highlights
For a share outstanding throughout each period

	Year Ended December 31,		Period Ended 12/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$18.40	$18.93	$19.99
Income from investment operations:
Net investment income (loss)	0.74 (b)	0.08	(0.08)
Net realized and unrealized gain (loss)	1.64	(0.54)	(0.98)
Total from investment operations	2.38	(0.46)	(1.06)
Distributions paid to shareholders from:
Net investment income	(1.67)	(0.05)	—
Return of capital	(0.30)	(0.02)	—
Total distributions	(1.97)	(0.07)	—
Net asset value, end of period	$18.81	$18.40	$18.93
Total return (c)	13.15%	(2.41)%	(5.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,156	$12,879	$17,980
Ratio of total expenses to average net assets	0.90%	0.90%	0.90% (d)
Ratio of net investment income (loss) to average net assets	3.82%	0.37%	(0.87)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
1. Organization
First Trust Exchange-Traded Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty-four exchange-traded funds. This report covers the FT Vest Gold Strategy Quarterly Buffer ETF (the “Fund”), which trades under the ticker “BGLD” on Cboe BZX Exchange, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s investment objective is to seek to provide investors with returns (before fees and expenses) that match the price return of the SPDR® Gold Trust (the “Underlying ETF”), up to a predetermined upside cap of 10.50% while providing a buffer against Underlying ETF losses between -5% and -15% (before fees and expenses) over the period from December 1, 2023 to February 29, 2024 (the “Target Outcome Period”). Prior to December 1, 2023, the Fund’s investment objective included an upside cap of 6.31%, 7.36%, 9.25% and 8.80% (before fees and expenses) and 6.09%, 7.13%, 9.02% and 8.57% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) and a Target Outcome Period of December 1, 2022 to February 28, 2023, March 1, 2023 to May 31, 2023, June 1, 2023 to August 31, 2023 and September 1, 2023 to November 30, 2023, respectively. Under normal market conditions, the Fund will invest substantially all of its assets in U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the “Subsidiary”) that holds FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. The Subsidiary is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Fund does not invest directly in FLEX Options on the Underlying ETF. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund will invest up to approximately 25% of its total assets in the Subsidiary. As of December 31, 2023, the Fund invested 24.01% of the Fund’s total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Shares of open-end funds are valued based on NAV per share.
If the Fund’s investments are not able to be priced by pre-established pricing methods, such investments may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.
Valuing the Fund’s holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary’s holdings will be valued in the same manner as the Fund’s holdings.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2023, is included with the Fund’s Consolidated Portfolio of Investments.
B. Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
The Fund, through the Subsidiary, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the Subsidiary holds that reference the Underlying ETF will give the Subsidiary the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Subsidiary purchases or sells the option. The FLEX Options held by the Subsidiary are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
When the Subsidiary writes (sells) an option, an amount equal to the premium received by the Subsidiary is included in “Options contracts written, at value” on the Consolidated Statement of Assets and Liabilities. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options contracts” on the Consolidated Statement of Operations. When the Subsidiary purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options contracts purchased, at value” on the Consolidated Statement of Assets and Liabilities. Gain or loss on purchased options is included in “Net realized gain (loss) on purchased options contracts” on the Consolidated Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid annually, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended December 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$2,765,606	$31,758
Capital gains	—	—
Return of capital	491,828	16,277
As of December 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(6,859)
Net unrealized appreciation (depreciation)	208,543
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s consolidated financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, the Fund had $619 of non-

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2023, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$1,985,244	$(1,985,244)	$—
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$28,767,356	$208,543	$—	$208,543
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s and the Subsidiary’s investment portfolios, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund and the Subsidiary including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.9000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.8775%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.8550%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.8325%
Fund net assets greater than $10 billion	0.8100%
The Subsidiary does not pay First Trust a separate management fee.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of the Fund’s assets and will pay Vest for its services as the Fund’s sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments, derivatives, and in-kind transactions, were $0 and $0, respectively.
For the fiscal year ended December 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Subsidiary at December 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Options contracts	Commodity Risk	Options contracts purchased, at value	$2,145,903	Options contracts written, at value	$157,379
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Consolidated Statement of Operations Location
Commodity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$1,297,359
Written options contracts	687,770
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	(198,072)
Written options contracts	204,714

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
During the fiscal year ended December 31, 2023, the premiums for purchased options contracts opened were $7,066,078 and the premiums for purchased options contracts closed, exercised and expired were $5,852,285.
During the fiscal year ended December 31, 2023, the premiums for written options contracts opened were $918,991 and the premiums for written options contracts closed, exercised and expired were $753,583.
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Consolidated Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2025.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there was the following subsequent event:
Effective January 2, 2024, the name of the sub-advisor has been changed from Cboe VestSM Financial LLC to Vest Financial LLC and the name of the Fund has been changed from FT Cboe Vest Gold Strategy Quarterly Buffer ETF to FT Vest Gold Strategy Quarterly Buffer ETF.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of FT Vest Gold Strategy Quarterly Buffer ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund, as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended December 31, 2023 and 2022, and the period from January 20, 2021 (commencement of investment operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2023 and 2022, and the period from January 20, 2021 (commencement of investment operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividend Received Deduction	Qualified Dividend Income
0.00%	0.00%
Distributions paid to foreign shareholders during the Fund’s fiscal year ended December 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the

Additional Information (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an

Additional Information (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective.

Additional Information (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Disclaimer
The Fund is not sponsored, endorsed, sold or promoted by SPDR® Gold Shares, SPDR, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® Gold Shares. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Vest Gold Strategy Quarterly Buffer ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $8,420. This figure is comprised of $370 paid (or to be paid) in fixed compensation and $8,050 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $4,206 paid (or to be paid) to senior management of First Trust Advisors L.P. and $4,214 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

Additional Information (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None

INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Year First Elected or Appointed	Principal Occupations During Past 5 Years
ADVISORY BOARD OF THE TRUST
Bronwyn Wright (1971)	Advisory Board Member	• Indefinite term • Since 2023
Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of
Citibank (1994 to 2009), including Managing Director, Citibank
Europe plc and Head of Securities and Fund Services, Citi Ireland
(2007 to 2009)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Vest Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Annual Report
For the Year Ended December 31, 2023

First Trust Exchange-Traded Fund

FT Vest Gold Strategy Target Income ETF® (IGLD)

FT Vest Gold Strategy Target Income ETF® (IGLD)
Annual Report
December 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Vest Financial LLC (“Vest” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund (the “Trust”) described in this report (FT Vest Gold Strategy Target Income ETF®; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
FT Vest Gold Strategy Target Income ETF® (IGLD)
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders:
First Trust is pleased to provide you with the annual report for the FT Vest Gold Strategy Target Income ETF® (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2023.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
FT Vest Gold Strategy Target Income ETF® (IGLD)
The FT Vest Gold Strategy Target Income ETF® (the “Fund”) seeks to deliver participation in the price returns of the SPDR® Gold Trust (the “Underlying ETF”) while providing a consistent level of income. The Fund’s investments principally include short-term U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (“Subsidiary”) that holds FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. In seeking to achieve its objective, the Fund, through the Subsidiary, will generally purchase or sell FLEX Options. FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. In combination, the purchased call and sold put options generally provide exposure to price returns of the Underlying ETF both on the upside and downside. The Fund’s investment sub-advisor is Vest Financial LLC. Additionally, as a means to generate income, the Fund will employ a “partial covered call strategy” that seeks to sell call options having a strike price roughly equal to the value of the Underlying ETF at the inception of the Fund or each subsequent roll of the strategy (such options are said to be “at-the-money”) on only a portion of the notional value of the call options purchased by the Fund. To execute this strategy, the Fund will sell call options with an expiration date less than or equal to approximately one month in the future (the “Target Income Period”). The amount of call options sold by the Fund is based on a calculation designed to result in the Fund generating income over the Target Income Period on the average assets of the Fund from premiums from writing call options that is approximately 3.85% higher annually than the annual yield from one-month U.S. Treasury securities, before Fund fees and expenses. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. Shares of the Fund are listed on the Cboe BZX Exchange, Inc. under the ticker symbol “IGLD.”

Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 12/31/23	Inception (3/2/21) to 12/31/23	Inception (3/2/21) to 12/31/23
Fund Performance
NAV	10.95%	3.66%	10.72%
Market Price	9.13%	3.48%	10.18%
Index Performance
LBMA Gold Price	14.59%	6.83%	20.57%
S&P 500® Index - Price Return	24.23%	7.66%	23.24%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under the Securities and Exchange Commission’s rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD) (Continued)

Fund Allocation	% of Net Assets
U.S. Treasury Bills	139.0%
Money Market Funds	2.5
Purchased Options	0.8
Written Options	(42.3)
Net Other Assets and Liabilities	(0.0)*
Total	100.0%

*	Amount is less than 0.1%.

Performance of a $10,000 Initial Investment
March 2, 2021 - December 31, 2023
$13,000
$12,000
$11,000
$10,000
$9,000
$12,324
$12,057
$11,072
3/2/21
6/30/21
12/31/21
6/30/22
12/31/22
6/30/23
12/31/23
FT Vest Gold Strategy Target Income ETF®
LBMA Gold Price
S&P 500® Index - Price Return

Performance figures assume reinvestment of
all distributions and do not reflect the
deduction of taxes that a shareholder would
pay on Fund distributions or the redemption
or sale of Fund shares. An index is a statistical
composite that tracks a specified financial
market or sector. Unlike the Fund, the indices
do not actually hold a portfolio of securities
and therefore do not incur the expenses
incurred by the Fund. These expenses
negatively impact the performance of the
Fund. The Fund’s past performance does not
predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
FT Vest Gold Strategy Target Income ETF® (IGLD)
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to FT Vest Gold Strategy Target Income ETF® (“IGLD” or the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Vest Financial LLC (“Vest” or the “Sub-Advisor”) serves as the investment sub-advisor to the Fund. In this capacity, Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, Virginia 22102, was founded in 2012. Vest had approximately $21.7 billion under management or committed to management as of December 31, 2023.
Portfolio Management Team
The following persons serve as the portfolio managers of the Fund:
Karan Sood, Managing Director of Vest
Howard Rubin, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since 2021.
Market Recap
For the Fund’s fiscal year ended December 31, 2023 (the “Period”), U.S. stock markets rose sharply as inflation cooled and the U.S. Federal Reserve (the “Fed”) signaled softer policy toward interest rates going forward.
The S&P 500® Index, the well-known measure of U.S. large-cap stocks, ended the Period up 26.3%. Mid- and small-capitalization stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Index, rose 16.4% and 16.9%, respectively, over the Period. The Nasdaq 100-Index®, a tech-heavy market measure, rose 55.1% over the Period. Non-U.S. stock markets had generally positive returns as well; the MSCI EAFE Index (a broad measure of stocks in developed markets, excluding the U.S.) rose by 18.2%, while the MSCI Emerging Markets Index rose 9.8% over the Period.
During the Period, gold, as measured by the price return of SPDR® Gold Shares ETF (“GLD,” the “Underlying ETF”), increased by 12.7%.
U.S. economic data suggested a resilient economy. U.S. gross domestic product (“GDP”) growth in the three most recent quarterly reports (first quarter 2023 through third quarter 2023) came in at seasonally adjusted annualized rates of 2.2%, 2.1%, and 4.9%, sequentially. A current Bloomberg survey of economists shows a consensus projection of 1.3% GDP growth in 2024 (versus 2023).
Unemployment in the U.S. remains near 50-year record lows and has been below 4% since January of 2022. Throughout the Period, the unemployment rate trended marginally higher. The rate was 3.5% in December 2022 and increased to 3.7% by December 2023.
In an effort to reduce higher-than-target inflation rates, the Fed increased the Federal Funds target rate in 2023, increasing the target range by 1.0% (from a range of 4.25%-4.50% to a range of 5.25%-5.50%.) These rate hikes were much milder than the aggressive hiking in 2022, and the 1.0% rise in rates during 2023 came via a series of four quarter-point hikes.
U.S. inflation levels, which had accelerated dramatically in 2022, reversed course and fell in 2023. As the year began, inflation (as measured by the Consumer Price Index (CPI - Year over Year)) was running at 6.5%. Inflation steadily declined, falling to 5.0% at the end of the first quarter of 2023 and 3.0% at the end of the second quarter of 2023, before ending the year at 3.1%. The U.S. housing market has been resilient in the face of the Fed’s interest rate hikes with the nine most recent monthly price reports (February through October 2023) each showing increasing home prices (as measured by the S&P Case-Shiller U.S. National Home Price Index).
Performance Analysis
Generally, the Fund holds securities with the economic equivalent to a long position in GLD. In addition, the Fund generally sells (writes) a certain amount of one-month at-the-money covered call options on GLD each month.
The size of the covered call position may be expressed as a percentage of the long GLD position. This percentage is referred to as the IGLD Overwrite Percentage. At each month-end this percentage is determined such that the targeted amount of premium collected from writing the options is approximately 3.85% over the 1-month treasury yield, divided by twelve. Thus, each month’s IGLD Overwrite Percentage is impacted by the market price of the options at the time the options are sold. The higher the price of the

Portfolio Commentary (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
Annual Report
December 31, 2023 (Unaudited)
options, the fewer options that are needed to be sold to raise the targeted premium amount. Should the short calls end the month in-the-money, the Fund will be negatively impacted by the amount the calls are in-the-money.
The net effect of the long GLD position and the partial overwrite of options allows the Fund to participate in GLD rallies at a rate of 100% less the IGLD Overwrite Percentage. For example, if the IGLD Overwrite Percentage is 20%, the Fund generally participates in 80% of the GLD rally for the Period. The following table provides information pertaining to the Fund’s covered call overwrite percentage and performance for each of the monthly reset periods during the Period. The Fund’s overwrite percentage is reset at the end of each month. The table shows the overwrite percentages that went into effect on each of the monthly start dates.
For each monthly reset period the Fund’s performance is generally impacted by a number of factors. These factors include GLD performance, implied volatility of GLD, the overwrite percentage, and expenses.

Monthly Periods		Expenses	GLD (Market) Performance	IGLD (NAV) Performance	IGLD Overwrite Percentage
Start	End
12/30/2022	1/31/2023	0.07%	5.76%	6.16%	32.56%
1/31/2023	2/28/2023	0.07%	-5.37%	-4.30%	38.80%
2/28/2023	3/31/2023	0.07%	7.92%	4.78%	41.37%
3/31/2023	4/28/2023	0.07%	0.86%	1.46%	34.70%
4/28/2023	5/31/2023	0.07%	-1.34%	-1.18%	36.49%
5/31/2023	6/30/2023	0.07%	-2.22%	-1.46%	41.25%
6/30/2023	7/31/2023	0.07%	2.29%	1.73%	53.24%
7/31/2023	8/31/2023	0.07%	-1.28%	-0.59%	52.03%
8/31/2023	9/29/2023	0.07%	-4.76%	-4.11%	54.66%
9/29/2023	10/31/2023	0.07%	7.37%	4.11%	54.47%
10/31/2023	11/30/2023	0.07%	2.53%	2.11%	41.69%
11/30/2023	12/29/2023	0.07%	1.28%	2.30%	46.44%
Market and Fund Outlook
During 2023, implied volatilities in U.S. equity markets averaged about 22.6% according to the Cboe S&P 500 1-Year Volatility Index. This index is derived from option prices and estimates the market’s expectation of the volatility of the S&P 500® Index for the next twelve months. As of the end of 2023, the Cboe S&P 500 1-Year Volatility Index stood at 20.1%. For comparison purposes, the historical volatility of the S&P 500® Index since its inception in 1927 has been about 18.7%.
Some investors are concerned that U.S. inflation has not been fully brought under control and may spike upward again. Should this happen, it will likely negatively impact most bonds. Because of this, many investors may look to reallocate away from fixed income investments. Additionally, investors may be concerned that the U.S. government is now faced with paying higher interest rates to borrow on its burgeoning national debt, and that this combination may be a risk to the general economy and could lead to a recession and lower stock prices.
The Fund is an alternative that investors should consider, in our opinion. The Fund seeks to deliver participation in the price returns of the SPDR® Gold Trust while providing a consistent level of income. The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that are consistent with the premiums received from covered calls written pursuant to the Fund’s investment strategy. The policy has no impact on the Fund’s investment strategy and may reduce the Fund’s net asset value. The policy may be amended at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. For the Period ended December 31, 2023, 77% of the Fund’s distributions were characterized as ordinary income and 23% were characterized as a return of capital. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
In the current market environment, which includes uncertainty around future inflation rates and the risk of a recession, the Fund, in appropriate allocations, could be a suitable alternative to either equity and/or fixed income investments.

FT Vest Gold Strategy Target Income ETF® (IGLD)
Understanding Your Fund Expenses
December 31, 2023 (Unaudited)
As a shareholder of FT Vest Gold Strategy Target Income ETF® (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2023.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
FT Vest Gold Strategy Target Income ETF® (IGLD)
Actual	$1,000.00	$1,054.60	0.85%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)
Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2023 through December 31, 2023), multiplied by 184/365 (to reflect the six-month period).

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Portfolio of Investments
December 31, 2023

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 139.0%
$123,076,800	U.S. Treasury Bill (a)	(b)	11/29/24	$117,912,739
	(Cost $117,530,841)

Shares	Description	Value
MONEY MARKET FUNDS — 2.5%
2,115,640	Dreyfus Government Cash Management Fund, Institutional Shares - 5.25% (c)	2,115,640
	(Cost $2,115,640)
	Total Investments — 141.5%	120,028,379
	(Cost $119,646,481)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 0.8%
	Call Options Purchased — 0.8%
4,382	SPDR® Gold Shares	$83,770,694	$283.50	11/29/24	652,918
	(Cost $475,129)
WRITTEN OPTIONS — (42.3)%
	Call Options Written — (0.7)%
(1,722)	SPDR® Gold Shares	(32,919,474)	191.17	01/31/24	(600,978)
	(Premiums received $598,753)
	Put Options Written — (41.6)%
(4,382)	SPDR® Gold Shares	(83,770,694)	283.50	11/29/24	(35,244,426)
	(Premiums received $35,988,208)
	Total Written Options				(35,845,404)
	(Premiums received $36,586,961)
	Net Other Assets and Liabilities — (0.0)%				(12,973)
	Net Assets — 100.0%				$84,822,920

(a)	All or a portion of this security is segregated as collateral for the options written. At December 31, 2023, the segregated value of this security amounts to $54,952,329.
(b)	Zero coupon security.
(c)	Rate shown reflects yield as of December 31, 2023.
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Portfolio of Investments (Continued)
December 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):

ASSETS TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$117,912,739	$—	$117,912,739	$—
Money Market Funds	2,115,640	2,115,640	—	—
Total Investments	120,028,379	2,115,640	117,912,739	—
Purchased Options	652,918	—	652,918	—
Total	$120,681,297	$2,115,640	$118,565,657	$—

LIABILITIES TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(35,845,404)	$—	$(35,845,404)	$—
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at value	$120,028,379
Options contracts purchased, at value	652,918
Cash	37
Due from broker	1,878
Receivables:
Capital shares sold	964,103
Investment securities sold	904,335
Dividends	9,685
Total Assets	122,561,335

LIABILITIES:
Options contracts written, at value	35,845,404
Payables:
Investment securities purchased	1,833,867
Investment advisory fees	59,144
Total Liabilities	37,738,415
NET ASSETS	$84,822,920

NET ASSETS consist of:
Paid-in capital	$83,159,566
Par value	44,000
Accumulated distributable earnings (loss)	1,619,354
NET ASSETS	$84,822,920
NET ASSET VALUE, per share	$19.28
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,400,002
Investments, at cost	$119,646,481
Premiums paid on options contracts purchased	$475,129
Premiums received on options contracts written	$36,586,961
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Interest	$4,046,789
Dividends	67,582
Total investment income	4,114,371

EXPENSES:
Investment advisory fees	553,229
Total expenses	553,229
NET INVESTMENT INCOME (LOSS)	3,561,142

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,961)
Purchased options contracts	(621,692)
Written options contracts	1,406,850
Net realized gain (loss)	781,197
Net change in unrealized appreciation (depreciation) on:
Investments	368,297
Purchased options contracts	176,038
Written options contracts	658,457
Net change in unrealized appreciation (depreciation)	1,202,792
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,983,989
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,545,131
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Statements of Changes in Net Assets

	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$3,561,142	$270,325
Net realized gain (loss)	781,197	(1,431,362)
Net change in unrealized appreciation (depreciation)	1,202,792	(720,292)
Net increase (decrease) in net assets resulting from operations	5,545,131	(1,881,239)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,928,684)	—
Return of capital	(1,160,039)	(1,725,727)
Total distributions to shareholders	(5,088,723)	(1,725,727)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	50,580,985	21,210,170
Cost of shares redeemed	(4,784,237)	(10,509,533)
Net increase (decrease) in net assets resulting from shareholder transactions	45,796,748	10,700,637
Total increase (decrease) in net assets	46,253,156	7,093,581

NET ASSETS:
Beginning of period	38,569,764	31,476,183
End of period	$84,822,920	$38,569,764

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,050,002	1,550,002
Shares sold	2,600,000	1,050,000
Shares redeemed	(250,000)	(550,000)
Shares outstanding, end of period	4,400,002	2,050,002
See Notes to Consolidated Financial Statements

FT Vest Gold Strategy Target Income ETF® (IGLD)
Consolidated Financial Highlights
For a share outstanding throughout each period

	Year Ended December 31,		Period Ended 12/31/2021 (a)
	2023	2022
Net asset value, beginning of period	$18.81	$20.31	$20.14
Income from investment operations:
Net investment income (loss)	1.04 (b)	0.14	(0.08)
Net realized and unrealized gain (loss)	0.94	(0.79)	0.71
Total from investment operations	1.98	(0.65)	0.63
Distributions paid to shareholders from:
Net investment income	(1.17)	—	—
Return of capital	(0.34)	(0.85)	(0.46)
Total distributions	(1.51)	(0.85)	(0.46)
Net asset value, end of period	$19.28	$18.81	$20.31
Total return (c)	10.95%	(3.26)%	3.14%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$84,823	$38,570	$31,476
Ratio of total expenses to average net assets	0.85%	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	5.47%	0.69%	(0.76)% (d)
Portfolio turnover rate (e)	0%	0%	0%

(a)	Inception date is March 2, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
1. Organization
First Trust Exchange-Traded Fund (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of twenty-four exchange-traded funds. This report covers the FT Vest Gold Strategy Target Income ETF® (the “Fund”), which trades under the ticker “IGLD” on Cboe BZX Exchange, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The Fund’s investment objective is to seek to deliver participation in the price returns of the SPDR® Gold Trust (the “Underlying ETF”) while providing a consistent level of income. The Fund’s investments principally include short-term U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the “Subsidiary”) that holds FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Underlying ETF. In seeking to achieve its objective, the Fund, through the Subsidiary, will generally purchase or sell FLEX Options. In combination, the purchased call and sold put options generally provide exposure to price returns of the Underlying ETF both on the upside and downside. The Subsidiary is wholly-owned by the Fund and is organized under the laws of the Cayman Islands. The Fund may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2023, the Fund invested 22.85% of the Fund’s total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund’s investments are valued as follows:
Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades: (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
U.S. Treasuries are valued on the basis of valuations provided by a third-party pricing service approved by the Trust’s Board of Trustees.
Shares of open-end funds are valued based on NAV per share.
If the Fund’s investments are not able to be priced by pre-established pricing methods, such investments may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.
Valuing the Fund’s holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary’s holdings will be valued in the same manner as the Fund’s holdings.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2023, is included with the Fund’s Consolidated Portfolio of Investments.
B. Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. FLEX Options
FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.
The Fund, through the Subsidiary, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the Subsidiary holds that reference the Underlying ETF will give the Subsidiary the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Subsidiary purchases or sells the option. The FLEX Options held by the Subsidiary are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
When the Subsidiary writes (sells) an option, an amount equal to the premium received by the Subsidiary is included in “Options contracts written, at value” on the Consolidated Statement of Assets and Liabilities. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options contracts” on the Consolidated Statement of Operations. When the Subsidiary purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in “Options

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
contracts purchased, at value” on the Consolidated Statement of Assets and Liabilities. Gain or loss on purchased options is included in “Net realized gain (loss) on purchased options contracts” on the Consolidated Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended December 31, 2023 and 2022 was as follows:

Distributions paid from:	2023	2022
Ordinary income	$3,928,684	$—
Capital gains	—	—
Return of capital	1,160,039	1,725,727
As of December 31, 2023, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(55,617)
Net unrealized appreciation (depreciation)	1,325,266
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s consolidated financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, the Fund had $31,595 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2023, the Fund had no net late year ordinary or capital losses.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2023, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$786,391	$(786,391)	$—
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$83,510,627	$1,325,266	$—	$1,325,266
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s and the Subsidiary’s investment portfolios, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund and the Subsidiary including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
The Subsidiary does not pay First Trust a separate management fee.
Vest Financial LLC (“Vest”), an affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and Vest, First Trust will supervise Vest and its management of the investment of the Fund’s assets and will pay Vest for its services as the Fund’s sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments, derivatives, and in-kind transactions, were $0 and $0, respectively.
For the fiscal year ended December 31, 2023, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the types of derivatives held by the Subsidiary at December 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Options contracts	Commodity Risk	Options contracts purchased, at value	$652,918	Options contracts written, at value	$35,845,404
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Consolidated Statement of Operations Location
Commodity Risk Exposure
Net realized gain (loss) on:
Purchased options contracts	$(621,692)
Written options contracts	1,406,850
Net change in unrealized appreciation (depreciation) on:
Purchased options contracts	176,038
Written options contracts	658,457
During the fiscal year ended December 31, 2023, the premiums for purchased options contracts opened were $739,643 and the premiums for purchased options contracts closed, exercised and expired were $653,763.
During the fiscal year ended December 31, 2023, the premiums for written options contracts opened were $57,155,166 and the premiums for written options contracts closed, exercised and expired were $36,852,667.

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Consolidated Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2025.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there was the following subsequent event:

Notes to Consolidated Financial Statements (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023
Effective January 2, 2024, the name of the sub-advisor has been changed from Cboe VestSM Financial LLC to Vest Financial LLC and the name of the Fund has been changed from FT Cboe Vest Gold Strategy Target Income ETF® to FT Vest Gold Strategy Target Income ETF®.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of FT Vest Gold Strategy Target Income ETF® (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund, as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended December 31, 2023 and 2022, and the period from March 2, 2021 (commencement of investment operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2023 and 2022, and the period from March 2, 2021 (commencement of investment operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividend Received Deduction	Qualified Dividend Income
0.00%	0.00%
Distributions paid to foreign shareholders during the Fund’s fiscal year ended December 31, 2023 that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the

Additional Information (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an

Additional Information (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective.

Additional Information (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Disclaimer
The Fund is not sponsored, endorsed, sold or promoted by SPDR® Gold Shares, SPDR, or Standard & Poor’s® (together with their affiliates hereinafter referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the SPDR® Gold Shares. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.
NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Vest Gold Strategy Target Income ETF® (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $30,869. This figure is comprised of $1,358 paid (or to be paid) in fixed compensation and $29,511 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $15,420 paid (or to be paid) to senior management of First Trust Advisors L.P. and $15,449 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

Additional Information (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investors Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None

INTERESTED TRUSTEE
James A. Bowen(1), Trustee, Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P., Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

(1)
Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)

Name and Year of Birth	Position and Offices with Trust	Term of Year First Elected or Appointed	Principal Occupations During Past 5 Years
ADVISORY BOARD OF THE TRUST
Bronwyn Wright (1971)	Advisory Board Member	• Indefinite term • Since 2023
Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of
Citibank (1994 to 2009), including Managing Director, Citibank
Europe plc and Head of Securities and Fund Services, Citi Ireland
(2007 to 2009)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 -
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
FT Vest Gold Strategy Target Income ETF® (IGLD)
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•  Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•  Information about your transactions with us, our affiliates or others;
•  Information we receive from your inquiries by mail, e-mail or telephone; and
•  Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•  In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•  We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

First Trust Exchange-Traded Fund
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Vest Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $440,000 for 2022 and $459,000 for 2023.
(b)	Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

(c)	Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $257,000 for 2022 and $310,870 for 2023. The tax fees were for review of regulated investment company status. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for 2022 and $0 for 2023.

(d)	All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2022 were $257,000 for the registrant, $0 for the registrant’s investment advisor and $0 for the registrant’s distributor and for the fiscal year ended December 31, 2023 were $310,870 for the registrant, $44,000 for the registrant’s investment advisor and $60,500 for the registrant’s distributor.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item [18.]. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 14. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2024

* Print the name and title of each signing officer under his or her signature.